UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

(Rule 14a-101)

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

(AMENDMENT NO.    )

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☒	Definitive Proxy Statement

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☐	Soliciting Material Pursuant to §240.14a-12

CABLEVISION SYSTEMS CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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Notice of Annual Meeting and

Proxy Statement

Dear Stockholder:

You are cordially invited to attend our annual meeting of stockholders at 10:00 a.m. on May 23, 2013 at our corporate headquarters building at 1111 Stewart Avenue, Bethpage, New York.

In addition to the matters described in the attached proxy statement, we will report on the Company’s activities during 2012. You will have an opportunity to ask questions and to meet your directors and executives.

We are continuing to take advantage of the Securities and Exchange Commission rules allowing companies to furnish proxy materials to their stockholders on the Internet. We believe the e-proxy process expedites stockholders’ receipt of proxy materials, and lowers the costs and reduces the environmental impact of our annual meeting.

I look forward to seeing you at the meeting. Your vote is important to us. Stockholders may vote by using a toll-free telephone number or over the Internet. Also, if you receive a paper copy of the proxy card by mail, you may sign and return the proxy card in the envelope provided.

Sincerely yours,

Charles F. Dolan

Chairman

April 11, 2013

Cablevision Systems Corporation, 1111 Stewart Avenue, Bethpage, NY 11714-3581

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS OF CABLEVISION

SYSTEMS CORPORATION

Time:

10:00 a.m., Eastern Time

Date:

May 23, 2013

Place:

Cablevision Systems Corporation

Corporate Headquarters

1111 Stewart Avenue

Bethpage, New York

Purpose:

•	Elect directors

•	Ratify appointment of independent registered public accounting firm

•	Conduct other business if properly raised

Only stockholders of record on March 28, 2013 may vote at the meeting.

Your vote is important. We urge you to vote as soon as possible by telephone or over the Internet. If you receive a copy of the proxy card by mail, you may sign and return the proxy card in the envelope provided.

Important Notice: Our 2012 Annual Report on Form 10-K and the 2013 Proxy Statement are available at www.cablevision.com/investor/proxy.jsp

Victoria D. Salhus

Senior Vice President,

Deputy General Counsel

and Secretary

April 11, 2013

Proxy Statement 2013 - Cablevision

GENERAL INFORMATION

Voting Rights

Holders of Cablevision NY Group Class A common stock (“Class A common stock”) and Cablevision NY Group Class B common stock (“Class B common stock”), as recorded in our stock register on March 28, 2013, may vote at the meeting. On March 28, 2013, there were 213,083,430 shares of Class A common stock and 54,137,673 shares of Class B common stock outstanding. Each share of Class A common stock has one vote per share and holders will be voting for the election of five candidates to the Board of Directors. Each share of Class B common stock has ten votes per share and holders will be voting for the election of twelve candidates to the Board of Directors. As a result of their ownership of Class B common stock, our Chairman, Charles F. Dolan, certain members of his family and related family entities, have the power to elect all of the directors to be elected by the holders of Class B common stock and to approve Proposal 2 regardless of how other shares are voted.

How to vote

As permitted by rules adopted by the Securities and Exchange Commission, we have elected to provide access to our proxy materials over the Internet. Accordingly, we are sending a Notice of Internet Availability of Proxy Materials (the “Notice”) to our stockholders (other than those who previously requested electronic or paper delivery). All stockholders will have the ability to access the proxy materials on a website referred to in the Notice or request to receive a printed set of the proxy materials. There is no charge to you for requesting a copy of the proxy materials. Instructions on how to access the proxy materials over the Internet or to request a printed set of proxy materials may be found in the Notice. In addition, stockholders may request to receive future proxy materials in printed form by mail or electronically by email on an ongoing basis.

You may vote in person at the meeting or by proxy. You may vote by telephone or over the Internet. Also, if you receive a paper copy of the proxy card by mail, you may sign and return the proxy card in the envelope provided. We recommend you vote by proxy even if you plan to attend the meeting. You can always change your vote at the meeting.

How proxies work

Cablevision Systems Corporation’s (the “Company”) Board of Directors (the “Board”) is asking for your proxy. If you submit a proxy, but do not specify how to vote, the Company representatives named in the proxy will vote your shares in favor of the director nominees identified in this proxy statement and in favor of Proposal 2. The Notice contains instructions for telephone and Internet voting. Also, if you receive a paper copy of the proxy card by mail, you may sign and return the proxy card in the envelope provided. Whichever method you use, giving us your proxy means you authorize us to vote your shares at the meeting in the manner you direct. You may vote for all, some, or none of our director candidates. You may also vote for or against Proposal 2 or abstain from voting.

Proxy Statement 2013 - Cablevision

You may receive more than one Notice or proxy or voting card depending on how you hold your shares. If you hold shares through another party, such as a bank or brokerage firm, you may receive material from them asking how you want to vote.

Revoking a proxy

You may revoke your proxy before it is voted by submitting a new proxy with a later date; by voting in person at the meeting; granting a subsequent proxy through the Internet or telephone or by notifying the Company’s Investor Relations department in writing at Cablevision Systems Corporation, Investor Relations, 1111 Stewart Avenue, Bethpage, New York 11714, so that it is received prior to May 22, 2013.

Quorum

In order to carry on the business of the meeting, we must have a quorum. This means that at least a majority of the outstanding votes represented by outstanding shares eligible to vote must be represented at the meeting, either by proxy or in person. If voting on a particular action is by class, a majority of the votes represented by the outstanding shares of such class constitutes a quorum for that action.

Votes needed

Election of directors by the holders of Class A common stock (“Class A directors”) requires the affirmative vote of a plurality of votes cast by holders of Class A common stock. Election of directors by the holders of Class B common stock (“Class B directors”) requires the affirmative vote of a plurality of votes cast by holders of Class B common stock. Approval of Proposal 2 requires the favorable vote of a majority of the votes cast by the holders of Class A common stock and holders of Class B common stock, voting together as a single class. Abstentions and broker non-votes count for quorum purposes. They will not affect Proposal 2. Broker non-votes occur when a bank, brokerage firm or other nominee is not permitted to vote on a particular matter without instructions from the owner of the shares and no instruction is received.

Please note that the rules regarding how brokers may vote your shares have changed. Brokers may no longer vote your shares in the election of directors or on executive compensation matters unless you provide instructions as to how to vote. We encourage you to provide instructions to your broker regarding the voting of your shares.

Important Notice

All meeting attendees may be asked to present a valid, government-issued photo identification card (federal, state or local), such as a driver’s license or passport, before entering the annual meeting of stockholders. In addition, video and audio recording devices and other electronic devices will not be permitted at the meeting and attendees will be subject to security inspections.

Proxy Statement 2013 - Cablevision

Solicitation

These proxy materials are first being sent to stockholders on April 11, 2013. In addition to this mailing, the Company’s employees may solicit proxies personally, electronically or by telephone. The Company pays the costs of soliciting proxies. We also reimburse brokers and other nominees for their expenses in sending these materials to you and obtaining your voting instructions. The Company has also retained D. F. King & Co., Inc. to assist in the solicitation of proxies at a fee estimated at $15,000 plus reasonable out-of-pocket expenses.

PROPOSAL 1

Election of Directors

The Board has nominated the seventeen director candidates named below all of whom currently serve as our directors. Of the seventeen nominees for director, twelve are to be elected by the Class B stockholders and five are to be elected by the Class A stockholders. All of the directors are elected for a one year term.

Each current director was elected by the stockholders at the last annual meeting.

The Company representatives named in the proxy intend to vote for the election of each of the director nominees below, unless you indicate on your proxy that your vote should be withheld from any or all of the nominees.

If a Class A director nominee becomes unavailable before the election, the Company representatives named in the Class A proxy would be authorized to vote for a replacement Class A director nominee if the Board names one. If a Class B director nominee becomes unavailable before the election, the Company representatives named in the Class B proxy would be authorized to vote for a replacement Class B director nominee if the Board names one.

Information on each of our nominees is given below.

The Board recommends you vote FOR each of the following candidates:

Directors to be elected by Class A Stockholders

•

ZACHARY W. CARTER, 63, Director of the Company since 2006. Partner at the law firm of Dorsey & Whitney LLP, in New York, New York since 1999. Prior to that time, Mr. Carter’s career in public service included serving as United States Attorney for the Eastern District of New York from 1993 to 1999. Mr. Carter is a director of Marsh & McLennan Companies, Inc.

In light of Mr. Carter’s experience as a practicing attorney, his government service, his service as a director of another public company, as well as the knowledge and experience he

Proxy Statement 2013 - Cablevision

has gained and contributions he has made during his tenure as a director of the Company, our Board of Directors, acting on the unanimous recommendation of the directors elected by the Class A stockholders, has concluded that he should be reelected to the Board.

•

THOMAS V. REIFENHEISER, 77, Director of the Company since 2002. Mr. Reifenheiser retired as a Managing Director of JP Morgan Chase, overseeing the Global Media and Telecommunications Division in September 2000 after 38 years with JP Morgan Chase and its predecessors. Mr. Reifenheiser is a director of Lamar Advertising Company. During the past five years, Mr. Reifenheiser was a director of Citadel Broadcasting Corporation and Mediacom Communications Corporation.

In light of Mr. Reifenheiser’s experience as a commercial banker to media and telecommunications companies, his service as a director of other public companies, as well as the knowledge and experience he has gained and contributions he has made during his tenure as a director of the Company, our Board of Directors, acting on the unanimous recommendation of the directors elected by the Class A stockholders, has concluded that he should be reelected to the Board.

•

VICE ADMIRAL JOHN R. RYAN USN (RET.), 67, Director of the Company since 2002. President and Chief Executive Officer of the Center for Creative Leadership in Greensboro, North Carolina since June 2007. He was Chancellor of the State University of New York from June 2005 to June 2007. He was President of the State University of New York Maritime College from June 2002 to June 2005, Interim President of State University at Albany from February 2004 to February 2005, and Superintendent of the United States Naval Academy from June 1998 to June 2002. Vice Admiral Ryan’s military career included positions as Commander of the Maritime Surveillance and Reconnaissance Force, US Sixth Fleet/Commander, Fleet Air Mediterranean Commander, Maritime Air Forces, Mediterranean until his retirement from the U.S. Navy in July 2002. Vice Admiral Ryan is the lead director of CIT Group Inc.

In light of Vice Admiral Ryan’s experience in military service, his leadership positions at major universities, his experience as the chief executive officer of another company, his service as the lead director of another public company, as well as the knowledge and experience he has gained and contributions he has made during his tenure as a director of the Company, our Board of Directors, acting on the unanimous recommendation of the directors elected by the Class A stockholders, has concluded that he should be reelected to the Board.

•

VINCENT TESE, 70, Director of the Company since 1996. Mr. Tese served as Chairman and Chief Executive Officer of the New York State Urban Development Corporation from 1985 to 1987 and as Director of Economic Development for New York State from 1987 to December 1994. Mr. Tese is Chairman of Bond Street Holdings LLC and Executive Chairman of Florida Community Bank and is a director of Intercontinental Exchange, Inc., ICE Clear Credit LLC, Mack-Cali Realty Corporation, The Madison Square Garden

Proxy Statement 2013 - Cablevision

Company and New York Racing Association, Inc., and a trustee of New York Presbyterian Hospital and New York University School of Law. During the past five years, Mr. Tese was a director of Bowne & Company, Inc., Cabrini Mission Society, Catholic Guardian Society, Custodial Trust Company, Municipal Art Society, Magfusion, Inc., NRDC Acquisition Corp., GGCP, Inc., The Bear Stearns Companies, Inc., Wireless Cable International, Inc. and Xanboo Inc.

In light of Mr. Tese’s experience as the chief executive officer of the New York State Urban Development Corporation, his government service, his experience as the executive chairman of private companies, his service as a director of other public companies, as well as the knowledge and experience he has gained and contributions he has made during his tenure as a director of the Company, our Board of Directors, acting on the unanimous recommendation of the directors elected by the Class A stockholders, has concluded that he should be reelected to the Board.

•

DR. LEONARD TOW, 84, Director of the Company since 2005. Chief Executive Officer of New Century Holdings LLC, an outdoor advertising company, since January 2005. Dr. Tow is a director of AMC Networks Inc., and was a director of Citizens Communications Company from 1989 to September 2004. Chairman and Chief Executive Officer of Citizens Communications Company from 1990 to September 2004. Dr. Tow is also a Trustee of Columbia University Mailman School of Public Health.

In light of Dr. Tow’s experience as a founder and chief executive officer of a major cable television company, his experience as the chief executive officer of a private company, as well as the knowledge and experience he has gained and contributions he has made during his tenure as a director of the Company, our Board of Directors, acting on the unanimous recommendation of the directors elected by the Class A stockholders, has concluded that he should be reelected to the Board.

Directors to be elected by Class B Stockholders

•

RAND V. ARASKOG, 81, Director of the Company since 2005. Self-employed as a private investor as principal in RVA Investments since March 1998. During the past five years, Mr. Araskog was a director of ITT Educational Services, Inc., Rayonier, Inc. and International Steel Group, Inc.

In light of Mr. Araskog’s experience as the chief executive officer of a public company and as a principal in a private investment company, as well as the knowledge and experience he has gained and contributions he has made during his tenure as a director of the Company, our Board of Directors, acting on the unanimous recommendation of the directors elected by the Class B stockholders, has concluded that he should be reelected to the Board.

•

EDWARD C. ATWOOD, 77, Director of the Company since May 2011. Vice President — Multimedia Services of the Company since 1998. Mr. Atwood is the brother-in-law of Charles F. Dolan and the uncle of James L. Dolan, Kathleen M. Dolan, Patrick F. Dolan, Deborah Dolan-Sweeney, Thomas C. Dolan and Marianne Dolan Weber.

Proxy Statement 2013 - Cablevision

In light of Mr. Atwood’s experience in various positions with Cablevision since 1982, our Board of Directors, acting on the unanimous recommendation of the directors elected by the Class B stockholders, has concluded that he should be reelected to the Board.

•

FRANK J. BIONDI, 68, Director of the Company since 2005. Senior Managing Director of WaterView Advisors LLC since June 1999. Mr. Biondi is a director of Hasbro, Inc., Seagate Technology, Amgen, Inc. and RealD Inc. During the past five years, Mr. Biondi was a director of The Bank of New York Mellon Corporation and Yahoo Inc.

In light of Mr. Biondi’s experience as a senior executive of other companies and as a managing director of a private company, as well as the knowledge and experience he has gained and contributions he has made during his tenure as a director of the Company, our Board of Directors, acting on the unanimous recommendation of the directors elected by the Class B stockholders, has concluded that he should be reelected to the Board.

•

CHARLES F. DOLAN, 86, Director of the Company since 1985. Chairman of the Company since 1985. Executive Chairman of AMC Networks Inc. since June 2011. Chief Executive Officer of the Company from 1985 to October 1995. Founded and acted as the General Partner of the Company’s predecessor from 1973 to 1985. Established Manhattan Cable Television in 1961 and Home Box Office in 1971. He serves as a director of AMC Networks Inc. and The Madison Square Garden Company. Charles F. Dolan is the father of James L. Dolan, Kathleen M. Dolan, Patrick F. Dolan, Thomas C. Dolan, Deborah Dolan-Sweeney, Marianne Dolan Weber, the father-in-law of Kristin A. Dolan and Brian G. Sweeney and the brother-in-law of Edward C. Atwood.

In light of Mr. Dolan’s experience as founder, his service as Chairman and, previously, as the Chief Executive Officer of Cablevision and its predecessors, as well as the knowledge and experience he has gained and contributions he has made during his tenure as a director of the Company, our Board of Directors, acting on the unanimous recommendation of the directors elected by the Class B stockholders, has concluded that he should be reelected to the Board.

•

JAMES L. DOLAN, 57, Director of the Company since 1991. President of the Company since June 1998. Chief Executive Officer of the Company since October 1995. Executive Chairman of The Madison Square Garden Company since July 2009. Chairman of Madison Square Garden, LP since October 1999. Chief Executive Officer of Rainbow Media Holdings, Inc., a subsidiary of the Company, from September 1992 to October 1995. Vice President of the Company from 1987 to September 1992. He serves as a director of AMC Networks Inc. and The Madison Square Garden Company. During the past five years, Mr. Dolan was a director of Live Nation Entertainment, Inc. James L. Dolan is the son of Charles F. Dolan, the spouse of Kristin A. Dolan and the brother of Kathleen M. Dolan, Patrick F. Dolan, Thomas C. Dolan, Deborah Dolan-Sweeney, Marianne Dolan Weber, the brother-in-law of Brian G. Sweeney and the nephew of Edward C. Atwood.

Proxy Statement 2013 - Cablevision

In light of Mr. Dolan’s experience in various positions with Cablevision since 1979, including as its Chief Executive Officer since 1995, as well as the knowledge and experience he has gained and contributions he has made during his tenure as a director of the Company, our Board of Directors, acting on the unanimous recommendation of the directors elected by the Class B stockholders, has concluded that he should be reelected to the Board.

•

KATHLEEN M. DOLAN, 50, Director of the Company since 2008. Director and Founder of Purple Crayon Productions, Inc., a Woodstock, Vermont based community art and music center since September 2004. Kathleen M. Dolan is the daughter of Charles F. Dolan, the sister of James L. Dolan, Patrick F. Dolan, Thomas C. Dolan, Deborah Dolan-Sweeney, Marianne Dolan Weber, the sister-in-law of Kristin A. Dolan and Brian G. Sweeney and the niece of Edward C. Atwood.

In light of Ms. Dolan’s experience as a member of Cablevision’s founding family, as well as the knowledge and experience she has gained and contributions she has made during her tenure as a director of the Company, our Board of Directors, acting on the unanimous recommendation of the directors elected by the Class B stockholders, has concluded that she should be reelected to the Board.

•

KRISTIN A. DOLAN, 46, Director of the Company since 2010. President, Optimum Services of the Company since April 2013. Senior Executive Vice President of Product Management and Marketing from November 2011 to April 2013. Senior Vice President of the Company from 2003 to 2011. Ms. Dolan has been an employee of the Company since 1990. She serves as a director of AMC Networks Inc. and The Madison Square Garden Company. Kristin A. Dolan is the daughter-in-law of Charles F. Dolan, the spouse of James L. Dolan and the sister-in-law of Kathleen M. Dolan, Patrick F. Dolan, Thomas C. Dolan, Brian G. Sweeney, Deborah Dolan-Sweeney and Marianne Dolan Weber.

In light of Ms. Dolan’s experience in various positions with Cablevision since 1990, as well as the knowledge and experience she has gained and contributions she has made during her tenure as a director of the Company, our Board of Directors, acting on the unanimous recommendation of the directors elected by the Class B stockholders, has concluded that she should be reelected to the Board.

•

PATRICK F. DOLAN, 61, Director of the Company since 1991. President of News 12 Networks of the Company since February 2002. Vice President of News from September 1995 to February 2002. News Director of News 12 Long Island, a subsidiary of the Company, from December 1991 to September 1995. He serves as director of AMC Networks Inc. Patrick F. Dolan is the son of Charles F. Dolan, the brother of James L. Dolan, Kathleen M. Dolan, Thomas C. Dolan, Deborah Dolan-Sweeney, Marianne Dolan Weber, the brother-in-law of Kristin A. Dolan and Brian G. Sweeney and the nephew of Edward C. Atwood.

Proxy Statement 2013 - Cablevision

In light of Mr. Dolan’s experience as a member of Cablevision’s founding family and in various positions with Cablevision since 1989, as well as the knowledge and experience he has gained and contributions he has made during his tenure as a director of the Company, our Board of Directors, acting on the unanimous recommendation of the directors elected by the Class B stockholders, has concluded that he should be reelected to the Board.

•

THOMAS C. DOLAN, 60, Director of the Company since 2007. Executive Vice President-Strategy and Development, Office of the Chairman since September 2008. Executive Vice President and Chief Information Officer of the Company from October 2001 until April 2005. Mr. Dolan was on unpaid leave of absence from April 2005 until September 2008. Senior Vice President and Chief Information Officer of the Company from February 1996 to October 2001. Vice President and Chief Information Officer of the Company from July 1994 to February 1996. General Manager of the Company’s East End Long Island cable system from November 1991 to July 1994. System Manager of the Company’s East End Long Island cable system from August 1987 to October 1991. He also served as a director of the Company from March 1998 to May 2005. He serves as a director of AMC Networks Inc. and The Madison Square Garden Company. Thomas C. Dolan is the son of Charles F. Dolan, the brother of James L. Dolan, Kathleen M. Dolan, Patrick F. Dolan, Deborah Dolan-Sweeney and Marianne Dolan Weber, the brother-in-law of Kristin A. Dolan and Brian G. Sweeney and the nephew of Edward C. Atwood.

In light of Mr. Dolan’s experience as a member of Cablevision’s founding family and in various positions with Cablevision since 1987, as well as the knowledge and experience he has gained and contributions he has made during his tenure as a director of the Company, a majority of our Board of Directors, acting on the recommendation of a majority of the directors elected by the Class B stockholders, has concluded that he should be reelected to the Board. In light of the lawsuit filed by Thomas C. Dolan against Cablevision described under “Related Party Policy and Certain Transactions — Other,” the following directors abstained from the Board’s recommendation on Thomas C. Dolan: Messrs. Araskog, Biondi, Carter, Reifenheiser, Ryan, Tese and Tow.

•

DEBORAH DOLAN-SWEENEY, 49, Director of the Company since 2008. Director of Dolan Family Foundation since 1986. Director of Dolan Children’s Foundation since 1997. She serves as a director of The Madison Square Garden Company. Deborah Dolan-Sweeney is the daughter of Charles F. Dolan, the spouse of Brian G. Sweeney, the sister of James L. Dolan, Kathleen M. Dolan, Patrick F. Dolan, Thomas C. Dolan and Marianne Dolan Weber, the sister-in-law of Kristin A. Dolan and the niece of Edward C. Atwood.

In light of Ms. Dolan-Sweeney’s experience as a member of Cablevision’s founding family, as well as the knowledge and experience she has gained and contributions she has made during her tenure as a director of the Company, our Board of Directors, acting on the unanimous recommendation of the directors elected by the Class B stockholders, has concluded that she should be reelected to the Board.

Proxy Statement 2013 - Cablevision

•

BRIAN G. SWEENEY, 48, Director of the Company since 2005. Senior Executive Vice President, Strategy and Chief of Staff since January 2013. Senior Vice President — eMedia of the Company from January 2000 to January 2013. He serves as a director of AMC Networks Inc. and The Madison Square Garden Company. Brian G. Sweeney is the son-in-law of Charles F. Dolan, the spouse of Deborah Dolan-Sweeney and the brother-in-law of James L. Dolan, Kathleen M. Dolan, Kristin A. Dolan, Patrick F. Dolan, Thomas C. Dolan and Marianne Dolan Weber.

In light of Mr. Sweeney’s experience in various positions with Cablevision since 1993, as well as the knowledge and experience he has gained and contributions he has made during his tenure as a director of the Company, our Board of Directors, acting on the unanimous recommendation of the directors elected by the Class B stockholders, has concluded that he should be reelected to the Board.

•

MARIANNE DOLAN WEBER, 55, Director of the Company since 2005. President of Dolan Family Foundation from 1986 to September 1999. Chairman of Dolan Family Foundation from September 1999 through 2011. President of Dolan Children’s Foundation from 1997 to September 1999. Chairman of Dolan Children’s Foundation from September 1999 through 2011. Manager of Dolan Family Office, LLC from 1997 through 2011. She serves as a director of AMC Networks Inc. and The Madison Square Garden Company. Marianne Dolan Weber is the daughter of Charles F. Dolan, the sister of James L. Dolan, Kathleen M. Dolan, Patrick F. Dolan, Thomas C. Dolan, Deborah Dolan-Sweeney and the sister-in-law of Kristin A. Dolan and Brian G. Sweeney and the niece of Edward C. Atwood.

In light of Ms. Dolan Weber’s experience as a member of Cablevision’s founding family and as Chairman of the Dolan Family Foundation and the Dolan Children’s Foundation, as well as the knowledge and experience she has gained and contributions she has made during her tenure as a director of the Company, our Board of Directors, acting on the unanimous recommendation of the directors elected by the Class B stockholders, has concluded that she should be reelected to the Board.

BOARD OF DIRECTORS AND COMMITTEES

The Board met six times in 2012. Each of our directors in 2012 attended at least 75% of the meetings of the Board and the committees of the Board on which he or she served during 2012, except for Kathleen M. Dolan, Deborah Dolan-Sweeney and Marianne Dolan Weber.

We encourage our directors to attend annual meetings of stockholders and believe that attendance at annual meetings is just as important as attendance at Board and committee meetings. All of our directors in 2012 attended the 2012 annual stockholders meeting except for Rand V. Araskog, Zachary W. Carter, Kathleen M. Dolan, Deborah Dolan-Sweeney, Thomas C. Dolan and Vincent Tese.

Proxy Statement 2013 - Cablevision

Director Independence

The Company’s Class A common stock is listed on the New York Stock Exchange. As a result, we are subject to the New York Stock Exchange’s corporate governance listing standards. However, a listed company that meets the New York Stock Exchange’s definition of “controlled company,” a company of which more than 50% of the voting power is held by a single entity or group, may elect not to comply with certain of these requirements. On March 19, 2004, the Class B stockholders who are members of the Dolan family and related family entities entered into a Stockholder Agreement relating, among other things, to the voting of their shares of the Company’s Class B common stock and filed a Schedule 13D with the Securities and Exchange Commission as a “group” under the rules of the Securities and Exchange Commission. As a result, we fall within the New York Stock Exchange’s definition of a “controlled company.” As a “controlled company”, we have the right to elect not to comply with the corporate governance rules of the New York Stock Exchange requiring: (i) a majority of independent directors on our Board; (ii) an independent corporate governance and nominating committee; and (iii) an independent compensation committee.

We have elected not to comply with the New York Stock Exchange requirement for a majority of independent directors on our Board and for a corporate governance and nominating committee because of our status as a “controlled company”. We do comply with the requirement for an independent compensation committee. Our Board elected not to comply with the requirement for a majority of independent directors on our Board because of our shareholder voting structure. Under the terms of our Amended and Restated Certificate of Incorporation, the holders of the Company’s Class B common stock have the right to elect up to 75% of the members of our Board and there is no requirement that any of those directors be independent or be chosen independently.

In determining director independence, the Board applies the independence standards of the New York Stock Exchange and affirmatively determines whether each director has any other material relationship with the Company. In applying its independence standards, the Board has determined that each of the following non-employee directors is an “independent” member: Zachary W. Carter, Thomas V. Reifenheiser, John R. Ryan, Vincent Tese, Leonard Tow, Rand V. Araskog and Frank J. Biondi. Each of those non-employee directors is also a nominee for director. In making the determination as to the independence of each director, the Board considered all relationships between that director and the Company and its affiliates and noted the following:

With respect to Vincent Tese, the Board considered one existing relationship noted below and determined that it was not material and that Mr. Tese was independent:

•	Vincent Tese has served as an outside director of The Madison Square Garden Company since the date on which it was distributed to the Company’s stockholders, February 9, 2010.

Proxy Statement 2013 - Cablevision

With respect to Leonard Tow, the Board considered one existing relationship noted below and determined it was not material and that Dr. Tow was independent:

•	Leonard Tow has served as an outside director of AMC Networks Inc. since the date on which it was distributed to the Company’s stockholders, June 30, 2011.

The Board has also determined that each member of our Audit Committee, as listed below, qualifies as “independent” under the independence standards of the Securities and Exchange Commission for audit committee members.

Committees

The Board has three standing committees: the Audit Committee, the Compensation Committee and the Executive Committee.

Audit Committee

Committee members: Messrs. Ryan (Chairman), Tese and Tow currently comprise the Audit Committee.

Meetings in 2012: 7

The primary purposes of our Audit Committee are: (a) to assist the Board in its oversight of (i) the integrity of our financial statements, (ii) our compliance with legal and regulatory requirements, (iii) our independent registered public accounting firm’s qualifications and independence and (iv) the performance of our internal audit function and independent registered public accounting firm; (b) to appoint, retain or terminate the Company’s independent registered public accounting firm and to pre-approve or to adopt appropriate procedures to pre-approve all audit, audit-related and other services, if any, to be provided by the independent registered public accounting firm; and (c) to prepare any report of the Audit Committee required by the rules and regulations of the Securities and Exchange Commission for inclusion in our annual proxy statement. The text of our Audit Committee charter is available on our website at www.cablevision.com. A copy may be obtained, without charge, by writing to Cablevision Systems Corporation, Corporate Secretary, 1111 Stewart Avenue, Bethpage, New York 11714.

Our Board has determined that each member of the Audit Committee is independent as defined under the rules of both the New York Stock Exchange and the Securities and Exchange Commission, is financially literate and has accounting or related financial management expertise, as such qualifications are defined under the rules of the New York Stock Exchange, and that John R. Ryan, Chairman of the Audit Committee, is an “audit committee financial expert” within the meaning of the rules of the Securities and Exchange Commission.

Proxy Statement 2013 - Cablevision

Our Board has established a procedure whereby complaints or concerns with respect to accounting, internal controls and auditing matters may be submitted to the Audit Committee. This procedure is described under “Communicating with Our Directors” below.

Compensation Committee

Committee members: Messrs. Tese (Chairman), Reifenheiser and Ryan currently comprise the Compensation Committee. Our Board has determined that each member of the Compensation Committee is independent as defined under the rules of the New York Stock Exchange.

Meetings in 2012: 10

The primary purposes of our Compensation Committee are to: (a) establish our general compensation philosophy and, in consultation with management, oversee the development and implementation of compensation programs, (b) review and approve corporate goals and objectives relevant to the compensation of our Chief Executive Officer and the other executive officers of the Company who are required to file reports under Section 16(a) of the Securities Exchange Act of 1934, evaluate such executive officers’ performance in light of those goals and objectives and determine and approve their compensation levels based upon those evaluations, (c) oversee the activities of the committee or committees administering our retirement plans, (d) approve any new equity compensation plan or material changes to an existing plan, (e) in consultation with management, oversee regulatory compliance with respect to compensation matters and (f) determine and approve any severance or similar termination payments to current or former executive officers. The text of our Compensation Committee charter is available on our website at www.cablevision.com. A copy may be obtained, without charge, by writing to Cablevision Systems Corporation, Corporate Secretary, 1111 Stewart Avenue, Bethpage, New York 11714.

In accordance with its charter, the Compensation Committee has the authority to engage outside consultants to assist in the performance of its duties and responsibilities. The Compensation Committee uses a compensation consultant to assist the Compensation Committee in determining whether the elements of the Company’s executive compensation program are reasonable and consistent with the Company’s objectives. For more information, see “Compensation Discussion and Analysis.”

Compensation Committee Interlocks and Insider Participation

Messrs. Tese, Reifenheiser and Ryan served as the members of the Compensation Committee during 2012. None of them is a current or former officer or employee of the Company.

Executive Committee

Committee members: Messrs. James L. Dolan (Chairman) and Tese.

Meetings in 2012: 1

Proxy Statement 2013 - Cablevision

The Executive Committee has broad power to act on behalf of the Board. In practice, the Executive Committee typically acts on ordinary course matters that arise between Board meetings.

Other Committees

In addition to standing committees, pursuant to the Company’s Related Party Transaction Approval Policy a committee consisting of independent directors (an “Independent Committee”) reviews and approves or takes such other action as it may deem appropriate with respect to transactions involving the Company and its subsidiaries, including CSC Holdings, LLC (“CSC Holdings”), on the one hand, and in which any director, officer, greater than 5% stockholder of the Company or any other “related person”, as defined in Item 404 of Regulation S-K of the Securities and Exchange Commission (“Item 404”), has or will have a direct or indirect material interest. Similarly, an Independent Committee oversees approval of all transactions and arrangements between the Company and its subsidiaries, including CSC Holdings, on the one hand, and The Madison Square Garden Company and its subsidiaries, or AMC Networks Inc. and its subsidiaries, on the other hand, to the extent involving amounts in excess of the dollar threshold set forth in Item 404. See “Related Party Policy and Certain Transactions — Agreements Related to the MSG Distribution and AMC Networks Inc. Distribution — Related Party Transaction Approval Policy.”

Absence of Nominating Committee

We do not have a nominating committee. We decided that it was not appropriate to have a nominating committee because of our shareholder voting structure. Under the terms of our Amended and Restated Certificate of Incorporation, the holders of the Company’s Class B common stock have the right to elect up to 75% of the members of our Board. We believed that creating a committee consisting solely of independent directors charged with responsibility for recommending nominees for election, as directors would be inconsistent with the vested rights of the holders of Class B common stock under our Amended and Restated Certificate of Incorporation. Instead, the Board decided to provide a mechanism in our Corporate Governance Guidelines referred to below for the nominees for election as directors by the holders of the Company’s Class A common stock and by the holders of the Company’s Class B common stock. The holders of the Company’s Class A common stock are currently entitled to elect 25% of the members of our Board. Under our Corporate Governance Guidelines, nominees for election as Class A directors shall be recommended to the Board by a majority of the Class A directors then in office. Nominees for election as Class B directors shall be recommended to our Board by a majority of the Class B directors then in office.

Director Selection

Our directors have not set specific, minimum qualifications that nominees must meet in order for them to be nominated for election to the Board, but rather our directors believe that each nominee should be evaluated based on his or her individual merits, taking into account, among

Proxy Statement 2013 - Cablevision

other matters, the factors set forth in our Corporate Governance Guidelines under “Board Composition” and “Selection of Directors.” Those factors include:

•

The desire to have a Board that encompasses a broad range of skills, expertise, industry knowledge, diversity of viewpoints, opinions, background and experience, and contacts relevant to our businesses;

•	Personal qualities and characteristics, accomplishments and reputation in the business community;

•	Ability and willingness to commit adequate time to Board and committee matters; and

•	The fit of the individual’s skills and personality with those of other directors and potential directors in building a Board that is effective, collegial and responsive to the needs of the Company.

The Class A directors will evaluate possible candidates to recommend to the Board for nomination as Class A directors. The Board will also consider nominees for Class A directors recommended by our stockholders. Nominees recommended by stockholders will be given appropriate consideration in the same manner as other nominees. Stockholders who wish to submit nominees for consideration by the Board for election at our 2014 annual meeting of stockholders may do so by submitting in writing such nominees’ names, in compliance with the procedures and along with the other information required by our by-laws. Any such nominee must be submitted to the Corporate Secretary of the Company, at Cablevision Systems Corporation, 1111 Stewart Avenue, Bethpage, New York 11714 not less than 60 nor more than 90 days prior to the date of our 2014 annual meeting of stockholders, provided that if the date of the meeting is publicly announced or disclosed less than 70 days prior to the date of the meeting, such notice must be given not more than ten days after such date is first announced or disclosed. See “Stockholder Proposals for 2014 Annual Meeting.”

The Class B directors will consult from time to time with one or more of the holders of Class B common stock to assure that all Class B director nominees recommended to the Board are individuals who will make a meaningful contribution as Board members and will be individuals likely to receive the approving vote of the holders of the outstanding Class B common stock. The Class B directors do not intend to consider unsolicited suggestions of nominees. We believe that this is appropriate in light of the voting provisions of our Amended and Restated Certificate of Incorporation, which vest the right to elect the Company’s Class B directors exclusively in the holders of the Company’s Class B common stock.

Board Leadership Structure

Our Board of Directors has chosen to separate the roles of Chairman of the Board and Chief Executive Officer. The Board believes that this is the optimal leadership structure as it allows the Company to benefit from the services of its founder, Charles F. Dolan, particularly with

Proxy Statement 2013 - Cablevision

respect to strategic planning, while also benefitting from the extensive experience of its Chief Executive Officer and President, James L. Dolan, who has served as the Company’s Chief Executive Officer for 18 years, with responsibility for day-to-day management of the Company.

Risk Oversight

The Company’s Board of Directors believes that oversight of risk management is an important Board responsibility. The Audit Committee takes the lead on behalf of the Board in monitoring risk management. The Audit Committee discusses guidelines and policies governing the process by which senior management of the Company and the relevant departments of the Company assess and manage the Company’s exposure to risk and discusses the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures. We believe that our executive compensation program, with its emphasis on long-term performance, its close connection to Company-wide and divisional performance and its significant equity components is designed to align the executives’ compensation with the Company’s long-term strategy and growth and, as a result, does not encourage excessive risk taking. Our Compensation Committee considers the issue of the Company’s exposure to risk in establishing and implementing our executive compensation programs.

Corporate Governance Guidelines

Our Board has adopted our Corporate Governance Guidelines. These guidelines set forth our practices and policies with respect to Board composition and selection, Board meetings, executive sessions of the Board, Board committees, the expectations we have of our directors, selection of the Chairman of the Board and the Chief Executive Officer, management succession, Board and executive compensation, and Board self-evaluation requirements. The full text of our Corporate Governance Guidelines may be viewed at our website at www.cablevision.com. A copy may be obtained, without charge, by writing to Cablevision Systems Corporation, Corporate Secretary, 1111 Stewart Avenue, Bethpage, New York 11714.

Executive Sessions of Non-management Board Members

Under our Corporate Governance Guidelines, our directors who are not also officers of the Company or any of its affiliates (“Non-management directors”) meet at least quarterly in executive sessions. If the Non-management directors include any directors who are not independent under the New York Stock Exchange rules, the independent directors are to meet in executive sessions at least semi-annually. The Non-management directors will rotate as the presiding director at these executive sessions. Only a Non-management director who is also independent under the New York Stock Exchange Rules will preside at an executive session of the independent directors. Non-management directors who are family members of executive officers do not participate in the Non-management director meetings.

Proxy Statement 2013 - Cablevision

Communicating with Our Directors

Our Board has adopted policies designed to allow stockholders and other interested parties to communicate with our directors. Any interested party that wishes to communicate with the Board or any director or the Non-management directors as a group should send communications in writing to Chairman of the Audit Committee, Cablevision Systems Corporation, c/o Corporate Secretary, 1111 Stewart Avenue, Bethpage, New York 11714. Any person, whether or not an employee, who has a concern with respect to accounting, internal accounting controls or auditing matters, may, in a confidential or anonymous manner, communicate those concerns to our Audit Committee by contacting The Network, Inc., which has been designated to act as a confidential contact organization for this purpose, at 1-888-310-6742. This information for communicating with the Audit Committee and Non-management directors is also available on our website at www.cablevision.com.

Code of Business Conduct and Ethics

Our Board has adopted a Code of Business Conduct and Ethics for our directors, officers and employees. A portion of this Code of Business Conduct and Ethics also serves as a code of ethics for our senior financial officers. Among other things, our Code of Business Conduct and Ethics covers conflicts of interest, disclosure responsibilities, legal compliance, confidentiality, corporate opportunities, fair dealing, protection and proper use of assets, and equal employment opportunity and harassment. The full text of the code is available on our website at www.cablevision.com. A copy may be obtained, without charge, by writing to Cablevision Systems Corporation, Corporate Secretary, 1111 Stewart Avenue, Bethpage, New York 11714.

DIRECTOR COMPENSATION

Directors who are Company employees receive no extra compensation for serving as directors. Each non-employee director receives a base fee of $60,000 per year; $2,000 per Board, committee and non-management director meeting attended in person; and $500 per Board, committee and non-management director meeting attended by telephone. Non-employee directors also receive $7,500 annually per committee membership and $15,000 annually per committee chairmanship.

We also pay our non-employee directors compensation in restricted stock units. Each year, each non-employee director receives a number of restricted stock units for the number of shares of common stock equal to $110,000 divided by the fair market value of a share of Class A common stock based on the closing price on the New York Stock Exchange on the date of grant. The restricted stock units the non-employee directors receive are fully vested on the date of grant. The shares of Class A common stock represented by the restricted stock units are delivered to the non-employee directors after the expiration of 90 days following the end of their service on the Board. Prior to 2007, we paid our non-employee directors compensation in stock options and restricted stock units. Each non-employee director would

Proxy Statement 2013 - Cablevision

receive options to purchase 4,000 shares of Class A common stock and a number of restricted stock units for the number of shares of common stock equal to $40,000 divided by the fair market value of a share of Class A common stock. The options were fully vested and exercisable on the date of grant. The per share exercise price of the options was equal to the fair market value of the common stock at the date of grant, which, under the 2006 Stock Plan for Non-Employee Directors, is the closing price of a share of Class A common stock on the New York Stock Exchange on the date of grant.

Our directors who reside in our service territory are entitled to receive free cable television service, high-speed-data and voice service for their primary residence.

Our non-employee directors are entitled to use the Company’s travel service department from time to time to make arrangements for their personal travel. Except as noted below, the Company does not pay any of the directors’ travel expenses other than the cost of travel on Company business. The Company believes it is beneficial to the Company for directors to participate in certain Company events and meet with management, customers and other individuals who have important relationships with the Company. Accordingly, from time to time the Company requests that certain directors attend events, including events outside the New York area. In these instances, the Company provides the directors with transportation and reimburses the directors for expenses for themselves and, in certain cases, their spouses.

Charles F. Dolan and James L. Dolan are employees of the Company and their compensation for 2012 is discussed under “Executive Compensation.”

Kristin A. Dolan, Thomas C. Dolan, Patrick F. Dolan, Brian G. Sweeney and Edward C. Atwood are employees of the Company and their compensation for 2012 is discussed under “Related Party Policy and Certain Transactions.”

Proxy Statement 2013 - Cablevision

DIRECTOR COMPENSATION TABLE

The table below summarizes the total compensation paid to or earned by each of our non-employee directors for the year ended December 31, 2012. Directors who are employees of the Company receive no compensation for service as directors.

Name	Fees Earned Or Paid in Cash ($)(1)	Stock Awards ($)(2)	Option Awards ($)(3)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings	All Other Compensation ($)(4)	Total ($)
Zachary W. Carter	68,128	110,000	—	—	—	*	186,837
Thomas V. Reifenheiser	101,765	110,000	—	—	—	*	220,786
John R. Ryan	137,508	110,000	—	—	—	—	247,508
Vincent Tese	114,412	110,000	—	—	—	*	233,967
Leonard Tow	82,000	110,000	—	—	—	10,118	202,118
Rand V. Araskog	68,528	110,000	—	—	—	10,524	189,052
Frank J. Biondi	95,929	110,000	—	—	—	—	205,929
Kathleen M. Dolan	61,500	110,000	—	—	—	—	171,500
Deborah Dolan-Sweeney	66,500	110,000	—	—	—	*	185,663
Marianne Dolan Weber	66,500	110,000	—	—	—	*	185,459

*	Represents less than $10,000.

(1)	The amounts reported for fees include expenses incurred in attending meetings for which the Company reimburses each non-employee director.

(2)	This column reflects the aggregate grant date fair value of the 9,919 restricted stock units granted in 2012 to each non-employee director, as calculated under Accounting Standards Codification (“ASC”) Topic 718. For each non-employee director, the aggregate number of restricted stock units outstanding is as follows: Mr. Carter, 30,921; Mr. Reifenheiser, 38,233; Mr. Ryan, 38,233; Mr. Tese, 38,233; Dr. Tow, 34,484; Mr. Araskog, 34,484; Mr. Biondi, 34,484; Ms. Dolan, 27,846; Ms. Dolan-Sweeney, 23,614; and Ms. Dolan Weber, 34,484.

(3)	No stock options were granted in 2012.

For each non-employee director, the aggregate number of shares of Class A common stock underlying outstanding stock options at December 31, 2012 is as follows: Mr. Carter, 0; Mr. Reifenheiser, 8,000; Mr. Ryan, 16,000; Mr. Tese, 16,000; Dr. Tow, 8,000; Mr. Araskog, 0; Mr. Biondi, 8,000; Ms. Dolan, 0; Ms. Dolan-Sweeney, 0; and Ms. Dolan Weber, 8,000.

(4)	This column includes, for each individual, as applicable, an amount for free cable television service, high-speed data and voice service.

Proxy Statement 2013 - Cablevision

PROPOSAL 2

Ratification of Appointment of Independent Registered Public Accounting Firm

The Audit Committee of the Board has approved the retention of KPMG LLP (“KPMG”) as our independent registered public accountants for 2013. KPMG will audit our financial statements for fiscal year 2013. We are asking that you ratify that appointment, although your ratification is not required. A KPMG representative will be at the annual meeting to answer appropriate questions and to make a statement if he or she desires. This proposal requires the affirmative vote of the majority of the votes cast by the holders of Class A common stock and Class B common stock, voting together as a single class. In accordance with our Amended and Restated Certificate of Incorporation, holders of Class A common stock have one vote per share and holders of Class B common stock have ten votes per share.

The Board recommends you vote FOR this proposal.

KPMG LLP Information

The following table presents fees for services rendered by KPMG in 2011 and 2012.

	2011	2012
	(in thousands)
Audit Fees(1)	$4,416	$4,099
Audit Related Fees(2)	2,031	643
Tax Fees(3)	999	38
All Other Fees (4)	—	564

Total Fees	$7,446	$5,344

(1)	Audit fees consisted of services for: (1) the audit of the Company’s annual financial statements for 2011 and 2012, (2) audits of internal control over financial reporting for 2011 and 2012, (3) reviews of the interim financial statements included in the Company’s Quarterly Reports on Form 10-Q for 2011 and 2012, and (4) XBRL-related agreed-upon procedures related to the Company’s Quarterly Reports on Form 10-Q and Annual Report on Form 10-K.

(2)	Audit related fees consisted principally of services relating to audits of certain subsidiary financial statements, audits of employee benefit plans, agreed upon procedures or expanded audit procedures to comply with contractual agreements or regulatory franchise reporting requirements and filings with the Securities and Exchange Commission. In addition, in 2011, these fees included services related to the AMC Distribution.

(3)	Tax fees consisted of fees for tax consultation services. In addition, in 2011, these fees related to the AMC Distribution.

(4)	This fee category consists of fees billed for services other than the services reported in other categories, and consists of fees for permissible advisory services not directly related to the audit. There were no fees for this category in 2011.

The Audit Committee’s policy requires that the Audit Committee pre-approve audit and non-audit services performed by the independent registered public accounting firm. The Audit Committee may delegate its pre-approval authority to the Chairman or any other member of the Audit Committee. All of the services for which fees were disclosed under “Audit Related Fees” and “Tax Fees” in the table above were pre-approved under the Audit Committee’s pre-approval policy.

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REPORT OF AUDIT COMMITTEE

A role of the Audit Committee is to assist the Board in its oversight of the Company’s financial reporting process. As set forth in the charter of the Audit Committee, management of the Company is responsible for the preparation, presentation and integrity of the Company’s financial statements, the Company’s accounting and financial reporting principles and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent registered public accounting firm is responsible for auditing the Company’s financial statements expressing an opinion as to their conformity with generally accepted accounting principles and auditing and expressing an opinion on the effectiveness of the Company’s internal control over financial reporting.

In the performance of its oversight function, the Audit Committee has reviewed and discussed with management and the independent registered public accounting firm the audited financial statements for the year ended December 31, 2012 and the independent registered public accounting firm’s evaluation of the Company’s internal control over financial reporting. The Audit Committee has also discussed with the independent registered public accounting firm the matters required to be discussed pursuant to Public Company Accounting Oversight Board auditing standard AU 380 (Communication with Audit Committees). The Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent auditor’s communications with the Audit Committee regarding independence, and has discussed with the auditors the auditors’ independence. All audit and non-audit services performed by the independent registered public accounting firm must be specifically approved by the Audit Committee or a member thereof.

Based upon the review and discussions described in this report, the Audit Committee recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2012 filed with the Securities and Exchange Commission.

Members of the Audit Committee

John R. Ryan	Vincent Tese	Leonard Tow

Proxy Statement 2013 - Cablevision

EXECUTIVE COMPENSATION

COMPENSATION DISCUSSION AND ANALYSIS

Overview of Executive Compensation Program

Our executive compensation program is administered by our Compensation Committee. The responsibilities of the Compensation Committee are set forth in its charter. Among other responsibilities, the Compensation Committee (1) establishes our general compensation philosophy and, in consultation with management, oversees the development and implementation of compensation programs; (2) reviews and approves corporate goals and objectives relevant to the compensation of our Chief Executive Officer and the other executive officers of the Company who are required to file reports under Section 16(a) of the Securities Exchange Act of 1934, evaluates such executive officers’ performance in light of those goals and objectives and determines and approves their compensation levels based upon those evaluations; and (3) oversees the activities of the committee or committees administering our retirement plans. The Compensation Committee also administers our shareholder approved compensation plans. For more information about the Compensation Committee, please see “Board of Directors and Committees — Committees — Compensation Committee.”

Compensation Consultant

In accordance with its charter, the Compensation Committee has the authority to engage outside consultants to assist in the performance of its duties and responsibilities. The Compensation Committee uses a compensation consultant to assist the Compensation Committee in determining whether the elements of the Company’s executive compensation program are reasonable and consistent with the Company’s objectives. The compensation consultant advises the Compensation Committee on designing the executive compensation program and the reasonableness of individual compensation awards. The compensation consultant reports directly to the Compensation Committee, although the compensation consultant meets with members of management from time to time for purposes of gathering information on management proposals and recommendations to be presented to the Compensation Committee.

As part of its ongoing engagement, the Compensation Committee’s compensation consultant, Pay Governance LLC (“Pay Governance”), conducted a review of executive compensation to assist the Compensation Committee in determining compensation programs and decisions for 2012. The Compensation Committee has retained Pay Governance to assist in designing and establishing the Company’s executive compensation programs for 2013.

Role of Executives in Compensation Decisions

The Compensation Committee reviews the performance and compensation of the Chief Executive Officer and the Chairman and, following discussions with its compensation consultant, establishes each of their compensation. The management of the Company provides

Proxy Statement 2013 - Cablevision

to the Compensation Committee, either directly or through the compensation consultant, management’s recommendations on the compensation, including annual cash incentive compensation, for executive officers other than the Chief Executive Officer and the Chairman. The Chief Executive Officer and the Chief Financial Officer assist the Compensation Committee and its compensation consultant in determining the Company’s core peer group and the peer group comparisons, as described below. Other members of management provide support to the Compensation Committee as needed. Based upon a review of performance and historical compensation, recommendations and information from members of management, and discussions with its compensation consultant, the Compensation Committee determines and approves compensation for the executive officers.

Executive Compensation Program Objectives and Philosophy

The Company is one of the nation’s leading media and telecommunications companies and one of the largest cable operators in the United States, based on the number of video subscribers. As of December 31, 2012, the Company served approximately 3.2 million video subscribers, approximately 3.1 million high-speed data service subscribers and approximately 2.4 million voice subscribers, in and around the New York metropolitan area and in Montana, Wyoming, Colorado, and Utah. We believe that our cable television systems in the New York metropolitan area comprise the largest metropolitan cluster of cable television systems under common ownership in the United States (measured by number of video subscribers). We also provide high-speed data and Voice over Internet Protocol services using our cable television broadband network. Through our Cablevision Lightpath, Inc. subsidiary, we provide telephone services and high-speed Internet access to the business market. In addition, we own approximately 97.2% of Newsday LLC, which operates a newspaper publishing business. We also own regional news and high school sports programming services, a motion picture theater business, and a cable television advertising sales business. We operate our businesses in an intensely competitive, highly regulated, rapidly changing and complex technological environment. We strive to remain competitive by developing new and advanced products and services and continuously improving our offerings.

Despite the continuing difficult economic and competitive environment in 2012 and the impact of Superstorm Sandy in the fourth quarter of 2012, the Company achieved approximately $6.7 billion of consolidated net revenue, approximately $1.9 billion of consolidated adjusted operating cash flow and approximately $760 million of consolidated operating income for the year ended December 31, 2012. In addition, the Company reported higher combined video, data and voice customer net additions than in 2011. See “Executive Compensation — Compensation Practices and Policies — Performance Objectives” for a description of how we calculate adjusted operating cash flow.

In 2012, the Company made significant investments to improve products and services and to enhance the performance of its network to meet the demands of customers. The Company also continued the quarterly dividend of $0.15 per share and repurchased approximately 13.6 million shares under the Company’s stock repurchase program for the year ended December 31, 2012.

Proxy Statement 2013 - Cablevision

For the year ended December 31, 2012, the Company also maintained industry leading cable operations metrics including product penetration and revenue per subscriber. For the five, three and one-year periods ended December 31, 2012, the total shareholder return of the Class A common stock (adjusted for the Company’s distribution to its stockholders of the capital stock of The Madison Square Garden Company (the “MSG Distribution”) completed on February 9, 2010 and the Company’s distribution to its stockholders of the capital stock of AMC Networks Inc. (the “AMC Distribution”) completed on June 30, 2011) and including the quarterly dividend, was approximately 19.0%, 9.1% and 9.6%, respectively. The return for the S&P 500 for the five, three and one-year periods ended December 31, 2012 was approximately 8.6%, 36.3% and 16.0%, respectively.

The Company places great importance on its ability to attract, retain, motivate and reward experienced executives who can continue to help the Company achieve strong financial, operational and stock performance. The Company strives to do so by developing executive compensation policies and programs that are consistent with, explicitly linked to, and supportive of the strategic objectives of growing the Company’s businesses and maximizing stockholder value. Our current named executive officers, who are the five executive officers listed in the tables under “Executive Compensation Tables” below, have a combined total of more than 100 years of service in the cable and telecommunications industries with the Company and other related companies and industries. The Compensation Committee seeks to offer both short-term and long-term incentive compensation programs that will provide competitive compensation, drive performance and encourage executive retention.

The following principles describe the key objectives of our executive compensation program:

•

First, the majority of compensation for the Company’s executive officers should be at risk and based on the performance of the Company, so that actual compensation levels depend upon the Company’s actual performance as determined by the Compensation Committee;

•	Second, over time, incentive compensation of the Company’s executive officers should focus more heavily on long-term rather than short-term accomplishments and results;

•	Third, equity-based compensation should be used to align executive officers’ interests with the stockholders’ interests; and

•

Fourth, the overall executive compensation program should be competitive, equitable and structured so as to ensure the Company’s ability to attract, retain, motivate and reward the talented executives who are essential to the Company’s continuing success. Total direct compensation, rather than individual compensation elements, is the Compensation Committee’s focus in providing competitive compensation opportunities.

In formulating the executive compensation program, the Compensation Committee seeks to fulfill these objectives by maintaining appropriate balances between (1) short-term and long-term compensation, (2) cash and equity compensation and (3) performance-based and non-performance-based compensation.

Proxy Statement 2013 - Cablevision

Compensation Practices and Policies

Employment Agreements

We have written employment agreements with certain named executive officers. In February 2013, we entered into a letter agreement with Mr. James L. Dolan, which amended his prior employment agreement. In February 2012, we entered into a new employment agreement with Mr. David G. Ellen, which replaced his prior employment agreement. For a description of the terms and provisions of the employment agreements, see “Executive Compensation Tables — Employment Agreements”.

Performance Objectives

As described below under “— Elements of In-Service Compensation”, the Company grants performance-based cash incentives as important elements of executive compensation.

Generally, the performance metrics for the incentives have been based on net revenues and on adjusted operating cash flow, which we also refer to as “AOCF”, a non-GAAP financial measure, defined as operating income (loss) before depreciation and amortization (including impairments), excluding stock based compensation expense or benefit and restructuring expense or credits. The Company considers these performance measures to be key measures of the Company’s operating performance. At the time of the grant of an award, the performance measures used may contemplate certain potential future adjustments and exclusions.

Tally Sheets

The Compensation Committee has reviewed tally sheets setting forth all components of compensation payable, and the benefits accruing, to the named executive officers for the completed fiscal year, including all cash compensation, perquisites and the current value of outstanding equity-based awards. The tally sheets also set forth potential payouts to the named executive officers upon various types of termination. The Compensation Committee considers the information presented in tally sheets in determining future compensation.

Benchmarking

The Compensation Committee reviewed and compared compensation from a core peer group of companies in the same general industry or industries as the Company as well as companies of similar size and business mix to evaluate the competitiveness and appropriateness of our compensation program. The Compensation Committee, with the assistance of its compensation consultant, selected the companies that would comprise the core peer group in 2012, which were Comcast Corporation, DIRECTV Group, Inc., Time Warner Cable Inc., Viacom Inc., CBS Corporation, CenturyLink, Inc., DISH Network Corporation, Liberty Media Corporation, Frontier Communications Corporation, Level 3 Communications, Inc., Windstream Corporation and Charter Communications, Inc. Because we also compete for

Proxy Statement 2013 - Cablevision

executives with more diversified companies, the Compensation Committee also considered a supplemental reference group that included AT&T Inc., Verizon Communications Inc., Time Warner Inc., The Walt Disney Company, Sprint Nextel Corporation and News Corporation. The Compensation Committee determined that the core peer group represented an appropriate benchmark for the competitive market for our senior executive talent in 2012, based on our business operations and competitive labor markets, and the supplemental reference group provided an additional relevant point of reference. The core peer group is a broader group of companies than the companies included in the peer group for the stock performance graph contained in our Annual Report on Form 10-K.

The Compensation Committee’s compensation consultant presented to the Compensation Committee a comparison of base salary, target bonus, total cash compensation (defined as base salary plus target bonus), long-term incentives and total direct compensation (defined as total cash compensation plus the annualized value of long-term incentives) with the median, 75th percentile and 90th percentile of a peer group of companies that were identified based on the Company’s current business mix and labor markets and also compared compensation levels with the supplemental reference group. As part of the total compensation review, the Compensation Committee’s compensation consultant assisted the Compensation Committee in (1) determining a peer group to be used for competitive comparisons, (2) assessing executive compensation in comparison with the peer group and in light of the Company’s performance and (3) reviewing the Company’s equity and cash-based executive incentive programs, taking into account evolving market trends. In the analysis, it was noted that, as in prior years, there was limited market information regarding the role and compensation of chairmen who are executive officers but not chief executive officers. The Compensation Committee considered that the Company’s founder and Chairman, Mr. Charles F. Dolan, continues to play a unique and important role in setting the strategic direction of the Company, in addition to his role on the Board. The Compensation Committee determined to exclude Mr. Charles F. Dolan from these comparisons with officers of the members of the core peer group. The Compensation Committee concluded that as a result of Mr. Dolan’s important role in setting the strategic direction of the Company, an appropriate general guideline for Mr. Dolan’s target total direct compensation for 2012 was slightly below the target total direct compensation of the Chief Executive Officer of the Company.

The Compensation Committee also received information from its compensation consultant concerning comparisons of compensation levels for the other named executive officers to comparable positions among the peer companies. Compensation of the Company’s Chief Executive Officer, Mr. James L. Dolan, was compared to chief executive officers at the peer group companies. Mr. Gregg G. Seibert, Vice Chairman and Chief Financial Officer of the Company, was compared to chief financial officers at the peer group companies. Mr. David G. Ellen, Executive Vice President and General Counsel of the Company, and Ms. Victoria D. Salhus, Senior Vice President, Deputy General Counsel and Secretary of the Company, were compared to the chief legal officer, and deputy chief legal officer, respectively, at peer companies.

Proxy Statement 2013 - Cablevision

The Compensation Committee also took into account the responsibilities of Mr. Charles F. Dolan with AMC Networks Inc. (“AMC”) following the AMC Distribution and Mr. James L. Dolan with The Madison Square Garden Company (“MSG”) following the MSG Distribution.

Based on the total compensation review, the Compensation Committee set a general guideline for target total direct compensation based on a combination of internal and market considerations. Internal factors include experience, skills, position, level of responsibility, historic and current compensation levels, internal relationship of compensation levels between executives, as well as attraction and retention of executive talent. Market considerations include referencing market pay levels and pay practices among a peer group of companies with a reference to the third quartile of the core peer group. The Compensation Committee’s decisions are based upon a combination of these considerations and may exceed or fall below the third quartile of the core peer group. The Compensation Committee believed that this range was appropriate in light of the dynamics, diversity, complexities and competitive nature of the Company’s businesses as well as the Company’s performance. The Compensation Committee believed that the guideline for target total direct compensation provided a useful point of reference, along with the other factors described above, in administering the Company’s executive compensation program.

Say on Pay

In accordance with the advisory vote on the frequency of the stockholder advisory vote on executive compensation submitted to stockholders at the Company’s 2011 annual meeting, the Company plans to hold a stockholder advisory vote on executive compensation every three years. The first executive compensation advisory vote was held at the Company’s 2011 annual meeting of stockholders, at which more than a majority of the votes of holders of Class A common stock and Class B common stock, voting together as a single class, approved the advisory vote on the compensation of executive officers. The Compensation Committee considered the affirmative outcome of this vote for compensation and has continued to apply the same principles when making compensation decisions for our named executive officers.

Elements of In-Service Compensation

Our executive compensation program consists of three principal elements, each of which is important to the Company’s desire to attract, retain, motivate and reward highly-qualified executives. The three principal compensation elements are base salary, annual cash incentives and long-term incentives. In addition, each executive officer is also eligible to receive certain benefits, which are generally provided to all other eligible employees, and certain perquisites described below.

A significant percentage of total direct compensation is allocated to incentive compensation in accordance with the Compensation Committee’s philosophy as described above. The Compensation Committee reviews historical Company compensation and other information provided by its compensation consultant and other factors such as experience, performance

Proxy Statement 2013 - Cablevision

and length of service to determine the level and mix of compensation for executive officers, by position and grade level, that the Compensation Committee has deemed appropriate.

Base Salaries

The Compensation Committee is responsible for setting the base salaries of the named executive officers. Base salaries for these executives have been set at levels that are intended to reflect the competitive marketplace in attracting and retaining quality executives. Each of the employment agreements of the named executive officers contains a minimum base salary level. For information regarding these minimum base salary levels, please see “— Employment Agreements” below. The Compensation Committee currently reviews the salaries of the named executive officers no less frequently than on an annual basis. The Compensation Committee evaluates each executive’s performance, experience and grade level and may increase executive salaries. Based on their performance and in accordance with the terms of the employment agreements, the Compensation Committee, in its discretion, has increased base salaries for the named executive officers over time. Based on evaluation of performance, experience and the competitive marketplace, the Compensation Committee reviewed the base salaries of the named executive officers in 2012 and increased the base salary of Ms. Victoria D. Salhus in 2012 by $15,000. The base salaries for the named executive officers in 2012 are set forth in the Summary Compensation Table under “Executive Compensation Tables” below.

Annual Incentives

Under our executive compensation program, annual incentive awards, or bonuses, are made to executive officers and other members of management. For the named executive officers and other individuals that the Compensation Committee determines may be covered by Section 162(m) of the Internal Revenue Code, as amended, 2012 bonuses were granted under the 2011 Cash Incentive Plan (“CIP”), a stockholder approved plan. For all other members of management, bonuses were granted under a management performance incentive program (“MPIP”) administered by the Compensation Committee.

Annual incentive awards are designed to link directly executive compensation to the Company’s performance and provide incentives and rewards for excellent business performance during the year. Each bonus-eligible employee is assigned a target bonus of a percentage of that employee’s annual base salary. The target bonuses are determined based upon the applicable employee’s position, grade level, responsibilities, and historical and expected future contributions to the Company. In addition, the employment agreement of each named executive officer who has an employment agreement, other than Mr. Charles F. Dolan, contains a minimum target bonus level. For information regarding these minimum target bonus levels, please see “— Employment Agreements” below. The Compensation Committee currently reviews the target bonus levels of the named executive officers no less frequently than on an annual basis. The Compensation Committee evaluates each executive’s performance, experience and grade level and may adjust executive target bonus levels accordingly. Based on their performance and in accordance with the terms of the employment

Proxy Statement 2013 - Cablevision

agreements, the Compensation Committee, in its discretion, has increased target bonus levels for the named executive officers over time. Target bonuses for 2012 were as follows: Mr. Charles F. Dolan — 175%; Mr. James L. Dolan — 200%; Mr. Seibert — 150%; Mr. Ellen — 95% and Ms. Salhus — 60%.

The payment of annual incentive awards depends on the extent to which the Company achieves performance objectives established by the Compensation Committee. For 2012, under the CIP, if the Company achieved a certain target net revenue to budget, each named executive officer would be eligible to receive payment of an annual incentive award equal to the lesser of $10 million and two times his target bonus, subject to the Compensation Committee’s discretion to reduce the award. In general, under the CIP, regardless of whether the Company achieves, exceeds or fails to achieve its target metrics, the Compensation Committee has the discretion only to decrease bonuses if the Company wishes to preserve the Section 162(m) deduction. For 2012, the performance target for the named executive officers was at least 90% of the Company’s 2012 budgeted net revenue. As the Company’s net revenue for the period was in excess of 90% of the Company’s budgeted net revenue after taking into account certain adjustments including various adjustments for acquisitions, dispositions and acts of God, the performance target was met. The Compensation Committee elected to exercise its negative discretion and to reduce the incentive award payments to the levels that the named executive officers would have received if they had been participants in the MPIP. The Compensation Committee established MPIP performance metrics that varied depending upon the eligible employee’s specific business unit. These performance objectives related to items such as net revenues, AOCF, subscribers, advertising revenue, capital expenditures and other division-specific strategic and operating metrics. For executive officers and other individuals who hold corporate positions at the Company, the MPIP metrics were predominantly based on a weighted average of the comparisons of all of the business units’ performances against their respective performance objectives. In determining to use the MPIP payouts for the bonuses payable to the named executive officers, the Compensation Committee used this weighted average. Bonuses awarded under the MPIP may also be adjusted for recipients’ individual performances. To the extent the Company exceeds the MPIP performance metrics, employees may receive payments greater than their target bonuses.

As part of the process for determining executive compensation in 2012, the Compensation Committee reviewed the payouts that the named executive officers were expected to receive in 2012 for performance awards granted in prior years, as well as each executive officer’s performance, experience and grade level.

Long-Term Incentives

Our executive compensation program is designed to achieve the objectives described above under “Executive Compensation Program Objectives and Philosophy”. Except as noted below, our core long-term incentive program in 2012 for all executives consisted of two elements: restricted stock and cash performance awards. These long-term incentives were awarded to

Proxy Statement 2013 - Cablevision

members of management, except our most senior executives, based upon each individual’s grade level and provided approximately 50% of the value of their long-term incentive awards in restricted stock and approximately 50% of the value of their long-term incentive award as cash performance awards. We believe restricted stock would provide the named executive officers with an incentive to improve the Company’s stock price performance and a direct alignment with stockholders’ interests, as well as a continuing stake in the long-term success of the Company. The cash performance awards also would provide strong incentives for the executives to help the Company achieve specific long-term financial objectives. In addition, because these equity and cash awards would vest over time, we believe these awards would provide strong incentives for the executives to remain with the Company.

In 2010, certain of the named executive officers received approximately 40% of the value of their total long-term incentive awards in restricted stock and approximately 60% of the value of their long-term incentive awards as cash performance awards. In 2010, the long-term incentives for other executive officers (including the remaining named executive officers) and members of management consisted of approximately 50% each of restricted stock and cash performance awards. With respect to our annual long-term incentive grants, we continued the same mix of elements for the long-term incentive program in 2011 and 2012, except that for 2012 all of the named executive officers received approximately 50% of the value of their annual long-term incentive awards in restricted stock and approximately 50% of the value of their annual long-term incentive awards as cash performance awards. Also, in 2012, we made a special grant of stock options to certain officers and employees, including the named executive officers as described below under “— Elements of In-Service Compensation —Long-Term Incentives — Stock Options.” In 2013, the long-term incentive program continued the mix of restricted stock and cash performance awards used in 2012, except that in accordance with the letter agreement amending his employment agreement, beginning in 2013, Mr. James L. Dolan’s long-term incentive award will consist of stock options and cash performance awards as described in more detail under “Employment Agreements” below. Grants of long-term incentives are made under stockholder-approved plans. Prior to 2006, restricted stock, stock options and stock appreciation rights awards were granted under our 1996 Amended and Restated Employee Stock Plan, which expired by its terms in February 2006. This plan was replaced by our 2006 Employee Stock Plan, which was approved by stockholders at our annual meeting in May 2006. Cash awards have been made under our Long-Term Incentive Plan, which was replaced by the CIP in May 2006. The 2011 Cash Incentive Plan that was approved by stockholders in 2011 was used for 2012 cash performance awards and will be used for 2013 cash performance awards.

As described above under “— Compensation Practices and Policies — Other,” our goal is to make annual grants of the elements of our long-term incentive program to eligible employees after the public announcement of our annual financial information. Restricted stock and performance awards were granted in March 2012. The current executive compensation program annual long-term incentives were granted in March 2013, with any grants for new eligible employees hired after annual grants, but prior to October 1 of each year, to be made in October.

Proxy Statement 2013 - Cablevision

Restricted Stock

Under our executive compensation program, annual grants of restricted stock are made to executive officers and other members of management. An award of restricted stock provides the recipient with a specified number of shares of Class A common stock as long as the recipient remains employed by the Company through the date that the restrictions lapse. Under the current executive compensation program, restricted stock awards will vest in their entirety on the third anniversary of the date of grant (i.e., three-year cliff vesting) as long as the recipient is continuously employed until such date. Information regarding restricted stock awards for the named executive officers in 2012 is set forth in the Summary Compensation Table and the Grants of Plan-Based Awards Table under “Executive Compensation Table” below. More information regarding other restricted stock grants for the named executive officers appears in the Outstanding Equity Awards at Fiscal Year-End Table under “Executive Compensation Tables” below. Vesting of restricted stock awards granted in March 2012 to Messrs. Charles F. Dolan, James L. Dolan, Gregg G. Seibert and David G. Ellen was also subject to the Company achieving a performance condition designed to achieve tax deductibility under Section 162(m) of the Internal Revenue Code. The performance condition requires the Company to achieve growth in net revenue (relative to 2012) in the fiscal year 2014.

Performance Awards

The current executive compensation program contemplates annual grants of three-year performance awards to executive officers and other members of management to be earned on the basis of long-term performance relative to pre-established financial goals. Each recipient will be eligible to receive a specified dollar amount, depending on the employee’s grade level, to the extent that the performance objectives are achieved.

The performance awards granted in 2012 will be payable in 2015 if the Company achieves specified targets of certain financial metrics that will be determined for those awards. The Company is in the process of finalizing its long-term strategic and financial plan reflecting continued investment in products and services, and focusing on financial performance. Therefore, the targets for the 2012 awards, which will be derived from the long-term financial plan, have not yet been established. The targets will be designed to measure ongoing operating performance of the Company and will be subject to various adjustments such as for acquisitions and dispositions and investments in new business initiatives and exclude all charges for long-term performance-based compensation. If the Company does not achieve threshold levels of performance, the award does not provide for any payment. Based on the experience and grade level of the named executive officers in 2012, the Compensation Committee granted Messrs. Charles F. Dolan, James L. Dolan, Gregg G. Seibert and David G. Ellen and Ms. Victoria D. Salhus performance awards with targeted amounts of $3,725,000, $3,700,000, $2,500,000, $1,100,000 and $250,000, respectively. Performance awards for the named executive officers granted in 2012 are set forth in the Grants of Plan-Based Awards Table under “Executive Compensation Tables” below.

Proxy Statement 2013 - Cablevision

The performance targets for the three-year performance awards granted in 2010 and those granted in 2011 are not expected to be achieved.

Stock Options

In 2012, we made a special grant of stock options to certain officers and employees of the Company, including the named executive officers. As a result of the Company’s 2012 strategy, which called for additional investments designed to enhance our products and services with a focus on retention and acquisition of customers, we determined in February 2012 that the targets of the three-year performance awards granted in 2010 were not expected to be achieved and those granted in 2011 were expected to be only partially achieved and paid out in 2014. Accordingly, in the fourth quarter of 2011, the related accruals on our financial statements were reversed or substantially reduced. The Compensation Committee concluded that it was undesirable to have a significant element of the compensation of its named executive officers, senior executives and other employees based on performance objectives that we believed were unlikely to be achieved as a result of the Company’s current strategy. Therefore, in 2012 the Compensation Committee made a special grant of stock options to certain officers and employees of the Company, including the named executive officers. The 2012 stock option awards were meant to further incentivize and retain current employees as the Company’s current strategy is rolled out. Each stock option granted in 2012 was granted with an exercise price equal to the closing price of the Class A common stock on the date of grant. Recipients of stock options will only realize value if, and to the extent that, the price of Class A common stock on the date the stock option is exercised exceeds the exercise price (as adjusted in accordance with its terms). The stock options granted in 2012 vest over two years in 50% annual increments, based on the achievement of a pre-established net revenue performance goal and the executive’s continued employment through such vesting date, and expire ten years from the grant date. More information regarding other stock option grants to the named executive officers appears in the Outstanding Equity Awards at Fiscal Year-End Table under “Executive Compensation Tables” below. In 2013, Mr. James L. Dolan was granted 2,000,000 stock options in accordance with the terms of the letter agreement amending his employment agreement. The options granted to Mr. Dolan were granted with an exercise price equal to the closing price of the Class A common stock on the date of grant. Mr. Dolan will only realize value if, and to the extent that the price of Class A common stock on the date the stock option is exercised exceeds the exercise price (as adjusted in accordance with its terms). The stock options granted to Mr. Dolan in 2013 vest on the third anniversary of the grant date and expire ten years from the grant date.

Other Awards in Prior Years

Our former executive compensation program also included special retention incentives called deferred compensation awards. Although the Company referred to these awards as “deferred compensation awards,” we do not believe that they constitute “deferred compensation” under Section 409A of the Internal Revenue Code. These awards were generally made to executive

Proxy Statement 2013 - Cablevision

officers and other members of management. The purpose of these deferred compensation awards was to attract and retain senior executives. The named executive officers other than Messrs. Charles F. Dolan and Gregg G. Seibert received these awards in October 2004. Mr. Charles F. Dolan received a deferred compensation award in November 2005 with economics and vesting designed to give him the same economics and rights as if he had received the award at the same time as the other recipients.

The deferred compensation awards contemplated an initial award amount for each recipient of $500,000. Each year, on the anniversary date of the award, the award amount grew by an additional amount equal to the lesser of 20% of the individual’s annual base salary in effect at that time and $150,000. In addition, the award amount was increased by quarterly interest, at an annual interest rate equal to the average of the one-year LIBOR fixed-rate equivalent for the ten business days immediately preceding October 1st of each year. The deferred compensation award was payable in installments: 50% of the then-current award amount was payable on the fifth anniversary of the effective date of the award (October 2009 for the named executive officers), and the balance of the then-current award amount was payable on the seventh anniversary of the effective date (October 2011) so long as the recipient continued to be an employee of the Company through those dates. All award amounts have been paid out. Information regarding the deferred compensation awards of the named executive officers is set forth in the Summary Compensation Table under “Executive Compensation Tables” below.

Benefits

Benefits offered to executive officers generally provide for retirement income and serve as a safety net against hardships that can arise from illness, disability or death. The executive officers are eligible to participate in the same health and welfare benefit plans made available to the other benefits-eligible employees of the Company, including, for example, medical, dental, vision, life insurance and disability coverage. In addition to the standard life insurance available to all employees (based on a multiple of base salary, up to a $4,000,000 cap on the total amount of life insurance), the Company purchased whole life insurance policies for certain current and former senior executives of the Company, including Messrs. Charles F. Dolan and James L. Dolan. The policies originally provided coverage (before the application of any dividends to purchase increased insurance) in the amount of the greater of three times the individual’s annual base salary as in effect in 1996 or the death benefit provided under previous policies. As of each respective policy’s 2012 anniversary date, the policies provided estimated death benefits for these executives in the following amounts: Charles F. Dolan — $3,505,199 and James L. Dolan — $1,834,220. Based on current projections, the Company believes the policies are fully funded and the Company does not anticipate the need to make any additional premium payments. The expected death benefits are expected to grow over time to the extent that the dividends payable on the policy values exceed the premiums required to fund the death benefit. Information regarding premiums paid by the Company with respect to each of the executive officers is set forth in the Summary Compensation Table under “Executive Compensation Tables” below.

Proxy Statement 2013 - Cablevision

Defined Benefit Plans

The Company maintains the Cablevision Cash Balance Pension Plan, a tax-qualified defined benefit plan, for participating employees, including executive officers. Under the Company’s Excess Cash Balance Plan, a non-qualified deferred compensation plan, the Company provides additional benefits to employees who are restricted by the applicable Internal Revenue Service (“IRS”) annual compensation limitation.

The Company’s Nonqualified Supplemental Benefit Plan provides actuarially determined pension benefits for certain employees of the Company or its subsidiaries and affiliates who were previously employed by CSSC, L.L.C., which is wholly owned by Charles F. Dolan and his spouse. There are only two remaining active employees of the Company who accrue benefits under this plan, only one of whom is a named executive officer, Charles F. Dolan.

More information regarding the Cash Balance Pension Plan, the Excess Cash Balance Plan and the Nonqualified Supplemental Benefit Plan is provided with the Pension Benefits Table under “Executive Compensation Tables” below.

Defined Contribution Plans

Under the Cablevision 401(k) Savings Plan (the “401(k) Plan”), a tax-qualified retirement savings plan, participating employees, including executive officers, may contribute into their plan accounts a percentage of their eligible pay on a before-tax basis as well as a percentage of their eligible pay on an after-tax basis. The Company matches 50% of the first 6% of eligible pay contributed by participating employees. The Company matching contributions are subject to vesting limitations for the first three years of employment.

In addition, the Company offers an Excess Savings Plan, a non-qualified deferred compensation plan, to employees who are restricted by the applicable IRS annual compensation limitation and/or the pre-tax income deferral limitation. More information regarding the Excess Savings Plan is provided with the Nonqualified Deferred Compensation Table under “Executive Compensation Tables” below.

The Company’s Nonqualified Supplemental Benefit Plan also includes a defined contribution component. The Company provides allocations to the participant’s notional accounts. There are only two remaining active employees of the Company who accrue benefits under this plan, only one of whom is a named executive officer, Charles F. Dolan.

Matching contributions made by the Company under the 401(k) Plan and the Excess Savings Plan and allocations under the defined contribution portion of the Nonqualified Supplemental Benefit Plan on behalf of the named executive officers are set forth in the Summary Compensation Table under “Executive Compensation Tables” below.

Proxy Statement 2013 - Cablevision

Perquisites

The Company provides certain perquisites to executive officers as described below. The aggregate value of perquisites received by each of the named executive officers is set forth in the Summary Compensation Table under “Executive Compensation Tables” below.

Telecommunications Services

The Company’s perquisites include access to telecommunications services (cable television, high-speed data and voice) at no monthly cost to employees, including executive officers, living in the Company’s service area. Certain employees living outside the service area are eligible for reimbursement of certain costs in purchasing similar services. The services provided vary depending on the grade level of the employee.

Executive Security

In order to address the security concerns of the Company, we have established an executive security program for the protection of the named executive officers. Recommendations of a third party security expert have been implemented for office, home and travel, at the Company’s cost, to the extent approved by the Compensation Committee. Because certain of these costs can be viewed as conveying personal benefits to the named executive officers, they are reported as perquisites.

Car and Driver

In connection with our executive security program, Messrs. Charles F. Dolan and James L. Dolan each has a Company car and driver assigned to them on a full-time basis, which they are permitted to use for their personal use in addition to business purposes. In addition, certain executive officers and members of management have used Company cars and drivers on a limited basis for personal use.

To the extent employees use Company-provided car service for personal use, those employees are imputed compensation for tax purposes. For compensation reporting purposes, the benefit attributable to the personal use of Company cars is valued at a portion of the cost of the driver plus car maintenance, fuel and other related costs, based on an estimated percentage of use.

Aircraft

The Company owns and operates three passenger helicopters and leases and operates a jet to facilitate business travel of senior executives. As described under “Related Party Policy and Certain Transactions — Certain Other Transactions,” the Company also has five separate dry lease agreements with entities controlled by Charles F. Dolan or other members of the Dolan family pursuant to which the Company has the right to use fixed-wing or rotary aircraft operated by such entities.

Proxy Statement 2013 - Cablevision

Generally, Messrs. Charles F. Dolan and James L. Dolan are permitted to use the helicopters and the jet for personal travel. In addition, certain other executive officers and other members of management are permitted to use the helicopters and the jet for personal travel upon the approval of the Chief Executive Officer or his designee. Messrs. Gregg G. Seibert and David G. Ellen are permitted to use the Company jet (or in certain limited circumstances with the approval of the Company), other aircraft owned by entities controlled by Charles F. Dolan or other members of the Dolan family which the Company has the right to use) for up to 35 hours annually for Mr. Seibert and 15 hours annually for Mr. Ellen, for personal travel. Personal use of the helicopters has primarily been for purposes of commutation. From time to time, the Company also provides car service to Messrs. Gregg G. Seibert and David G. Ellen for purposes of transportation to and from the heliport.

To the extent any employee uses any of the aircraft for personal travel without reimbursement, they are imputed compensation for tax purposes based on the Standard Industry Fare Level rates that are published biannually by the IRS. For compensation reporting purposes, we valued the incremental cost of the personal use of the aircraft based on the variable costs incurred by the Company. The incremental cost of the use of the aircraft does not include any costs that would have been incurred by the Company whether or not the personal trip was taken, such as lease and insurance payments, pilot salaries, ordinary course maintenance and other overhead costs.

In connection with any personal travel on the Company jet, Charles F. Dolan and James L. Dolan reimburse the Company for the actual expenses of each specific flight at a rate no greater than the maximum amount the Company may legally charge under Part 91 of the Federal Aviation Regulations.

In connection with any personal travel on the Company jet (or on aircraft operated by entities controlled by Charles F. Dolan or other members of the Dolan family), Messrs. Gregg G. Seibert and David G. Ellen reimburse the Company for the actual expenses of each specific flight at a rate no greater than the maximum amount the Company may legally charge under Part 91 of the Federal Aviation Regulations.

Other

Certain of the named executive officers have, from time to time, used the Company’s travel department to make their personal travel arrangements. For compensation reporting purposes, we valued the incremental cost of personal use of the travel department as a portion of the cost of the travel department employees and related overhead, based on the time spent making the arrangements.

In 2012, the Company reimbursed Messrs. Charles F. Dolan and James L. Dolan in the amounts of $280,000 and $125,000, respectively, for costs incurred related to filings made under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 triggered by awards granted under the Company’s executive compensation programs.

Proxy Statement 2013 - Cablevision

Post-Termination Compensation

Our executives have helped build the Company into the successful enterprise that it is today and we believe that post-termination benefits are integral to the Company’s ability to attract and retain qualified executives.

Under certain circumstances, payments or other benefits may be provided to employees upon the termination of their employment with the Company. The amount and type of any payment or benefit will depend upon the circumstances of the termination of employment. These may include termination by the Company without cause, termination by the employee for good reason, other voluntary termination by the employee, retirement, death, disability, or termination following a change in control of the Company or following a going-private transaction. The definitions of “cause” and “good reason” vary among the different employment agreements with the named executive officers and the award agreements.

The award agreements regarding the various long-term incentives also address employment termination events, including the circumstances upon which vesting, payment and/or forfeiture of all or a portion of the long-term incentives may be accelerated. If an executive’s employment agreement refers to the treatment of any award upon a triggering event, the particular award agreement will not supersede the terms of the employment agreement unless otherwise provided in the employment agreement or the award agreement.

Mr. Charles F. Dolan’s employment agreement addresses post-termination benefits only in the event of death or disability. In the employment agreements for Messrs. James L. Dolan, Seibert and Ellen, severance benefits include, in addition to certain cash payments, the acceleration of certain long-term incentives under various circumstances. For Mr. Charles F. Dolan, the treatment of his long-term incentives in the event of termination is governed solely by the specific provisions of his award agreements.

The Cablevision CHOICE Severance Pay Plan provides for the discretionary payment of severance benefits under certain circumstances. Under the severance plan, the Company has discretion to determine (1) under what conditions severance benefits will be made available to any employee, (2) the type and amount of severance benefits to be paid or provided and for what period of time, (3) the manner and form in which severance benefits will be paid or provided to any employee and (4) any other terms and conditions for receiving severance benefits. All severance benefits payable under this severance plan would be conditioned on the employee executing a severance agreement with the Company, including any terms and conditions that the Company may require.

Under the Cablevision Systems Corporation Supplemental Life Insurance Premium Payment Policy, at all times following a “change of control” of the Company (as defined below under “Executive Compensation Tables — Termination and Severance — Award Agreements”), the Company would continue to pay on behalf of certain senior executives of the Company, including Messrs. Charles F. Dolan and James L. Dolan, all premiums on life insurance policies purchased by the Company for these executive officers, up to the aggregate amount of

Proxy Statement 2013 - Cablevision

additional premiums, if any, necessary to fund fully the face amount of each senior executive’s policy equal to the greater of three times the executive’s annual base salary as in effect in 1996 or the death benefit provided under previous policies. This policy is also provided for in the employment agreement of Mr. James L. Dolan, as described below under “Employment Agreements”.

For a description and quantification of the severance and other benefits payable to each of the named executive officers under the different circumstances of termination, please see “Termination and Severance” under “Executive Compensation Tables” below.

Tax Deductibility of Compensation

Section 162(m) of the Internal Revenue Code, as amended, establishes a $1 million limit on the amount that a publicly held corporation may deduct for compensation paid to the chief executive officer and the next three most highly paid named executive officers (other than the chief financial officer) in a taxable year. This limitation does not apply to any compensation that is “qualified performance-based compensation” under Section 162(m), which is defined as compensation paid in connection with certain stock options or that is paid only if the individual’s performance meets pre-established objective goals based on performance criteria established under a plan approved by stockholders. Our short-term and long-term incentive compensation plans are generally designed to qualify for this exemption from the deduction limitations of Section 162(m) and to be consistent with providing appropriate compensation to executives.

From time to time, to the extent it deems appropriate, the Compensation Committee may make awards (or modifications to awards) that would not qualify for an exemption from Section 162(m). For example, we expect that, for 2012, the amount of base salary in excess of $1 million for the Chief Executive Officer and President and the next three most highly paid named executive officers, plus any other annual compensation paid or imputed to the Chief Executive Officer and President and the next three most highly paid named executive officers covered by Section 162(m) that causes their respective non-performance-based compensation to exceed the $1 million limit, will not be deductible by the Company for federal income tax purposes.

Although it is the Company’s intent generally to qualify compensation for the exemption from the deduction limitations, we believe that it is in the best interests of the Company’s stockholders to allow the Compensation Committee the flexibility and discretion to design an appropriate executive compensation program so that the Company can attract, retain and motivate our executives, notwithstanding Section 162(m).

Proxy Statement 2013 - Cablevision

REPORT OF COMPENSATION COMMITTEE

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis set forth above with management. Based on such review and discussions, we have recommended to the Board that the Compensation Discussion and Analysis be included in this proxy statement and in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2012 for filing with the Securities and Exchange Commission.

Members of the Compensation Committee

Vincent Tese	Thomas V. Reifenheiser	John R. Ryan

Proxy Statement 2013 - Cablevision

EXECUTIVE COMPENSATION TABLES

The tables below reflect the compensation of the Company’s named executive officers. See “Compensation Discussion and Analysis” beginning on page 21 for an explanation of our compensation philosophy and program.

Summary Compensation Table

The table below summarizes the total compensation paid to or earned by each of our named executive officers for the years ending December 31, 2010, 2011 and 2012 (other than for Mr. Ellen and Ms. Salhus for whom information is provided for the years ending December 31, 2011 and 2012).

Name and Principal Position	Year	Salary ($)(1)	Bonus ($)(2)	Stock Awards ($)(3)	Option Awards ($)(4)	Non-Equity Incentive Plan Compensation ($)(5)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)(6)	All Other Compensation ($)(7)	Total ($)

Charles F. Dolan	2012	1,664,000	0	3,413,634	7,093,508	3,101,280	478,123	822,316	16,572,861
Chairman	2011	1,664,000	1,033,606	2,866,340	0	4,723,708	286,663	392,072	10,966,389
	2010	1,664,000	0	3,000,000	0	8,366,016	274,004	469,547	13,773,567

James L. Dolan	2012	1,750,000	0	3,698,180	6,850,780	3,727,500	238,429	592,715	16,857,604
Chief Executive Officer and President	2011	1,750,000	1,033,606	2,844,680	0	5,339,374	201,445	276,123	11,445,228
	2010	1,500,000	0	2,815,000	0	8,647,382	123,608	358,309	13,444,299

Gregg G. Seibert	2012	1,500,000	0	2,396,433	3,425,390	3,195,000	127,332	310,973	10,955,128
Vice Chairman and Chief Financial Officer	2011	1,500,000	0	1,963,840	0	2,684,134	112,352	258,035	6,518,361
	2010	1,200,000	0	844,800	0	1,572,484	79,378	138,480	3,835,142

David G. Ellen	2012	850,000	0	1,054,602	1,822,085	1,159,988	67,408	106,834	5,060,917
Executive Vice President and General Counsel	2011	850,000	891,822	866,400	0	1,017,758	51,956	117,961	3,795,897

Victoria D. Salhus	2012	530,000	0	240,072	405,088	327,000	69,867	51,615	1,623,642
Senior Vice President, Deputy General Counsel and Secretary	2011	515,000	761,771	245,480	0	497,480	66,145	34,888	2,120,764

(1)	For 2012, salaries paid to the named executive officers accounted for the following percentages of their total compensation: Mr. Charles F. Dolan — 10%; Mr. James L. Dolan — 10%; Mr. Gregg G. Seibert — 14%, Mr. David G. Ellen — 17% and Ms. Victoria D. Salhus — 33%.

For 2011, salaries paid to the named executive officers accounted for the following percentages of their total compensation: Mr. Charles F. Dolan — 15%; Mr. James L. Dolan — 15%; Mr. Gregg G. Seibert — 23%, Mr. David G. Ellen — 22%, Ms. Victoria D. Salhus — 24%.

For 2010, salaries paid to the named executive officers accounted for the following percentages of their total compensation: Mr. Charles F. Dolan — 12%; Mr. James L. Dolan — 11%; Mr. Seibert — 31%.

Proxy Statement 2013 - Cablevision

(2)	For 2011, the amounts reflect the portion of the deferred compensation award paid out on the seventh anniversary of such award in accordance with its terms.

(3)	This column reflects the aggregate grant date fair value of restricted stock awards granted to the named executive officers in 2010, 2011, and 2012.

(4)	This column reflects the aggregate grant date fair value of stock option awards granted to the named executive officers. No stock options were awarded in 2010 or 2011. The assumptions used by the Company in calculating these amounts are set forth in Note 15 to the consolidated financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2012.

(5)	For 2012, this information reflects annual incentive awards paid in 2013 for performance in 2012.

For 2011, this information reflects annual incentive awards paid in 2012 for performance in 2011, and performance awards granted in 2009 that were earned at the end of 2011, as follows: Mr. Charles F. Dolan, $2,967,328 and $1,756,380, respectively, Mr. James L. Dolan, $3,546,904 and $1,792,470, respectively, Mr. Gregg G. Seibert, $2,275,114 and $409,020, respectively, Mr. David G. Ellen, $817,258 and $200,500, respectively, and Ms. Victoria D. Salhus, $305,000 and $192,480, respectively.

For 2010, this information reflects annual incentive awards paid in 2011 for performance in 2010, and performance awards granted in 2008 that were earned at the end of 2010, as follows: Mr. Charles F. Dolan, $4,289,376 and $4,076,640, respectively, and Mr. James L. Dolan, $4,570,742 and $4,076,640, respectively. For Mr. Seibert this information reflects an annual incentive award for performance in 2010.

(6)	This column represents, for each individual, the sum of the increase in the present value of his or her accumulated cash balance pension plan account and accumulated excess cash balance account. In addition, for Mr. Charles F. Dolan only, it also includes the increase in the lump sum value of the defined benefit plan portion of the Company’s Nonqualified Supplemental Benefit Plan. There were no above-market earnings on nonqualified deferred compensation. For more information regarding the named executive officers’ pension benefits, please see the Pension Benefits Table below.

(7)	The table below shows the components of this column:

Name	Year	Supple- mental Benefit Plan(a)	401(k) Plan Match(b)	Excess Savings Plan Match(b)	Deferred Compen- sation Awards(c)	Dividends(d)	Perquisites(e)	Termination Related Payments(f)	Total
Charles F. Dolan	2012	$49,000	$4,500	$45,420	—	$240,265	$483,131	—	$822,316
	2011	$49,000	$4,400	$45,520	—	$135,840	$157,312	—	$392,072
	2010	$49,000	$4,400	$45,520	$159,098	$59,700	$151,829	—	$469,547
James L. Dolan	2012	—	$2,700	$49,800	—	$245,195	$295,020	—	$592,715
	2011	—	$2,640	$49,572	—	$135,840	$88,071	—	$276,123
	2010	—	$2,640	$42,751	$159,098	$60,900	$92,920	—	$358,309
Gregg G. Seibert	2012	—	$6,750	$38,250	—	$55,970	$210,003	—	$310,973
	2011	—	$6,600	$38,054	—	—	$213,381	—	$258,035
	2010	—	$6,600	—	—	—	$131,880	—	$138,480
David G. Ellen	2012	—	$2,040	$23,460	—	$27,550	$53,784	—	$106,834
	2011	—	$1,980	$23,347	—	$11,040	$81,594	—	$117,961
Victoria D. Salhus	2012	—	$7,500	$8,383	—	$26,390	$9,342	—	$51,615
	2011	—	$7,333	$8,099	—	$11,040	$8,416	—	$34,888

(a)	This column represents the allocation credited to Mr. Charles F. Dolan pursuant to the defined contribution portion of the Company’s Nonqualified Supplemental Benefit Plan.

Proxy Statement 2013 - Cablevision

(b)	These columns represent, for each individual, a matching contribution by the Company on behalf of such individual under the Company’s 401(k) Plan or Excess Savings Plan, as applicable.

(c)	For Messrs. Charles F. Dolan and James L. Dolan, this column represents, the following amounts allocated under their respective deferred compensation awards: a notional contribution of $150,000 and notional interest of $9,098 in 2010. For more information regarding these deferred compensation awards, see “Compensation Discussion and Analysis — Elements of In-Service Compensation — Long-Term Incentives — Other Types of Awards in Prior Years.”

(d)	As a result of the special cash dividend declared in April 2006, and cash dividends declared in August and November 2008 and February, May, July and November 2009, holders of stock options and stock appreciation rights that had vested prior to December 31, 2004 received a cash dividend upon exercise. In October 2009, the Compensation Committee of the Board of Directors approved exercise price adjustments for all dividend eligible stock options and stock appreciation rights so that in the future cash dividends will result in a reduction of the exercise price rather than a cash payment. Holders of restricted shares are entitled to receive a cash amount equal to the dividends when the restricted shares vest. This column represents dividend payments made upon restricted stock vesting in the respective periods.

(e)	This column represents, for each individual, the following aggregate perquisites, as described in the table below. Car and driver amounts for Mr. Charles F. Dolan do not include amounts for car and driver usage by another Dolan family member that were reimbursed by Mr. Dolan. For more information regarding the calculation of these perquisites, please see “Compensation Discussion and Analysis — Elements of In-Service Compensation — Perquisites.”

Name	Year	Car and Driver(I)	Aircraft(II)	Other(III)	Total
Charles F. Dolan	2012	$137,584	*	$331,216	$483,131
	2011	$132,781	*	*	$157,312
	2010	$132,061	*	*	$151,829
James L. Dolan	2012	$80,788	*	$191,122	$295,020
	2011	$42,284	*	$35,160	$88,071
	2010	$33,383	*	$35,819	$92,920
Gregg G. Seibert	2012	*	$141,732	$59,493	$210,003
	2011	*	$194,317	*	$213,381
	2010	*	$128,325	*	$131,880
David G. Ellen	2012	*	$36,921	*	$53,784
	2011	*	$70,232	*	$81,594
Victoria D. Salhus	2012	*	*	*	**
	2011	*	*	*	**

*	Does not exceed the greater of $25,000 or 10% of the total amount of the perquisites of named executive officer.

**	Does not exceed $10,000.

(I)	Reflects the cost of providing the executives with a car and driver for personal use determined as a portion of the cost of the driver plus maintenance, fuel and other related costs, based on an estimated percentage of use.

(II)

As discussed under “Compensation Discussion and Analysis — Elements of In-Service Compensation — Benefits — Aircraft,” Messrs. Charles F. Dolan, James L. Dolan, Gregg G. Seibert and David G. Ellen reimburse the Company for the actual expenses associated with personal use of the Company’s corporate

Proxy Statement 2013 - Cablevision

airplanes. The amounts in the table reflect the incremental cost of personal use of the Company’s helicopters and for personal guests accompanying the executive when the executive is traveling on business. Incremental cost is determined as the variable costs incurred by the Company and does not include any costs that would have been incurred by the Company whether or not the personal trip was taken, such as lease and insurance payments, pilot salaries, ordinary course maintenance and other overhead costs. The agreements providing for reimbursement of costs associated with personal use of the Company’s aircraft are described under “Related Party Policy and Certain Transactions.”

(III)	This column includes the following components: (A) free cable television, high-speed data and voice services; (B) executive home security; (C) use of the Company’s travel department to arrange for personal travel, (D) reimbursement for costs incurred related to filings made under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, (E) cash dividend equivalent payment made upon expiration of the Hart-Scott-Rodino Antitrust Improvements Act of 1976 applicable waiting period and (F) use of Company-owned tickets to sporting and entertainment events.

Grants of Plan-Based Awards

The table below presents information regarding awards granted in 2012 to each named executive officer under the Company’s plans, including estimated possible and future payouts under non-equity incentive plan awards and other restricted stock and stock option awards.

Name	Year	Grant Date		Estimated Future Payouts Under Non- Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units(#)	All Other Option Awards: Securities Underlying Options(#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($)(1)
				Threshold($)	Target($)	Maximum($)
Charles F. Dolan	2012	03/05/12	(2)		2,912,000	5,824,000
	2012	04/09/12	(3)				249,900			3,413,634
	2012	03/05/12	(4)	1,862,500	3,725,000	7,450,000
	2012	03/06/12	(5)					1,747,600	13.93	7,093,508
James L. Dolan	2012	03/05/12	(2)		3,500,000	7,000,000
	2012	03/27/12	(3)				248,200			3,698,180
	2012	03/05/12	(4)	1,850,000	3,700,000	7,400,000
	2012	03/06/12	(5)					1,687,800	13.93	6,850,780
Gregg G. Seibert	2012	03/05/12	(2)		2,250,000	4,500,000
	2012	03/05/12	(3)				167,700			2,396,433
	2012	03/05/12	(4)	1,250,000	2,500,000	5,000,000
	2012	03/06/12	(5)					843,900	13.93	3,425,390
David G. Ellen	2012	03/05/12	(2)		807,500	1,615,000
	2012	03/05/12	(3)				73,800			1,054,602
	2012	03/05/12	(4)	550,000	1,100,000	2,200,000
	2012	03/06/12	(5)					448,900	13.93	1,822,085
Victoria D. Salhus	2012	03/05/12	(2)		318,000	636,000
	2012	03/05/12	(3)				16,800			240,072
	2012	03/05/12	(4)	125,000	250,000	500,000
	2012	03/06/12	(5)					99,800	13.93	405,088

(1)	This column reflects the aggregate grant date fair value calculated by multiplying the closing price of Class A common stock by the number of restricted stock awards granted to each named executive officer in 2012 without any reduction for risk of forfeiture, on the date of grant. For options, it reflects the aggregate grant date fair value calculated using assumptions set forth in Note 15 to the consolidated financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2012.

Proxy Statement 2013 - Cablevision

(2)	This row reflects the possible payouts with respect to grants of annual incentive awards under the Company’s Cash Incentive Plan for performance in 2012. Each named executive officer is assigned a target bonus percentage and amount; there is no threshold amount for annual incentive awards. Under the terms of the awards, each named executive officer is eligible to receive payment of an annual incentive award equal to the lesser of $10 million or two times his or her bonus target, subject to the Compensation Committee’s discretion to reduce the award. The amounts of annual incentive awards actually paid for performance in 2012 are disclosed in the Non-Equity Incentive Plan Compensation column of the Summary Compensation Table above. For more information regarding the terms of these annual incentive awards, please see “Compensation Discussion and Analysis — Elements of In-Service Compensation — Annual Incentives.”

(3)	This row reflects the number of shares of restricted stock awarded in 2012. These grants of restricted stock, which were made under the Company’s 2006 Employee Stock Plan, are scheduled to vest in their entirety on March 5, 2015. The awards are also subject to performance criteria.

(4)	This row reflects what are expected to be the future payouts with respect to performance awards that were granted under the Company’s 2011 Cash Incentive Plan in 2012. Each performance award was granted with a target amount. These performance awards will be payable in the first quarter of 2015 if the Company achieves specified performance targets in the year ending December 31, 2014. For more information regarding the terms of these performance awards, please see “Compensation Discussion and Analysis — Elements of In-Service Compensation — Long-Term Incentives — Performance Awards.”

(5)	This row reflects the number of shares underlying options awarded in 2012. These grants of performance-based options were made under the Cablevision 2006 Employee Stock Plan and 50% of these options vested on March 6, 2013 with the remaining 50% scheduled to vest on March 6, 2014.

Proxy Statement 2013 - Cablevision

Outstanding Equity Awards at Fiscal Year-End

The table below shows (i) each grant of stock options that are still unexercised and outstanding and (ii) the aggregate number of shares of unvested restricted stock outstanding for each named executive officer, in each case as of December 31, 2012.

	Option Awards									Stock Awards
Name	Number of Securities Underlying Unexercised Options(#) Exercisable	Number of Securities Underlying Unexercised Options(#) Unexercisable		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options(#)	Option Exercise Price($)		Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested(#)		Market Value of Shares or Units of Stock That Have Not Vested($)(1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested(#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested($)
Charles F. Dolan								454,300	(2)	6,787,242
	120,000				9.44	(3)(4)	11/08/2015
	60,000				9.44	(3)(4)	11/08/2015
	264,000				12.48	(3)	06/05/2016
		1,747,600			13.93	(5)	03/06/2022
James L. Dolan								444,300	(6)	6,637,842
	74,400				9.44	(3)(4)	10/01/2014
	120,000				6.37	(3)(4)	10/01/2014
	120,000				9.44	(3)(4)	11/08/2015
	60,000				9.44	(3)(4)	11/08/2015
	264,000				12.48	(3)	06/05/2016
	903,100				6.24	(3)	09/05/2014
		1,687,800			13.93	(5)	03/06/2022
Gregg G. Seibert								257,300	(7)	3,844,062
	100,000				13.23	(3)	01/20/2019
		100,000	(8)		16.53	(3)	01/20/2019
		100,000	(9)		19.85	(3)	01/20/2019
		843,900			13.93	(5)	03/06/2022
David G. Ellen								124,400	(10)	1,858,536
		448,900			13.93	(5)	03/06/2022
Victoria D. Salhus								34,400	(11)	513,936
	5,000				9.44	(3)(4)	11/08/2015
	2,500				6.37	(3)(4)	10/01/2014
		99,800			13.93	(5)	03/06/2022

(1)	Calculated using the closing price of Class A common stock on the New York Stock Exchange on December 31, 2012 of $14.94 per share.

(2)	This reflects (i) a grant of 125,000 shares of restricted stock made on March 10, 2010 that vested on March 10, 2013, (ii) a grant of 79,400 shares of restricted stock made on March 8, 2011 that is scheduled to vest on March 8, 2014, and (iii) a grant of 249,900 shares of restricted stock made on April 9, 2012 that is scheduled to vest on March 5, 2015.

(3)

The prices of unexercised options were adjusted to reflect the impact of both MSG and AMC Distributions. The MSG Distribution took place in February 2010. The AMC Distribution took place in June 2011. In connection with each Distribution, each outstanding Cablevision stock option became two options, one was

Proxy Statement 2013 - Cablevision

an option covering a number of shares of Cablevision Class A Common Stock equal to the number covered by the original option, and one was an option covering one share of MSG/AMC common stock, respectively, for every four shares covered by the original Cablevision option. The existing exercise price was allocated 82.6% to the Cablevision option and 17.4% to the MSG option, and the existing exercise price was allocated 73.6% to the Cablevision option and 26.4% to the AMC option. In each Distribution, each holder of Cablevision restricted shares received one share of MSG/AMC restricted stock, respectively, for every four Cablevision restricted shares.

As of December 31, 2012, (i) Mr. Charles F. Dolan held 111,000 MSG stock options (all of which were vested) (ii) Mr. James L. Dolan held 111,000 MSG stock options (all of which were vested); (iii) Mr. Gregg G. Seibert held 50,000 MSG stock options (all of which were unvested) (iv) Mr. David G. Ellen did not hold any MSG stock options (v) Ms. Victoria D. Salhus did not hold any MSG stock options. As of December 31, 2012, (i) Mr. Charles F. Dolan held 111,000 AMC stock options (all of which were vested) and 51,100 shares of AMC restricted stock; (ii) Mr. James L. Dolan held 111,000 AMC stock options (all of which were vested), and 49,025 shares of AMC restricted stock; (iii) Mr. Gregg G. Seibert held 50,000 AMC stock options (all of which were unvested), and 22,400 shares of AMC restricted stock; (iv) Mr. David G. Ellen did not hold any AMC stock options, but held 12,650 shares of AMC restricted stock; (v) Ms. Victoria D. Salhus did not hold any AMC stock options but held 4,400 shares of AMC restricted stock.

(4)	As a result of the special dividend declared in April 2006, stock options that had not vested by December 31, 2004 were adjusted to reduce their per share exercise price by the $10.00 amount of the special dividend. The per share exercise price of stock options that had vested by December 31, 2004 were not adjusted for the special dividend and the holders were to receive the special dividend amount upon exercise.

(5)	These performance-based stock options, which were granted on March 6, 2012, vested 50% on March 6, 2013 and the remaining 50% are scheduled to vest on March 6, 2014.

(6)	This reflects (i) a grant of 117,300 shares of restricted stock made on March 10, 2010 that vested on March 10, 2013, (ii) a grant of 78,800 shares of restricted stock made on March 8, 2011 that is scheduled to vest on March 8, 2014, and (iii) a grant of 248,200 shares of restricted stock made on March 27, 2012 that is scheduled to vest on March 5, 2015.

(7)	This reflects (i) a grant of 35,200 shares of restricted stock made on March 10, 2010 that vested on March 10, 2013, (ii) a grant of 54,400 shares of restricted stock made on March 8, 2011 that is scheduled to vest on March 8, 2014, and (iii) a grant of 167,700 shares of restricted stock made on March 5, 2012 that is scheduled to vest on March 5, 2015.

(8)	These stock options, which were granted on January 20, 2009, vested in their entirety on January 20, 2013.

(9)	These stock options, which were granted on January 20, 2009, are scheduled to vest in their entirety on January 20, 2014.

(10)	This reflects (i) a grant of 26,600 shares of restricted stock made on March 10, 2010 that vested on March 10, 2013, (ii) a grant of 24,000 shares of restricted stock made on March 8, 2011 that is scheduled to vest on March 8, 2014, and (iii) a grant of 73,800 shares of restricted stock made on March 5, 2012 that is scheduled to vest on March 5, 2015.

(11)	This reflects (i) a grant of 10,800 shares of restricted stock made on March 10, 2010 that vested on March 10, 2013, (ii) a grant of 6,800 shares of restricted stock made on March 8, 2011 that is scheduled to vest on March 8, 2014, and (iii) a grant of 16,800 shares of restricted stock made on March 5, 2012 that is scheduled to vest on March 5, 2015.

Proxy Statement 2013 - Cablevision

Option Exercises and Stock Vested

The table below shows stock option exercises during 2012 and restricted stock awards that vested during 2012.

	Option Exercises		Restricted Stock
Name	Number of Shares Acquired on Exercise	Value Realized on Exercise ($)(1)	Number of Shares Acquired on Vesting	Value Realized on Vesting ($)(2)(3)
Charles F. Dolan	1,358,100	9,799,923	165,700	2,367,853
James L. Dolan	166,666	1,297,395	169,100	2,416,439
Gregg G. Seibert	137,400	1,271,279	38,600	551,594
David G. Ellen	0	0	19,000	274,510
Victoria D. Salhus	0	0	18,200	260,078

(1)	Calculated using the market price (per share) of Class A common stock on the New York Stock Exchange on the date of exercise less the option price per share multiplied by the number of options exercised.

(2)	Calculated using the closing price (per share) of Class A common stock on the New York Stock Exchange on March 5, 2012 multiplied by the number of shares vesting.

(3)	Dividends of $0.10 per share were declared in February, May, July, and November 2009 as well as February 2010. Dividends of $0.125 per share were declared in May, August and November 2010 as well as February 2011. Dividends of $0.15 per share were declared in May, August, and October 2011 as well as in February, May, August and October 2012. All eligible dividends declared prior to vesting were paid in connection with this vesting in addition to the value realized and reflected in the table.

Proxy Statement 2013 - Cablevision

Pension Benefits

The table below shows the present value of accumulated benefits payable to each of our named executive officers, including the number of years of service credited to each named executive officer, under our defined benefit pension plans as of December 31, 2012.

Name	Plan Name	Number of Years Credited Service (#)(1)	Present Value of Accumulated Benefit ($)(2)	Payments During Last Fiscal Year ($)
Charles F. Dolan	Cablevision Nonqualified
	Supplemental Benefit Plan	27	3,502,019	—
	Cablevision Cash Balance
	Pension Plan	15	22,500	22,050
	Cablevision Excess
	Cash Balance Plan	12	1,923,407	—
James L. Dolan	Cablevision Cash Balance
	Pension Plan	15	230,870	—
	Cablevision Excess
	Cash Balance Plan	12	1,423,312	—
Gregg G. Seibert	Cablevision Cash Balance
	Pension Plan	3	57,581	—
	Cablevision Excess
	Cash Balance Plan	3	261,481	—
David G. Ellen	Cablevision Cash Balance
	Pension Plan	10	104,619	—
	Cablevision Excess
	Cash Balance Plan	10	162,949	—
Victoria D. Salhus	Cablevision Cash Balance
	Pension Plan	15	279,825	—
	Cablevision Excess
	Cash Balance Plan	12	239,850	—

(1)	Years of service are calculated based on elapsed time measured from date of plan participation. Actual elapsed time for each individual as an employee of the Company are as follows: Mr. Charles F. Dolan, 40 years; Mr. James L. Dolan, 34 years; Mr. Seibert, 4 years; Mr. Ellen, 11 years and Ms. Salhus, 22 years.

(2)	Assumes that each individual will take a lump sum payment of benefits at retirement. The lump sum payment is based on an assumed retirement age of 65 for all individuals other than Mr. Charles F. Dolan. For Mr. Charles F. Dolan, the lump sum payment is based on a December 31, 2012 retirement date. The lump sum payable under the Nonqualified Supplemental Benefit Plan was calculated using an interest rate of 7% and the 1971 Group Annuity mortality table, as required under the terms of the Nonqualified Supplemental Benefit Plan. The lump sum payable under the cash balance plans was determined by crediting the account balances with an assumed interest-crediting rate of 2.86% until age 65. The present value of the accumulated benefits under the Cash Balance Pension Plan and the Excess Cash Balance Plan were calculated using a discount rate of 3.65%. For Mr. Charles F. Dolan, the present value of the accumulated benefits under each of the Cash Balance Pension Plan and the Excess Cash Balance Plan equals the respective December 31, 2012 account balances.

Proxy Statement 2013 - Cablevision

We maintain several retirement benefit plans for our executives. The material terms and conditions are discussed below.

Cash Balance Pension Plan

The Company’s Cash Balance Pension Plan is a tax-qualified defined benefit plan that generally covers regular full-time and part-time nonunion employees of the Company and certain of its affiliates who have completed one year of service. A notional account is maintained for each participant under the plan, including the named executive officers, which consists of (i) annual allocations made by the Company as of the end of each year on behalf of each participant who has completed 800 hours of service during the year that range from 3% to 9% of the participant’s compensation, based on the participant’s age and (ii) monthly interest credits based on the average of the annual rate of interest on the 30-year U.S. Treasury Bonds for the months of September, October and November of the prior year. Compensation includes all direct cash compensation received while a participant as part of the participant’s primary compensation structure (excluding bonuses, fringe benefits, and other compensation that is not received on a regular basis), and before deductions for elective deferrals (in accordance with the Internal Revenue Code limits, the maximum compensation taken into account in determining benefits was limited to $250,000 in 2012).

A participant’s interest in the cash balance account is subject to vesting limitations for the first three years of employment. A participant’s account will vest in full upon his or her termination due to death, disability or retirement after attaining age 65. Upon retirement or other termination of employment with the Company, the participant may elect a distribution of the vested portion of the cash balance account. Any amounts remaining in the plan will continue to be credited with interest until the account is paid. The normal form of benefit payment for an unmarried participant is a single life annuity and the normal form of benefit payment for a married participant is a 50% joint and survivor annuity. The participant, with spousal consent if applicable, can waive the normal form and elect a single life annuity or a lump sum.

Excess Cash Balance Plan

The Company’s Excess Cash Balance Plan is a non-qualified deferred compensation plan that is intended to provide eligible participants, including each named executive officer, with the portion of their benefit that cannot be paid to them under the Cash Balance Pension Plan due to Internal Revenue Code limits on the amount of compensation (as defined in the Cash Balance Pension Plan) that can be taken into account in determining benefits under tax-qualified plans ($250,000 in 2012). The Company maintains a notional excess cash balance account for each eligible participant, and, for each calendar year, credits these accounts with the portion of the allocation that could not be made on his or her behalf under the Cash Balance Pension Plan due to the compensation limitation. In addition, the Company credits each notional excess cash balance account monthly with interest at the same rate used under the Cash Balance Pension Plan. A participant vests in the excess cash balance account

Proxy Statement 2013 - Cablevision

according to the same schedule in the Cash Balance Pension Plan. The excess cash balance account, to the extent vested, is paid in a lump sum to the participant as soon as practicable following his or her retirement or other termination of employment with the Company.

Nonqualified Supplemental Benefit Plan

Mr. Charles F. Dolan is the only named executive officer who participates in the Company’s Nonqualified Supplemental Benefit Plan. The Nonqualified Supplemental Benefit Plan provides actuarially determined pension benefits for certain employees of the Company or its subsidiaries and affiliates who were previously employed by CSSC, L.L.C., successor to Cablevision Systems Services Corporation (“CSSC”), which is wholly owned by Mr. Charles F. Dolan and his spouse, which provided management services to Cablevision Company (the Company’s predecessor) and to certain affiliates of the Company. The Nonqualified Supplemental Benefit Plan was designed to provide participants, in combination with certain qualified benefit plans maintained by the Company and certain qualified retirement plans formerly maintained by CSSC, with the same retirement benefits they would have enjoyed had they remained employees of CSSC and continued to participate in the former CSSC qualified plans. In addition to Mr. Charles F. Dolan, there is only one remaining active employee of the Company who accrues benefits under this plan.

The defined benefit feature of the Nonqualified Supplemental Benefit Plan provides that, upon attaining the later of age 65 or the completion of five years of service, a participant will receive an annual benefit equal to the lesser of (i) 75% of his or her average compensation (not including bonuses and overtime) for his or her three most highly compensated years or (ii) the maximum benefit permitted by the Internal Revenue Code (the maximum in 2012 was $200,000 for employees who retire at age 65), reduced by the amount of any benefits paid to the participant under the qualified defined benefit plan formerly maintained by CSSC as well as benefits under the Cash Balance Pension Plan and Excess Cash Balance Plan.

Proxy Statement 2013 - Cablevision

Nonqualified Deferred Compensation

The table below shows (i) the contributions made by each named executive officer and the Company in 2012, (ii) aggregate earnings on each named executive officer’s account balance in 2012, and (iii) the account balance of each of our named executive officers under our Excess Savings Plan and the Nonqualified Supplement Benefit Plan as of December 31, 2012.

Name	Plan Name	Executive Contributions in Last FY(1) ($)	Registrant Contributions in Last FY(2) ($)	Aggregate Earnings in Last FY(3) ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last FYE ($)
Charles F. Dolan	Cablevision Excess Savings Plan	93,040	45,420	23,031	—	1,945,879
	Cablevision Nonqualified Supplemental Benefit Plan	—	49,000	15,100	—	1,250,023
James L. Dolan	Cablevision Excess Savings Plan	100,920	49,800	14,957	—	1,271,351
Gregg G. Seibert	Cablevision Excess Savings Plan	79,800	38,250	2,086	—	238,224
David G. Ellen	Cablevision Excess Savings Plan	46,920	23,460	4,577	—	410,770
Victoria D. Salhus	Cablevision Excess Savings Plan	20,432	8,383	3,240	—	283,560

(1)	These amounts represent a portion of the executives’ salaries, which are included in the numbers reported in the “Salary” column of the Summary Compensation Table that the executives contributed to the respective plans.

(2)	These amounts are reported in the “All Other Compensation” column of the Summary Compensation Table. These amounts do not include deferred compensation awards earned in 2012 and included in the Summary Compensation Table under “All Other Compensation” and described in Note 7 to that table.

(3)	These amounts are not reported in the “All Other Compensation” column of the Summary Compensation Table.

The Cablevision Excess Savings Plan is a non-qualified deferred compensation plan that operates in conjunction with the Company’s tax-qualified 401(k) Plan. An employee is eligible to participate in the Excess Savings Plan for a calendar year if his compensation (as defined in the Cash Balance Pension Plan described above) in the preceding year exceeded (or would have exceeded, if the employee had been employed for the entire year) the IRS limit on the amount of compensation that can be taken into account in determining contributions under tax-qualified retirement plans ($250,000 in 2012) and he makes an election to participate prior to the beginning of the year. An eligible employee whose contributions to the 401(k) Plan are limited as a result of this compensation limit or as a result of reaching the maximum 401(k) deferral limit ($17,000 or $22,500 if age 50 or over, for 2012) can continue to make pre-tax contributions under the Excess Savings Plan of up to 6% of his eligible pay. In addition, the Company will make matching contributions of up to 50% of the first 6% of eligible pay contributed by the employee. A participant is always fully vested in his own contributions and

Proxy Statement 2013 - Cablevision

vests in the Company matching contributions over three years from date of hire (subject to full vesting upon death, disability or retirement after attaining age 65). Account balances under the Excess Savings Plan are credited monthly with the rate of return earned by the Stable Value Fund offered as an investment alternative under the 401(k) Plan. Distributions are made in a lump sum as soon as practicable after the participant’s termination of employment with the Company.

In addition to providing defined pension benefits, the Company’s Nonqualified Supplement Benefit Plan has a defined contribution feature. Under this provision, the Company maintains notional supplemental accounts for each participant, and for each calendar year, the Company makes an allocation to these notional accounts in an amount equal to the lesser of 10% of a participant’s eligible plan compensation (as limited by the IRS maximum compensation limitation) and the IRS maximum defined contribution allocation ($50,000 for 2012). Account balances under the Company’s Nonqualified Supplement Benefit Plan are credited monthly with the rate of return earned by the Stable Value Fund offered as an investment alternative under the 401(k) Plan.

Employment Agreements

Charles F. Dolan

Mr. Charles F. Dolan has an employment agreement with the Company dated as of January 27, 1986 that automatically renews for successive one-year terms unless terminated by either party at least three months prior to the end of the then existing term. His agreement has been automatically extended until January 2014. The employment agreement provides for annual compensation of not less than $400,000 per year, subject to increase by the Company’s Compensation Committee. Mr. Dolan’s annual salary for 2013 is $1,664,000 and his bonus target is 175%.

Mr. Charles F. Dolan’s employment agreement does not provide for any post-employment benefits in the event of the termination of his employment by him or the Company other than in the case of his death or disability. In the event of Mr. Dolan’s death, his agreement provides for payment to his estate of an amount equal to the greater of one year’s base salary or one-half of the compensation that would have been payable to Mr. Dolan during the remaining term of his agreement. If Mr. Dolan is incapacitated for more than six consecutive months of disability such that he cannot return to employment and discharge his duties under his employment agreement, his agreement provides that the Company may terminate him for incapacity but Mr. Dolan will be entitled to receive his base salary and other employee benefits (including medical insurance) until the end of the remaining term of his agreement. Mr. Dolan’s employment agreement does not address (or provide for any benefits in the event of) termination by the Company without cause, by Mr. Dolan for good reason or termination in connection with retirement, a change in control or a going private transaction.

In December 2008, the Company amended the employment agreement of Mr. Dolan in order to avoid the imposition of an additional tax pursuant to Section 409A. This amendment clarified that the delay of payment of severance will be following the executive’s separation of service

Proxy Statement 2013 - Cablevision

(within the meaning of Section 409A). In June 2011, the Company amended the employment agreement of Mr. Dolan to acknowledge Mr. Dolan’s service as Executive Chairman of AMC Networks Inc. The amendments did not change the amount of payments under Mr. Charles F. Dolan’s employment agreement.

James L. Dolan

Mr. James L. Dolan is the Company’s President and Chief Executive Officer and devotes most of his business time to that role. He also serves as the Executive Chairman of MSG and devotes a portion of his business time to that role. In light of Mr. Dolan’s dual responsibilities, on December 24, 2009, the Company and MSG each entered into separate employment agreements with Mr. Dolan. These employment agreements became effective upon the consummation of the MSG Distribution on February 9, 2010 and, as discussed below, the Company entered into a letter agreement on February 27, 2013 with Mr. Dolan, amending certain terms of the Company’s employment agreement with Mr. Dolan. Prior to its amendment, the employment agreement between the Company and Mr. Dolan provided for his continued employment as President and Chief Executive Officer of the Company through December 31, 2014 at a minimum annual base salary of $1,500,000 (subject to annual review and potential increase in the discretion of the Compensation Committee) and an annual target bonus equal to 200% of his annual base salary (and a possible range of 0% to 400%) in the discretion of the Compensation Committee. Mr. Dolan’s annual salary for 2012 was $1,750,000 and his bonus target was 200%. It is expected that Mr. Dolan will continue to be nominated for election as a director of the Company during the period he serves as President and Chief Executive Officer. Under the employment agreement, Mr. Dolan continues to be eligible to participate in all Company employee benefits and retirement plans at the level available to other members of senior management of the Company, subject to meeting the relevant eligibility requirements and the terms of the plans. The Company will also continue to pay the premiums on an existing whole life insurance policy to the extent necessary to provide for payment of the initial targeted death benefit.

Mr. Dolan will also continue to be entitled to participate in the Company’s long-term cash or equity programs. In calendar year 2012, Mr. Dolan was entitled to receive one or more long-term cash and/or equity awards with an aggregate target value of $7,250,000 (less the anticipated annual award amount under his outstanding deferred compensation award), as determined in the discretion of the Compensation Committee.

Any continuing service requirements with respect to outstanding long-term cash and equity awards that were granted to Mr. Dolan prior to the effective date of the employment agreement will be based solely on his continued services to the Company and its affiliates (other than MSG and its subsidiaries). He and the Company have acknowledged that any cash payable pursuant to any of those awards will be the sole responsibility and liability of the Company and that MSG will have no liability to Mr. Dolan with respect to such cash payable.

If, prior to December 31, 2014 (the “Scheduled Expiration Date”), Mr. Dolan’s employment with the Company is terminated (i) for any reason by him during the thirteenth calendar month

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following a Change in Control of the Company, (ii) by the Company or (iii) by him for Good Reason and at the time of any such termination, Cause does not exist, then, subject to his execution of the Company’s then standard separation agreement (modified to reflect the terms of the agreement) which separation agreement will include, without limitation, general releases by him as well as non-competition, non-solicitation, non-disparagement, confidentiality and other provisions substantially similar to those set forth in the agreement (a “Separation Agreement”), the Company will provide him with the following benefits and rights:

(a)	A severance payment in an amount determined at the discretion of the Compensation Committee, but in no event less than two times the sum of his annual base salary and annual target bonus;

(b)	Continued payment of premiums on an existing whole life insurance policy on his life to the extent necessary to provide for payment of the initial targeted death benefit under such policy after first applying any associated dividends and surrender of paid up additions;

(c)	Except as provided otherwise in the employment agreement, each of his outstanding long-term cash performance awards granted under the plans of the Company will immediately vest in full and will be paid to the same extent that other members of senior management receive payment for such awards as determined by the Compensation Committee (and subject to the satisfaction of any applicable performance objectives) and will be payable at the same time such awards are payable to other members of senior management and in accordance with the terms of the award;

(d)	Each of his outstanding long-term cash awards (including any deferred compensation awards under the long-term cash awards program) that are not subject to performance criteria granted under the plans of the Company will immediately vest in full and will be payable to Mr. Dolan on the 90th day after the termination of his employment;

(e)	(i) All of the time based restrictions under the plans of the Company on each of the outstanding restricted stock or restricted stock units granted to him will immediately be eliminated, (ii) payment and deliveries with respect to his restricted stock units that are not subject to performance criteria will be made on the 90th day after the termination of his employment, (iii) the performance-based restrictions with respect to his restricted stock and restricted stock units that are subject to performance criteria will lapse when and to the same extent that such restrictions lapse on such awards held by other executive officers as determined by the Compensation Committee (subject to satisfaction of any applicable performance objectives) and (iv) the payment and deliveries with respect to his restricted stock units subject to performance criteria will be made at the same time payment and deliveries are made to other executive officers who hold such restricted stock units and in accordance with the terms of the award;

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(f)	Each of his outstanding stock options will immediately vest and become exercisable and he will have the right to exercise each of those options for the remainder of the term of such option;

(g)	A prorated annual bonus for the year in which such termination occurred to the same extent that other executive officers receive payment of bonuses for such year as determined by the Compensation Committee in its sole discretion (and subject to the satisfaction of any applicable performance objectives), which pro rata annual bonus will be payable at the same time annual bonuses for such year are payable to other executive officers; and

(h)	All of his (i) long-term cash performance awards and (ii) the unvested portion of his deferred compensation award, in each such case outstanding on the effective date of the agreement, will be subject to the terms of their respective award agreements and the provisions related to his existing employment agreement.

If Mr. Dolan ceases to be an employee of the Company or any of its affiliates (other than MSG and its subsidiaries) prior to the Scheduled Expiration Date as a result of his death, his estate or beneficiary will be provided with the benefits and rights set forth in (c) through (h) in the preceding paragraph and have such longer period to exercise his then outstanding stock options as may otherwise be permitted under the applicable plan. If he ceases to be an employee of the Company or any of its affiliates (other than MSG and its subsidiaries) prior to the Scheduled Expiration Date as a result of his physical or mental disability, he will be provided with the benefits and rights set forth in (b) through (h) of the preceding paragraph.

If after the Scheduled Expiration Date, Mr. Dolan’s employment with the Company is terminated (i) for any reason by him during the thirteenth calendar month following a Change in Control of the Company, (ii) by the Company, (iii) by him for Good Reason or (iv) as a result of his death or disability, and at the time of any such termination described above, Cause does not exist, then, subject to (except in the case of his death) his execution of a Separation Agreement, he or his estate or beneficiary, as the case may be, will be provided with the benefits and rights set forth above in (b) through (h) of the next preceding paragraph.

If, prior to or after the Scheduled Expiration Date, Mr. Dolan ceases to be employed by the Company for any reason other than his being terminated for Cause, he will have three years to exercise outstanding stock options, unless he is afforded a longer period for exercise pursuant to his employment agreement or any applicable award letter. In no event, however, will stock options remain exercisable beyond their regularly scheduled term (except as may otherwise be permitted under the applicable award in the case of death).

Upon the termination of Mr. Dolan’s employment with the Company, except as otherwise specifically provided in the employment agreement, his rights to benefits and payments under the Company’s pension and welfare plans (other than severance benefits) and any outstanding

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long-term cash or equity awards will be determined in accordance with the then current terms and provisions of such plans, agreements and awards under which such benefits and payments (including such long-term cash or equity awards) were granted.

In this agreement, the Company acknowledges that, in addition to Mr. Dolan’s services pursuant to the agreement, he will simultaneously serve, and is expected to devote a portion of his business time and attention to serving, as Executive Chairman of MSG. The Company recognizes and agrees that his responsibilities to MSG will preclude him from devoting substantially all of his time and attention to the Company’s affairs. The agreement states the Company’s recognition that there may be certain potential conflicts of interest and fiduciary duty issues associated with Mr. Dolan’s dual roles at the Company and MSG and that none of (i) his dual responsibilities at the Company and MSG, (ii) his inability to devote substantially all of his time and attention to the Company’s affairs, (iii) the actual or potential conflicts of interest and fiduciary duty issues that are waived in the Company’s policy concerning matters related to MSG including responsibilities of overlapping directors and officers, or (iv) any actions taken, or omitted to be taken, by him in good faith to comply with his duties and responsibilities to the Company in light of his dual responsibilities to the Company and MSG, will be deemed to be a breach by him of his obligations under the employment agreement nor will any of the foregoing constitute Cause as such term is defined in the employment agreement.

The employment agreement contains certain covenants by Mr. Dolan including a noncompetition agreement that restricts Mr. Dolan’s ability to engage in competitive activities until the first anniversary of the termination of his employment with the Company.

For purposes of Mr. Dolan’s employment agreement, “Cause” is defined as (1) commission of an act of fraud, embezzlement, misappropriation, willful misconduct, gross negligence or breach of fiduciary duty against the Company or an affiliate thereof, or (2) commission of any act or omission that results in, or may reasonably be expected to result in, a conviction, plea of no contest, plea of nolo contendere or imposition of unadjudicated probation for any crime involving moral turpitude or any felony.

“Change in Control” means the acquisition, in a transaction or a series of related transactions, by any person or group, other than Charles F. Dolan or members of the immediate family of Charles F. Dolan or trusts for the benefit of Charles F. Dolan or his immediate family (or an entity or entities controlled by any of them) or any employee benefit plan sponsored or maintained by the Company, of (1) the power to direct the management of substantially all the cable television systems then owned by the Company in the New York City Metropolitan Area (as defined) or (2) after any fiscal year of the Company in which all the systems referred to in clause (1) will have contributed in the aggregate less than a majority of the net revenues of the Company and its consolidated subsidiaries, the power to direct the management of the Company and its consolidated subsidiaries, the power to direct the management of the Company or substantially all its assets.

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Termination for “Good Reason” in Mr. Dolan’s employment agreement means that (1) without Mr. Dolan’s consent, (A) Mr. Dolan’s base salary or bonus target is reduced, (B) the Company requires that Mr. Dolan’s principal office be located outside of Nassau County or Manhattan, (C) the Company materially breaches its obligations to Mr. Dolan under his employment agreement, (D) Mr. Dolan is no longer the Chief Executive Officer of the Company, (E) Mr. Dolan no longer reports directly to the Chairman of the Board of Directors of the Company, or (F) Mr. Dolan’s responsibilities are materially diminished, (2) Mr. Dolan has given the Company written notice, referring specifically to this definition, that he does not consent to such action, (3) the Company has not corrected such action within 15 days of receiving such notice and (4) Mr. Dolan voluntarily terminates his employment within 90 days following the happening of the action described in subsection (1) of this definition.

On February 27, 2013, the Company amended Mr. Dolan’s employment agreement to (1) extend the Scheduled Expiration Date to December 31, 2017, (2) increase the minimum annual base salary to $2 million and (3) provide for annual long-term cash and/or equity awards with an aggregate annual target value of $12 million. The Compensation Committee increased Mr. Dolan’s compensation to reflect his significant focus on operational responsibilities in addition to his role as President and Chief Executive Officer of the Company. The equity portion of these annual awards will consist of options to acquire shares of the Company’s Class A common stock in an amount up to the maximum number of options that the Company may issue to any participant under its employee stock plan during any one calendar year (currently 2 million options), and the balance (if any) of the annual awards will consist of a cash performance award. The annual award terms and conditions will be determined by the Compensation Committee in its discretion, provided that the awards will not have a time vesting component that is longer than three years. In addition, the amendment provides that in the event of a “change of control”, as defined in Mr. Dolan’s long-term award agreements, Mr. Dolan will be entitled to receive the more favorable vesting and payment provisions (if any) provided in his restricted stock, stock option and long-term cash performance award agreements. See “—Termination and Severance — Award Agreements.”

Gregg G. Seibert

On March 29, 2011, the Company entered into an employment agreement with Mr. Gregg G. Seibert, which replaced his prior employment agreement. The agreement with Mr. Seibert provides for his continued employment as Executive Vice President of the Company through December 31, 2016 at a minimum annual base salary of $1,500,000 (subject to annual review and potential increase in the discretion of the Compensation Committee) and an annual target bonus equal to 150% of his annual base salary in the discretion of the Compensation Committee. Mr. Seibert also assumed the role of Chief Financial Officer on June 7, 2011. He will also be entitled to participate in future long-term cash and equity programs and arrangements that are made available to similarly situated executives of the Company. In calendar year 2012, Mr. Seibert was entitled to receive one or more long-term cash and/or equity awards with an aggregate target value of $5,000,000, as determined by the Compensation Committee in its discretion. In February 2013, Mr. Seibert was named Vice

Proxy Statement 2013 - Cablevision

Chairman and Chief Financial Officer of the Company. In light of Mr. Seibert’s contributions to the Company and his promotion to Vice Chairman, on February 26, 2013, the Compensation Committee determined to increase Mr. Seibert’s annual salary for 2013 to $1,875,000, his bonus target to 200% and his long-term incentive award target to $6 million.

Under the agreement, Mr. Seibert continues to be eligible to participate in the Company’s standard employee benefits program, subject to meeting the relevant eligibility requirements, payment of required premiums, and the terms of the plans.

If, prior to December 31, 2016 (the “Scheduled Expiration Date”), Mr. Seibert’s employment with the Company is terminated (i) by the Company without Cause or (ii) by him for Good Reason, then, subject to his execution of a separation agreement with the Company, the Company will provide him with the following benefits and rights:

(a)	A severance payment in an amount determined at the discretion of the Company, but in no event less than two times the sum of his annual base salary and annual target bonus, 60% of which shall be payable to him on the six-month anniversary of his termination date and 40% of which shall be payable to him on the twelve-month anniversary of his termination date;

(b)	A prorated annual bonus for the year in which such termination occurred, payable at the same time as such bonuses are paid to similarly situated employees and based on his then current annual target bonus as well as Company and his business unit performance as determined by the Company in its sole discretion, but without adjustment for his individual performance, plus any unpaid annual bonus for the year prior to the year in which such termination occurred;

(c)	Each of his outstanding long-term cash awards will immediately vest in full (whether or not subject to performance criteria) and shall be payable to him at the same time as such awards are paid to other employees of the Company and the payment amount of such award shall be to the same extent that other similarly situated executives receive payment as determined by the Compensation Committee (subject to satisfaction of any applicable performance criteria), provided that any more favorable provisions of his existing award agreements will apply to the treatment of such awards following a “going private transaction” (as defined in the award agreements) and following a “change of control” (as defined in the award agreements), his outstanding awards shall be paid at such time as such awards are paid to active employees of the Company, if such time is earlier than they otherwise would have been paid to him;

(d)

Each of his outstanding restricted stock or restricted stock unit awards granted to him under the plans of the Company shall continue to vest in accordance with their original vesting schedule and payments or deliveries with respect to his restricted stock and restricted stock units shall be made on the original vesting date (or, in the case of restricted stock units, on the original distribution date), and, in the case of restricted

Proxy Statement 2013 - Cablevision

stock, the Company will withhold a portion of such awards in an amount sufficient to fund the minimum statutory tax withholding requirements (including, federal, state and local income and employment taxes) resulting from the recognition of income in respect of such outstanding restricted stock and make a payroll tax contribution in such amount on his behalf and, in the case of restricted stock units, if his termination of employment occurs on or after October 25th of a particular year, then any such restricted stock units which would otherwise be delivered after termination of his employment during that year will be delivered on the 68th day following his date of termination; and

(e)	Each of his outstanding stock options under the plans of the Company shall continue to vest in accordance with their original vesting schedule and he will have the right to exercise each of those options for the remainder of the term of such option.

If Mr. Seibert ceases to be an employee of the Company prior to the Scheduled Expiration Date as a result of his death, or his physical or mental disability, and at such time Cause does not exist, then, subject to execution of a Separation Agreement (other than in the case of death), he or his estate or beneficiary will be provided with the benefits and rights set forth in (b), (d) and (e) of the preceding paragraph and each of his outstanding long-term cash awards shall immediately vest in full, whether or not subject to performance criteria and shall be payable on the 90th day after the termination of his employment, provided, that if any such award is subject to any performance criteria, then (i) if the measurement period for such performance criteria had not yet been fully completed, then the payment amount will be at the target amount for such award and (ii) if the measurement period for such performance criteria had already been fully completed, then the payment amount of such award will be to the same extent that other similarly situated executives receive payment as determined by the Compensation Committee (subject to the satisfaction of the applicable performance criteria). Notwithstanding the foregoing, if provided for in the applicable stock option, restricted stock or restricted stock unit awards, his restricted stock and restricted stock unit awards will vest in full (and shares subject to restricted stock units will be distributed) at the time of his death.

If after the Scheduled Expiration Date, Mr. Seibert’s employment with the Company is terminated for any reason by him upon at least twelve months written notice, such notice to be effective no earlier than the first day after the Scheduled Expiration Date, and at the time of such termination Cause does not exist, then, subject to his execution of a separation agreement with the Company, he will be provided with the benefits and rights set forth in (b)-(e) of the second preceding paragraph.

Except as otherwise set forth above, upon the termination of Mr. Seibert’s employment with the Company, any outstanding long-term cash or equity awards will be treated in accordance with their terms and Mr. Seibert will not be eligible for severance benefits under any other plan, program or policy of the Company.

The employment agreement contains certain covenants by Mr. Seibert including a noncompetition agreement that restricts Mr. Seibert’s ability to engage in competitive activities until the first anniversary of the termination of his employment with the Company.

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For purposes of Mr. Seibert’s employment agreement, “Cause” means his (i) commission of an act of fraud, embezzlement, misappropriation, willful misconduct, gross negligence or breach of fiduciary duty against the Company or an affiliate thereof, or (ii) commission of any act or omission that results in a conviction, plea of no contest, plea of nolo contendere, or imposition of unadjudicated probation for any crime involving moral turpitude or any felony. “Good Reason” means that (1) without his written consent, (A) his base salary or annual target bonus (as each may be increased from time to time in the Company’s sole discretion) is reduced, (B) his title (as in effect from time to time) is diminished, (C) he reports directly to someone other than James L. Dolan (or if James L. Dolan is no longer the Chief Executive Officer of the Company, to someone other than the Chairman of the Board of Directors of the Company), (D) the Company requires that his principal office be located outside of Nassau County or the Borough of Manhattan, (E) the Company materially breaches its obligations under the agreement; or (F) his responsibilities as in effect immediately after the date of the agreement, taken together with any additional material responsibilities which are thereafter assigned to him and which are intended to continue at least through the Scheduled Expiration Date, are thereafter materially diminished, (2) he has given the Company written notice that he does not consent to such action, (3) the Company has not corrected such action within 15 days of receiving such notice, and (4) he voluntarily terminates his employment with the Company within 90 days following the happening of the action described in subsection (1) above.

David G. Ellen

On February 1, 2012, the Company entered into an employment agreement with Mr. David G. Ellen which replaced his prior employment agreement. The new employment agreement with Mr. Ellen provides for his continued employment as Executive Vice President and General Counsel of the Company through December 31, 2016 at a minimum annual base salary of $850,000 (subject to annual review and potential increase in the discretion of the Compensation Committee) and an annual target bonus equal to at least 95% of his annual base salary in the discretion of the Compensation Committee. He will also be entitled to participate in future long-term cash and equity programs and arrangements that are made available to similarly situated executives of the Company. In calendar year 2012, Mr. Ellen was entitled to receive one or more long-term cash and/or equity awards with an aggregate target value of $2,200,000, as determined by the Compensation Committee in its discretion. In light of Mr. Ellen’s contributions to the Company, on February 26, 2013, the Compensation Committee approved an increase to Mr. Ellen’s annual salary for 2013 to $1,200,000, his bonus target to 150% and his long-term incentive award target to $3 million.

Under the employment agreement, Mr. Ellen continues to be eligible to participate in the Company’s standard employee benefits program, subject to meeting the relevant eligibility requirements, payment of required premiums, and the terms of the plans.

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If, prior to December 31, 2016 (the “Scheduled Expiration Date”), Mr. Ellen’s employment with the Company is terminated (i) by the Company without Cause or (ii) by him for Good Reason, then, subject to his execution of a separation agreement with the Company, the Company will provide him with the following benefits and rights:

(a)	A severance payment in an amount equal to two times the sum of his annual base salary and annual target bonus, 60% of which shall be payable to him on the six-month anniversary of his termination date and 40% of which shall be payable to him on the twelve-month anniversary of his termination date;

(b)	A prorated annual bonus for the year in which such termination occurred, payable at the same time as such bonuses are paid to similarly situated employees and based on his then current annual target bonus as well as Company and his business unit performance as determined by the Company in its sole discretion, but without adjustment for his individual performance, plus any unpaid annual bonus for the year prior to the year in which such termination occurred;

(c)	Each of his outstanding long-term cash awards will immediately vest in full (whether or not subject to performance criteria) and shall be payable to him at the same time as such awards are paid to active employees of the Company and the payment amount of such award shall be to the same extent that other similarly situated active executives receive payment as determined by the Compensation Committee (subject to satisfaction of any applicable performance criteria), provided that any more favorable provisions of his existing award agreements will apply to the treatment of such awards following a “going private transaction” (as defined in the award agreements) and provide, further, that following a “change of control” (as defined in the award agreements), his outstanding awards shall be paid at such time as such awards are paid to active employees of the Company, if such time is earlier than they otherwise would have been paid to him;

(d)	Each of his outstanding restricted stock or restricted stock unit awards granted to him under the plans of the Company shall continue to vest in accordance with their original vesting schedule and payments or deliveries with respect to his restricted stock and restricted stock units shall be made on the original vesting date (or, in the case of restricted stock units, on the original distribution date), and, in the case of restricted stock, the Company will withhold a portion of such awards in an amount sufficient to fund the minimum statutory tax withholding requirements (including, federal, state and local income and employment taxes) resulting from the recognition of income in respect of such outstanding restricted stock and make a payroll tax contribution in such amount on his behalf; and

(e)	Each of his outstanding stock options under the plans of the Company shall continue to vest in accordance with their original vesting schedule and he will have the right to exercise each of those options for the remainder of the term of such option.

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If Mr. Ellen ceases to be an employee of the Company prior to the Scheduled Expiration Date as a result of his death, or his physical or mental disability, and at such time Cause does not exist, then, subject to execution of a Separation Agreement (other than in the case of death), he or his estate or beneficiary will be provided with the benefits and rights set forth in (b), (d) and (e) of the preceding paragraph and each of his outstanding long-term cash awards shall immediately vest in full, whether or not subject to performance criteria and shall be payable on the 90th day after the termination of his employment, provided, that if any such award is subject to any performance criteria, then (i) if the measurement period for such performance criteria had not yet been fully completed, then the payment amount will be at the target amount for such award and (ii) if the measurement period for such performance criteria had already been fully completed, then the payment amount of such award will be to the same extent that other similarly situated executives receive payment as determined by the Compensation Committee (subject to the satisfaction of the applicable performance criteria).

Except as otherwise set forth above, upon the termination of Mr. Ellen’s employment with the Company, any outstanding long-term cash or equity awards will be determined in accordance with their terms and Mr. Ellen will not be eligible for severance benefits under any other plan, program or policy of the Company.

The employment agreement contains certain covenants by Mr. Ellen including a noncompetition agreement that restricts Mr. Ellen’s ability to engage in competitive activities until the first anniversary of the termination of his employment with the Company.

For purposes of Mr. Ellen’s employment agreement, “Cause” means his (i) commission of an act of fraud, embezzlement, misappropriation, willful misconduct, gross negligence or breach of fiduciary duty against the Company or an affiliate thereof, or (ii) commission of any act or omission that results in a conviction, plea of no contest, plea of nolo contendere, or imposition of unadjudicated probation for any crime involving moral turpitude or any felony. “Good Reason” means that (1) without his written consent, (A) his base salary or annual target bonus (as each may be increased from time to time in the Company’s sole discretion) is reduced, (B) his title (as in effect from time to time) is diminished, (C) he reports directly to someone other than the Chief Executive Officer of the Company, (D) the Company requires that his principal office be located outside of Nassau County or the Borough of Manhattan, (E) the Company materially breaches its obligations under the agreement; or (F) his responsibilities as in effect immediately after the date of the agreement are thereafter materially diminished, (2) he has given the Company written notice that he does not consent to such action, (3) the Company has not corrected such action within 15 days of receiving such notice, and (4) he voluntarily terminates his employment with the Company within 90 days following the happening of the action described in subsection (1) above.

Termination and Severance

As described in “Compensation Discussion and Analysis — Post-Termination Compensation”, payments may be made to employees upon the termination of their employment with the Company depending upon the circumstances of their termination, which include termination by

Proxy Statement 2013 - Cablevision

the Company without cause, termination by the employee for good reason, other voluntary termination by the employee, retirement, death, disability, or termination following a change in control of the Company or following a going-private transaction.

Generally, for the named executive officers, their employment agreements address some of these circumstances. For a description of termination provisions in the employment agreements, see “— Employment Agreements” above. In addition, the award agreements for the long-term incentives also address some of these circumstances. If an employment agreement provides for the treatment of any award upon the termination of employment, the terms of any applicable award agreements will not supersede the terms of the employment agreement unless otherwise provided in the employment agreement or the award agreement.

Award Agreements

Under the applicable award agreements, vesting of restricted stock and stock options granted to employees, including the named executive officers, may be affected upon a “change of control” of the Company or a going private transaction (as defined in Rule 13e-3 of the Securities Exchange Act of 1934). A “change of control” is defined as the acquisition by any person or group, other than Charles F. Dolan or members of his immediate family (or trusts for the benefit of Charles F. Dolan or his immediate family) or any employee benefit plan sponsored or maintained by the Company, of (1) the power to direct the management of substantially all of the cable television systems then owned by the Company in the New York City metropolitan area, or (2) after any fiscal year of the Company in which the Company’s cable television systems in the New York City metropolitan area contributed in the aggregate less than a majority of the net revenues of the Company and its consolidated subsidiaries, the power to direct the management of the Company or substantially all of its assets. Upon a change in control, as defined, the restricted stock and stock options may be converted into either a right to receive an amount of cash based upon the highest price per share of the Company’s Class A common stock paid in the transaction resulting in the change of control, or, as long as the surviving entity is a public company, into a corresponding award with equivalent profit potential in the surviving entity, at the election of the Compensation Committee. Upon a going private transaction, the restricted stock and stock options would be converted into a right to receive an amount of cash based upon the highest price per share of the Company’s Class A common stock paid in the transaction. Following the change of control or going private transaction, the award of restricted stock and stock options will become payable on the earlier to occur of (1) the date on which the award was originally scheduled to vest or (2) the date on which the recipient’s employment with the Company or the surviving entity is terminated (A) by the Company or the surviving entity other than for cause or (B) by the recipient for good reason, if such termination occurs within three years after the change of control or going private transaction, or by the recipient for any reason if such termination occurs at least six months, but not more than nine months, after completion of the change of control or going private transaction. In addition, the amount payable under the award agreement will include interest from the date of the change of control or going private transaction.

Proxy Statement 2013 - Cablevision

Under the applicable award agreements, vesting of restricted stock and stock options granted to employees, including the named executive officers, may be accelerated in certain other circumstances. Under stock option award agreements, upon termination for cause, the entire award is forfeited. Upon termination by the Company without cause, termination by the employee, death, disability or retirement, the unvested portion of the award is forfeited; provided, however, that only with respect to stock options granted in 2006 and 2009, upon death, the entire award is immediately vested. Depending on the type of termination and specific option grant, the time to exercise the vested portion varies from 90 days to three years. With respect to stock options granted in March 2009, depending on the type of termination, the time to exercise the vested option varies from 90 days to the remainder of the term. In no event is this period later than the expiration date, except in the case of death, in which the time to exercise may be extended for one year after the expiration date. Under restricted stock award agreements, upon any termination for any reason prior to the third anniversary of the grant date other than death or change of control or going private transaction, the entire award is forfeited; upon death, the entire award is immediately vested. Under the applicable award agreements for performance awards, upon termination for cause, the entire award is forfeited. Under the applicable award agreements for all performance awards, upon a change in control, the entire award vests and is immediately payable, regardless of the performance objectives. Under subsequent performance award agreements, upon any termination for any reason prior to the payment date other than death, the entire award is forfeited. Upon death before the end of the performance period, a pro rata portion of the award will vest and be immediately payable; upon death after the end of the performance period but prior to the payment date, the entire award will be payable upon the payment date. In the event of a going private transaction, the entire award vests and is immediately payable, regardless of the performance objectives.

On March 7, 2013, the Compensation Committee approved forms of agreements for awards of nonqualified stock options and restricted shares under the Cablevision 2006 Employee Stock Plan and performance awards under the Company’s 2011 Cash Incentive Plan. The restricted shares award agreement contains certain restrictive covenants that survive termination of employment and the restricted shares and nonqualified stock options award agreements provide for accelerated vesting and payment upon a change in control consistent with the Company’s long-term cash performance awards.

Quantification of Termination and Severance

The following tables set forth a quantification of estimated severance and other benefits payable to the named executive officers under various circumstances regarding the termination of their employment. In calculating these severance estimates and amounts and other payments, we have taken into consideration or otherwise assumed the following:

•	Termination of employment occurred after the close of business on December 31, 2012.

•	We have valued equity awards using the closing market price of Class A common stock on the New York Stock Exchange on December 31, 2012, of $14.94.

Proxy Statement 2013 - Cablevision

•	We have valued stock options at their intrinsic value, equal to the difference between $14.94 and the per share exercise price, multiplied by the number of shares underlying the stock options.

•	Where applicable, we have included in the calculation of the value of equity awards the payment of any quarterly dividends declared through December 31, 2012.

•

In the event of termination of employment, the payment of certain long-term incentive awards and other amounts may be delayed, depending upon the terms of each specific award agreement, the provisions of the applicable named executive officer’s employment agreement and the applicability of Section 409A. In quantifying aggregate termination payments, we have not taken into account the timing of the payments and we have not discounted the value of payments that would be made over time, except where otherwise disclosed.

•	We have assumed that all performance metrics for performance-based awards are achieved (but not exceeded).

Benefits Payable As a Result of Voluntary Termination of Employment by Employee

In the event of voluntary termination by a named executive officer, none of the named executive officers would have been entitled to any payments at December 31, 2012 other than any payments or awards that were vested at December 31, 2012 or any pension or other vested retirement benefits.

Benefits Payable As a Result of Termination of Employment Due to Retirement

In the event of termination due to retirement, none of the named executive officers would have been entitled to any payments at December 31, 2012 other than any payments or awards that were vested at December 31, 2012 or any pension or other vested retirement benefits.

Benefits Payable As a Result of Termination of Employment by the Company for Cause

In the event of termination by the Company for Cause, none of the named executive officers would have been entitled to any payments at December 31, 2012 other than any payments or awards that were vested at December 31, 2012 or any pension or other vested retirement benefits.

Proxy Statement 2013 - Cablevision

Benefits Payable As a Result of Termination of Employment by the Company Without Cause*

Elements	Charles F. Dolan	James L. Dolan		Gregg G. Seibert		David G. Ellen		Victoria D. Salhus
Severance	—	$10,500,000	(1)	$7,500,000	(1)	$3,315,000	(1)	—
Most recent bonus	—	$3,727,500		$3,195,000		$1,159,988		—
Unvested restricted stock	—	$7,014,087	(2)	$4,056,362	(3)	$1,969,246	(4)	—
Unvested stock options	—	$1,704,678	(5)	$852,339	(5)	$453,389	(5)	—
Unvested performance options	—	—		—		—		—
Performance awards	—	$3,700,000	(6)	$2,500,000	(6)	$1,100,000	(6)	—
2009 Retention award	—	—		—		—		—
Deferred compensation award	—	—		—		—		—
Consulting arrangements	—	—		—		—		—
Additional retirement benefit	—	—		—		—		—
Health insurance benefits	—	—		—		—		—
Executive life insurance premiums	—	—		—		—		—

*	The amounts in this table do not include any payments or awards which were vested at December 31, 2012 or any pension or other vested retirement benefits.

(1)	Represents severance equal to two times the sum of salary and target bonus.

(2)	Represents full vesting of the 2010, 2011 and 2012 grants of 117,300, 78,800 and 248,200 shares of restricted stock, respectively, with a value of $1,934,277, $1,260,012 and $3,819,798, respectively.

(3)	Represents full vesting of the 2010, 2011 and 2012 grants of 35,200, 54,400 and 167,700 shares of restricted stock, respectively, with a value of $580,448, $869,856 and $2,606,058, respectively.

(4)	Represents full vesting of the 2010, 2011, and 2012 grants of 26,600, 24,000 and 73,800 shares of restricted stock, respectively, with value of $438,634, $383,760 and $1,146,852, respectively.

(5)	Represents value of the unvested 2012 grant(s) of stock options.

(6)	Represents full vesting of the 2012 performance award.

Proxy Statement 2013 - Cablevision

Benefits Payable As a Result of Termination of Employment by Employee For Good Reason*

Elements	Charles F. Dolan	James L. Dolan		Gregg G. Seibert		David G. Ellen		Victoria D. Salhus
Severance	—	$10,500,000	(1)	$7,500,000	(1)	$3,315,000	(1)	—
Most recent bonus	—	$3,727,500		$3,195,000		$1,159,988		—
Unvested restricted stock	—	$7,014,087	(2)	$4,056,362	(3)	$1,969,246	(4)	—
Unvested stock options	—	$1,704,678	(5)	$852,339	(5)	$453,389	(5)	—
Unvested performance options	—	—		—		—		—
Performance awards	—	$3,700,000	(6)	$2,500,000	(6)	$1,100,000	(6)	—
2009 Retention award	—	—		—		—		—
Deferred compensation award	—	—		—		—		—
Consulting arrangements	—	—		—		—		—
Balance under special retirement account	—	—		—		—		—
Health insurance benefits	—	—		—		—		—
Executive life insurance premiums	—	—		—		—		—

*	The amounts in this table do not include any payments or awards which were vested at December 31, 2012 or any pension or other vested retirement benefits.

(1)	Represents severance equal to two times the sum of salary and target bonus.

(2)	Represents full vesting of the 2010, 2011 and 2012 grants of 117,300, 78,800 and 248,200 shares of restricted stock, respectively, with a value of $1,934,277, $1,260,012 and $3,819,798, respectively.

(3)	Represents full vesting of the 2010, 2011 and 2012 grants of 35,200, 54,400 and 167,700 shares of restricted stock, respectively, with a value of $580,448, $869,856 and $2,606,058, respectively.

(4)	Represents full vesting of the 2010, 2011 and 2012 grants of 26,600, 24,000 and 73,800 shares of restricted stock, respectively, with value of $438,634, $383,760 and $1,146,852, respectively.

(5)	Represents value of the unvested 2012 grant(s) of stock options.

(6)	Represents full value of the 2012 performance award.

Proxy Statement 2013 - Cablevision

Benefits Payable As a Result of Termination of Employment Due to Death*

Elements	Charles F. Dolan		James L. Dolan		Gregg G. Seibert		David G. Ellen		Victoria D. Salhus
Severance	—		—		—		—		—
Salary	$1,664,000	(1)	—		—		—		—
Most recent bonus	—		$3,727,500		$3,195,000		$1,159,988		—
Unvested restricted stock	$7,176,817	(2)	$7,014,087	(3)	$4,056,362	(4)	$1,969,246	(5)	$547,896	(6)
Unvested stock options	—		$1,704,678	(7)	$852,339	(7)	$453,389	(7)	—
Unvested performance options	—		—		—		—		—
Performance awards	$4,161,667	(8)	$3,700,000	(9)	$5,500,000	(10)	$2,420,000	(10)	$250,000	(8)
2009 retention award	—		—		—		—		—
Performance retention award	—		—		—		—		—
Deferred compensation award	—		—		—		—		—
Consulting arrangements	—		—		—		—		—
Additional retirement benefit	—		—		—		—		—
Health insurance benefits	—		—		—		—		—
Executive life insurance premiums	—		—		—		—		—

*	The amounts in this table do not include any payments or awards which were vested at December 31, 2012 or any pension or other vested retirement benefits.

(1)	Represents one year of base salary.

(2)	Represents full vesting of the 2010, 2011 and 2012 grants of 125,000, 79,400 and 249,900 shares of restricted stock, respectively, with a value of $2,061,250, $1,269,606 and $3,845,961, respectively.

(3)	Represents full vesting of the 2010, 2011 and 2012 grants of 117,300, 78,800 and 248,200 shares of restricted stock, respectively, with a value of $1,934,277, $1,260,012 and $3,819,798, respectively.

(4)	Represents full vesting of the 2010, 2011 and 2012 grants of 35,200, 54,400 and 167,700 shares of restricted stock, respectively, with a value of $580,448, $869,856 and $2,606,058, respectively.

(5)	Represents full vesting of the 2010, 2011 and 2012 grants of 26,600, 24,000 and 73,800 shares of restricted stock, respectively, with a value of $438,634, $383,760 and $1,146,852, respectively.

(6)	Represents full vesting of the 2010, 2011 and 2012 grants of 10,800, 6,800, and 16,800 shares of restricted stock, respectively, with a value of $178,092, $108,732 and $261,072, respectively.

(7)	Represents vesting of the unvested 2012 grant(s) of stock options.

(8)	Represents pro rata vesting of 2011 and 2012 performance awards.

(9)	Represents the full value of 2012 performance awards.

(10)	Represents full vesting of 2011 and 2012 performance awards.

Proxy Statement 2013 - Cablevision

Benefits Payable As a Result of Termination of Employment Due to Disability*

Elements	Charles F. Dolan		James L. Dolan		Gregg G. Seibert		David G. Ellen		Victoria D. Salhus
Severance	—		—		—		—		—
Salary	$1,664,000	(1)	—		—		—		—
Most recent bonus	—		$3,727,500		$3,195,000		$1,159,988		—
Unvested restricted stock	—		$7,014,087	(2)	$4,056,362	(3)	$1,969,246	(4)	—
Unvested stock options	—		$1,704,678	(5)	$852,339	(6)	$453,389	(5)	—
Unvested performance options	—		—		—		—		—
Performance awards	—		$3,700,000	(7)	$5,500,000	(8)	$2,420,000	(8)	—
2009 retention award	—		—		—		—		—
Deferred compensation award	—		—		—		—		—
Consulting arrangements	—		—		—		—		—
Additional retirement benefit	—		—		—		—		—
Health insurance benefits	$16,671	(9)	—		—		—		—
Executive life insurance premiums	—		—		—		—		—

*	The amounts in this table do not include any payments or awards which were vested at December 31, 2012 or any pension or other vested retirement benefits.

(1)	Represents one year of base salary.

(2)	Represents full vesting of the 2010, 2011 and 2012 grants of 117,300, 78,800 and 248,200 shares of restricted stock, respectively, with a value of $1,934,277, $1,260,012 and $3,819,798, respectively.

(3)	Represents full vesting of the 2010, 2011 and 2012 grants of 35,200, 54,400 and 167,700 shares of restricted stock, respectively, with a value of $580,448, $869,856 and $2,606,058, respectively.

(4)	Represents full vesting of the 2010, 2011 and 2012 grants of 26,600, 24,000 and 73,800 shares of restricted stock, respectively, with a value of $438,634, $383,760 and $1,146,852, respectively.

(5)	Represents value of the vesting 2012 grant(s) of stock options; all other stock options were vested.

(6)	Represents value of the unvested 2012 grant(s) of stock options; his unvested 2009 stock options have an exercise price that exceeded the close price of the underlying shares as of December 31, 2012; all other stock options were vested.

(7)	Represents the full value of 2012 performance awards.

(8)	Represents full vesting of 2011 and 2012 performance awards.

(9)	Represents payment of his medical and dental insurance for one year.

Proxy Statement 2013 - Cablevision

Benefits Payable As a Result of Termination of Employment In Connection with a Change in Control or Going Private Transaction(1)*

Elements	Charles F. Dolan(2)	James L. Dolan(3)		Gregg G. Seibert(4)		David G. Ellen(5)		Victoria D. Salhus(6)
Severance	—	$10,500,000	(7)	$7,500,000	(7)	$3,315,000	(7)	—
Most recent bonus	—	$3,727,500		$3,195,000		$1,159,988		—
Unvested restricted stock	$7,176,817	$7,014,087		$4,056,362		$1,969,246		$547,896
Unvested stock options	$1,765,076	$1,704,678		$852,339		$453,389		$100,798
Unvested performance options	—	—		—		—		—
Performance awards	$12,485,000	$12,160,000		$6,730,000		$3,350,000		$750,000
2009 retention award	—	—		—		—		—
Deferred compensation award	—	—		—		—		—
Consulting arrangements	—	—		—		—		—
Additional retirement benefit	—	—		—		—		—
Health insurance benefits	—	—		—		—		—
Executive life insurance premiums	—	—		—		—		—

*	The amounts in this table do not include any payments or awards which were vested at December 31, 2012 or any pension or other vested retirement benefits.

(1)	The numbers presented in this table reflect amounts payable as a result of a qualifying termination of employment by the executive or the Company following a change in control. The amounts payable as a result of a qualifying termination of employment by the executive or the Company following a going private transaction are generally equal to or less than the amounts payable as a result of a qualifying termination of employment by the executive or the Company following a change in control. For specific information about payments for a termination following a going private transaction, see Notes (2) to (6) below.

(2)	If a change in control of the Company were to occur, but Mr. Charles F. Dolan’s employment was not terminated, he would nevertheless be entitled to receive the following upon consummation of the change in control: the full amount of his 2010, 2011 and 2012 performance awards of $4,380,000, $4,380,000 and $3,725,000, respectively. In the event of a qualifying termination of his employment by Mr. Charles F. Dolan or by the Company following a going private transaction, Mr. Charles F. Dolan would be entitled to receive the following (in addition to all previously vested amounts): (i) vesting of all of his outstanding unvested restricted stock (454,300 shares) with a value of $7,176,817; (ii) vesting of all of his outstanding unvested stock options (1,747,600 options) with a value of $1,765,076; and (iii) the full value of his 2010, 2011 and 2012 performance award of $4,380,000, $4,380,000 and $3,725,000, respectively. If a going private transaction were to occur but Mr. Charles F. Dolan’s employment was not terminated, he would nevertheless be entitled to receive the full amount of his 2010 performance award of $4,380,000.

(3)	If a change in control of the Company were to occur but Mr. James L. Dolan’s employment was not terminated, he would nevertheless be entitled to receive the following upon consummation of the change in control (in addition to all previously vested amounts): the full amount of his 2010 performance award of $4,110,000. If Mr. James L. Dolan’s employment were terminated by the Company, or by him, following a going private transaction, it would be treated as a termination by the Company without cause. He would be entitled to receive payments in the same amounts that are set forth in that table. If a going private transaction were to occur but Mr. James L. Dolan’s employment was not terminated, he would nevertheless be entitled to receive the full amount of his 2010 performance award of $4,110,000.

(4)	If a change in control or a going private transaction of the Company were to occur and there was a qualifying termination of Mr. Seibert’s employment by the Company, or by him, he would be entitled to

Proxy Statement 2013 - Cablevision

receive; (i) vesting of his unvested 2010, 2011 and 2012 restricted stock awards (35,200, 54,400 and 167,700 shares, respectively) with a value of $580,448, $869,856 and $2,606,058, respectively; (ii) vesting of his 2012 stock options (843,900) with a value of $852,339; and (iii) the full vesting of his 2010, 2011 and 2012 performance awards equal to a value of $6,730,000.

(5)	If a change in control or a going private transaction of the Company were to occur and there was a qualifying termination of Mr. Ellen’s employment by the Company, or by him, he would be entitled to receive; (i) vesting of his unvested 2010, 2011 and 2012 restricted stock awards (26,600, 24,000 and 73,800 shares, respectively) with a value of $438,634, $383,760 and $1,146,852, respectively; (ii) vesting of his 2012 stock options (448,900) with a value of $453,389; and (iii) the full vesting of his 2010, 2011 and 2012 performance awards equal to a value of $3,350,000.

(6)	If a change in control or a going private transaction of the Company were to occur and there was a qualifying termination of Ms. Salhus’s employment by the Company, or by her, she would be entitled to receive payments in the amounts set forth in this table above including: (i) vesting of her unvested 2010, 2011 and 2012 restricted stock awards (10,800, 6,800 and 16,800 shares, respectively) with a value of $178,092, $108,732 and $261,072, respectively; (ii) vesting of her 2012 stock options (99,800) with a value of $100,798; and (iii) the full vesting of her 2010, 2011 and 2012 performance awards equal to a value of $750,000.

(7)	Represents severance equal to two times the sum of his salary and target bonus.

Equity Compensation Plan Information

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (1)(2)(a)	Weighted-average Exercise Price of Outstanding Options, Warrants and Rights (b)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))(2) (c)
Equity compensation plans approved by security holders:
Class A common stock	15,783,944	$12.83	19,828,559
Equity compensation plans not approved by security holders	—	—	—
Total	15,783,944	$12.83	19,828,559

(1)	Includes the following plans: the 1996 Amended and Restated Employee Stock Plan, the 1996 Stock Plan for Non-Employee Directors, the 2006 Employee Stock Plan and the 2006 Stock Plan for Non-Employee Directors. 675,602 shares of this amount relate to options held by AMC and MSG employees. Does not include 5,826,925 shares of restricted stock (519,150 of which are held by AMC employees) issued under the 2006 Employee Stock Plan that were not yet vested at December 31, 2012.

(2)	In the first quarter of 2013, the Compensation Committee granted awards covering an aggregate of 3,258,760 shares and options to purchase an aggregate of 2,000,000 shares. The shares covered by these awards and options are not reflected as outstanding in column (a) and the number of shares remaining available for future issuance in column (c) has not been reduced to reflect these shares.

Proxy Statement 2013 - Cablevision

OUR EXECUTIVE OFFICERS

Our executive officers as of April 11, 2013 are:

Charles F. Dolan(1)	Chairman

James L. Dolan(1)	Chief Executive Officer and President

Gregg G. Seibert	Vice Chairman and Chief Financial Officer

David G. Ellen	Executive Vice President and General Counsel

Victoria D. Salhus	Senior Vice President, Deputy General Counsel and Secretary

Victoria M. Mink	Senior Vice President, Controller and Principal Accounting Officer

Kevin F. Watson	Senior Vice President and Treasurer

(1)	Biographies of Messrs. Charles F. Dolan and James L. Dolan are on page 6 of this proxy statement.

•

GREGG G. SEIBERT, 57, Vice Chairman and Chief Financial Officer of the Company since February 2013. Executive Vice President and Chief Financial Officer from June 2011 to February 2013. Executive Vice President from January 2009 to June 2011. Senior Vice President and Vice Chairman of Merrill Lynch & Co., Inc. from October 2004 to January 2009. Head of Merrill Lynch Americas Corporate Banking from January 2003 to September 2004. Mr. Seibert served as co-head of Merrill Lynch Global Corporate Finance from May 2001 to December 2002 and co-head of Merrill Lynch Global Industries and Communications Group from January 2001 to December 2002.

•

DAVID G. ELLEN, 48, Executive Vice President and General Counsel of the Company since September 2009. From September 2004 to September 2009, Mr. Ellen served as general counsel of the Company’s cable business. From July 2001 to September 2004, Mr. Ellen was deputy general counsel of IAC/InterActiveCorp. Mr. Ellen is a trustee of Hudson Guild.

•

VICTORIA D. SALHUS, 63, Senior Vice President, Deputy General Counsel and Secretary of the Company since June 2003. Senior Vice President and Deputy General Counsel from January 2002 to June 2003. Vice President and Associate General Counsel from May 1999 to January 2002.

•

VICTORIA M. MINK, 44, Senior Vice President, Controller and Principal Accounting Officer of the Company since June 2011. Senior Vice President and Divisional Controller of the Company’s Telecommunications Segment since January 2007 and Vice President and Divisional Controller — Telecommunications from October 2004 to December 2006.

•

KEVIN F. WATSON, 46, Senior Vice President and Treasurer of the Company since November 2006. Vice President and Corporate Treasurer of PanAmSat Corporation from January 2001 to November 2006. Director-Corporate Treasurer of Entex IT Services from September 1999 to December 2000. Director-Assistant Treasurer of Entex IT Services from 1997 to 1999. Treasury Manager of Entex IT Services from 1992 to 1997. Mr. Watson also held finance positions at MCI Telecommunications, Inc. and Prudential Securities, Inc.

Proxy Statement 2013 - Cablevision

RELATED PARTY POLICY AND CERTAIN TRANSACTIONS

Agreements Related to the MSG Distribution and the AMC Distribution

On February 9, 2010, the Company distributed to its stockholders all of the common stock of MSG, a company which owns the sports, entertainment and media businesses previously owned and operated by the Madison Square Garden segment of the Company, to the stockholders of the Company (the “MSG Distribution”). The MSG Distribution took the form of a distribution by the Company of one share of MSG Class A common stock for every four shares of Cablevision New York Group (“CNYG”) Class A common stock and one share of MSG Class B common stock for every four shares of CNYG Class B common stock held of record at the close of business on the record date.

On June 30, 2011, the Company distributed to its stockholders all of the common stock of AMC, a company which consists principally of national programming networks, including AMC, WE tv, IFC and Sundance Channel, previously owned and operated by the Company’s Rainbow segment (the “AMC Distribution” and, together with the MSG Distribution, the “Distributions”). The AMC Distribution took the form of a distribution by Cablevision of one share of AMC Networks Class A Common Stock for every four shares of CNYG Class A Common Stock and one share of AMC Networks Class B Common Stock for every four shares of CNYG Class B Common Stock held of record at the close of business on the record date.

For purposes of governing the ongoing relationships between Cablevision and MSG after the MSG Distribution and between Cablevision and AMC after the AMC Distribution, and to provide for an orderly transition, Cablevision has adopted certain policies described below and Cablevision and MSG, and Cablevision and AMC, have entered into the agreements described below.

Distribution Agreements

In connection with the Distributions, the Company entered into distribution agreements (“Distribution Agreements”) with MSG and with AMC (referred to herein as the “Spin Companies”). Under the Distribution Agreements, Cablevision provided each Spin Company with indemnities with respect to liabilities, damages, costs and expenses arising out of any of (i) Cablevision’s businesses (other than businesses of the relevant Spin Company), (ii) certain identified claims or proceedings, (iii) any breach by Cablevision of its obligations under the Distribution Agreements; (iv) any untrue statement or omission in the relevant Form 10 registration statement or information statement relating to Cablevision and its subsidiaries; and (v) in the case of MSG, indemnification obligations MSG may have to the National Basketball Association or the National Hockey League that result from acts or omissions of Cablevision. Each Spin Company provided Cablevision with indemnities with respect to liabilities, damages, costs and expenses arising out of any of (i) the Spin Company’s businesses, (ii) any breach by the Spin Company of its obligations under the Distribution Agreement; and (iii) any untrue statement or omission in the relevant Form 10 registration statement or the information statement other than any such statement or omission relating to Cablevision and its subsidiaries.

Proxy Statement 2013 - Cablevision

In the Distribution Agreements, each Spin Company released Cablevision from any claims it might have arising out of:

•	the management of the businesses and affairs of the Spin Company on or prior to the relevant Distribution;

•

the terms of the relevant Distribution, the Spin Company’s amended and restated certificate of incorporation, by-laws and the other agreements entered into in connection with the relevant Distribution; and

•	any decisions that were made, or actions taken, relating to the Spin Company or the relevant Distribution.

The Distribution Agreements also provided for access to records and information, cooperation in defending litigation, as well as methods of resolution for certain disputes.

Transition Services Agreements

In connection with the Distributions, the Company entered into a transition services agreement with each Spin Company under which, in exchange for the fees specified in such agreement, Cablevision agreed to provide transition services with regard to such areas as tax, information technology and employee services, compensation and benefits. Each Spin Company agreed to provide certain transition services to Cablevision. Cablevision and each Spin Company, as parties receiving services under the agreement, agreed to indemnify the party providing services for losses incurred by such party that arise out of or are otherwise in connection with the provision by such party of services under the agreement, except to the extent that such losses result from the providing party’s gross negligence, willful misconduct or breach of its obligations under the agreement. Similarly, each party providing services under the agreement agreed to indemnify the party receiving services for losses incurred by such party that arise out of or are otherwise in connection with the indemnifying party’s provision of services under the agreement if such losses result from the providing party’s gross negligence, willful misconduct or breach of its obligations under the agreement.

Tax Disaffiliation Agreements

In connection with the Distributions, the Company entered into a tax disaffiliation agreement (the “Tax Disaffiliation Agreements”) with each Spin Company that governs the parties’ respective rights, responsibilities and obligations with respect to taxes and tax benefits, the filing of tax returns, the control of audits and other tax matters. References in this summary description of the Tax Disaffiliation Agreements to the terms “tax” or “taxes” mean taxes as well as any interest, penalties, additions to tax or additional amounts in respect of such taxes.

Each Spin Company and its eligible subsidiaries previously joined with Cablevision in the filing of a consolidated return for U.S. federal income tax purposes as well as the filing of certain consolidated, combined, and unitary returns for state, local, and other applicable tax purposes. However, for periods (or portions thereof) beginning after the relevant Distribution,

Proxy Statement 2013 - Cablevision

the Spin Company generally is no longer included in any Cablevision filings of federal, state, local or other applicable consolidated, combined or unitary tax returns.

Under each Tax Disaffiliation Agreement, with certain tax exceptions, Cablevision is generally responsible for all of the Spin Company’s federal, state, local and other applicable income taxes for any taxable period or portion of such period ending on or before the date of the relevant Distribution. With certain exceptions, each Spin Company will generally be responsible for all other taxes (including certain New York City income taxes) for all taxable periods ending on or before the date of the relevant Distribution, and all taxes that are attributable to the Spin Company or one of its subsidiaries after the date of the relevant Distribution.

Notwithstanding the Tax Disaffiliation Agreements, under U.S. Treasury Regulations, each member of a consolidated group is severally liable for the United States federal income tax liability of each other member of the consolidated group. Accordingly, with respect to periods in which the Spin Companies have been included in Cablevision’s consolidated group, the Spin Companies could be liable to the United States government for any United States federal income tax liability incurred, but not discharged, by any other member of such consolidated group. However, if any such liability were imposed, the Spin Companies would generally be entitled to be indemnified by Cablevision for tax liabilities allocated to Cablevision under the Tax Disaffiliation Agreements. Each Spin Company is responsible for filing all tax returns for any period ending after the date of the relevant Distribution that include the Spin Company or one of its subsidiaries other than any consolidated, combined or unitary income tax return for periods after such date (if any) that includes the Spin Company or one of its subsidiaries, on the one hand, and Cablevision or one of its subsidiaries (other than the Spin Company or any of its subsidiaries), on the other hand. Where possible, each Spin Company has waived the right to carry back any losses, credits, or similar items to periods ending prior to or on the date of the relevant Distribution, however, if the Spin Company cannot waive the right, it would be entitled to receive the resulting refund or credit, net of any taxes incurred by Cablevision with respect to the refund or credit.

Generally, each Spin Company has the authority to conduct all tax proceedings, including tax audits, relating to taxes or any adjustment to taxes for which the Spin Company is responsible for filing a return under the Tax Disaffiliation Agreement, and Cablevision has the authority to conduct all tax proceedings, including tax audits, relating to taxes or any adjustment to taxes for which Cablevision is responsible for filing a return under the Tax Disaffiliation Agreement. However, if one party acknowledges a liability to indemnify the other party for a tax to which such proceeding relates, and provides evidence to the other party of its ability to make such payment, the first-mentioned party will have the authority to conduct such proceeding. The Tax Disaffiliation Agreements further provide for cooperation between Cablevision and each Spin Company with respect to tax matters, the exchange of information and the retention of records that may affect the tax liabilities of the parties to the agreement.

Finally, the Tax Disaffiliation Agreements provide that none of Cablevision, the Spin Companies or any of their respective subsidiaries will take, or fail to take, any action where such action, or failure to act, would be inconsistent with or preclude the relevant Distribution

Proxy Statement 2013 - Cablevision

from qualifying as a tax-free transaction to Cablevision and to its stockholders under Section 355 of the Code, or would otherwise cause holders of Cablevision stock receiving stock in the relevant Distribution to be taxed as a result of the relevant Distribution and certain transactions undertaken in connection with the relevant Distribution. Additionally, Cablevision and each Spin Company agreed that for the two-year period following the relevant Distribution, Cablevision and the Spin Company would not engage in certain activities that may jeopardize the tax-free treatment of the Distribution to Cablevision and its stockholders, unless, in the case of the Spin Company, it receives Cablevision’s consent or otherwise obtained a ruling from the IRS or a legal opinion, in either case reasonably satisfactory to Cablevision, that the activity will not alter the tax-free status of the Distribution to Cablevision and its stockholders. Furthermore, the Tax Disaffiliation Agreement with AMC limits AMC’s ability to pre-pay, pay down, redeem, retire, or otherwise acquire a portion of the debt incurred by AMC in connection with the Distribution.

Moreover, each Spin Company must indemnify Cablevision and its subsidiaries, officers and directors for any taxes, resulting from action or failure to act, if such action or failure to act precludes the relevant Distribution from qualifying as a tax-free transaction (including taxes imposed as a result of a violation of the restrictions set forth above). Cablevision must indemnify each Spin Company and its subsidiaries, officers and directors for any taxes resulting from action or failure to act, if such action or failure to act precludes the relevant Distribution from qualifying as a tax-free transaction (including taxes imposed as a result of a violation of the restrictions set forth above).

Employee Matters Agreements

In connection with the Distribution, Cablevision and each Spin Company entered into an Employee Matters Agreement that allocates assets, liabilities and responsibilities with respect to certain employee compensation and benefit plans and programs and certain other related matters. In general, prior to the Distributions, Spin Company employees participated in various Cablevision retirement, health and welfare, and other employee benefit plans. After the Distributions, those employees generally participate in similar plans and arrangements established and maintained by the Spin Company; however, the Spin Companies continue to be participating companies in certain Cablevision employee benefit plans during a transition period. Effective as of the date of the relevant Distribution, each Spin Company and Cablevision held responsibility for their respective employees and compensation plans.

Other MSG Arrangements

In connection with the MSG Distribution, Cablevision entered into a number of commercial and technical arrangements and agreements with MSG. These include arrangements for MSG’s use of equipment, offices and other premises, lease of transponders, provision of technical and transport services and vendor services, lease of titles in film and other libraries, access to technology, affiliation agreements with MSG programming services and for Cablevision’s sponsorship of MSG and its professional sports teams.

Proxy Statement 2013 - Cablevision

Other AMC Arrangements

In connection with the AMC Distribution, Cablevision entered into a number of commercial and technical arrangements and agreements with AMC. These include arrangements for AMC’s use of equipment, offices and other premises, provision of technical and transport services and vendor services, and access to technology. Cablevision is a party to affiliation agreements with each of AMC, WE tv, IFC and Sundance Channel relating to the carriage of those programming networks on Cablevision’s cable systems.

Also, in connection with the AMC Distribution, the Company entered into an agreement with AMC relating to certain outstanding litigation involving AMC’s VOOM HD unit and DISH Network (the “VOOM Litigation Agreement”). On October 21, 2012, the Company and AMC settled this litigation. The terms of the settlement provided for the following, among other things:

•	DISH Network paid a cash settlement of $700 million to an account for the benefit of the Company and AMC;

•	The Company agreed to sell to DISH Network its multichannel video and data distribution service (“MVDDS”) spectrum licenses in 45 metropolitan areas in the U.S.;

•

DISH Network entered into a long-term affiliation agreement with subsidiaries of AMC Networks to carry on its satellite service AMC, IFC, the Sundance Channel and WE tv, and with a subsidiary of The Madison Square Garden Company to carry Fuse; and

•

An affiliate of DISH Network conveyed its 20% membership interest in VOOM HD to Rainbow Programming Holdings LLC, such that all of the cash settlement remains with the Company and AMC and its subsidiary, Rainbow Programming Holdings LLC (the “AMC Parties”).

The Company and the AMC Parties agreed that the allocation of the settlement proceeds would be determined pursuant to the VOOM Litigation Agreement. The Company and AMC agreed that, pending a determination of the allocation of the settlement proceeds, $350 million of the cash proceeds would be distributed to each of the Company and AMC. On April 8, 2013, the Company and AMC agreed, pursuant to the VOOM Litigation Agreement, on the final allocation of the proceeds of the settlement. The parties agreed that AMC would retain $175 million of the cash settlement payment (in addition to the long-term affiliation agreements entered into with DISH Network as part of the settlement). The Company would be allocated a total of $525 million of the cash settlement payment. The Company received $350 million of the cash proceeds from a joint escrow fund in December 2012 and $175 million from AMC on April 9, 2013.

Proxy Statement 2013 - Cablevision

Related Party Transaction Approval Policy

The Board of Directors of the Company has adopted a Related Party Transaction Approval Policy. Under this policy, an Independent Committee of the Board of Directors of the Company consisting entirely of directors who have been determined by the Board of Directors to be independent directors for purposes of the New York Stock Exchange corporate governance standards (“Independent Directors”) reviews and approves or takes such other action as it may deem appropriate with respect to transactions involving Cablevision and its subsidiaries, including CSC Holdings on the one hand, and in which any director, officer, greater than 5% stockholder of Cablevision or any other “related person” as defined in Item 404 of Regulation S-K under the Securities Act of 1933 (“Item 404”) has or will have a direct or indirect material interest. This approval requirement covers any transaction that meets the related party disclosure requirements of the Securities and Exchange Commission as set forth in Item 404. Under the Related Party Transaction Approval Policy, an Independent Committee similarly oversees approval of transactions and arrangements between Cablevision and its subsidiaries, including CSC Holdings, on the one hand, and each of MSG and its subsidiaries, and AMC and its subsidiaries, on the other hand, to the extent involving amounts in excess of the dollar threshold set forth in Item 404 (the “Item 404 Threshold”). The Related Party Transaction Approval Policy provides that to simplify the administration of the approval process under the Related Party Transaction Approval Policy, an Independent Committee may, where it deems it to be appropriate, establish guidelines for certain types of these transactions. The approval requirement will not apply to the implementation and administration of intercompany arrangements under the Related Party Transaction Approval Policy, but covers any amendments, modifications, terminations or extensions involving amounts in excess of the Item 404 Threshold, as well as the handling and resolution of any disputes involving amounts in excess of the Item 404 Threshold. Cablevision’s executive officers and directors who are also senior executives or directors of MSG or AMC, as the case may be, may participate in the negotiation, execution, amendment, modification, or termination of intercompany arrangements subject to the Related Party Transaction Approval Policy, as well as in any resolution of disputes under intercompany arrangements, on behalf of either or both of Cablevision and MSG or AMC, as the case may be, in each case under the direction of an Independent Committee or the comparable committee of the board of directors of MSG or AMC.

The Related Party Transaction Approval Policy cannot be amended or terminated without the prior approval of a majority of the Independent Directors and by a majority of the directors elected by the holders of Class B common stock.

Policy Concerning Certain Matters Relating to MSG and AMC

James L. Dolan is the Executive Chairman of MSG and devotes a portion of his business time to that role. He has retained his position as the Company’s President and Chief Executive Officer and devotes most of his business time to that role. Hank J. Ratner is the President and

Proxy Statement 2013 - Cablevision

Chief Executive Officer of MSG. He devotes a majority of his time to that role but also retains his position as the Company’s Vice Chairman and devotes a portion of his time to that role. In addition, the following directors of the Company are also directors of MSG: Charles F. Dolan, James L. Dolan, Kristin A. Dolan, Thomas C. Dolan, Deborah A. Dolan-Sweeney, Marianne Dolan Weber, Brian G. Sweeney and Vincent Tese.

Charles F. Dolan is the Executive Chairman of AMC and devotes a portion of his business time to that role. He has retained his position as the Company’s Chairman and devotes most of his business time to that role. In addition, the following directors of the Company are also directors of AMC: Charles F. Dolan, James L. Dolan, Kristin A. Dolan, Patrick F. Dolan, Thomas C. Dolan, Marianne Dolan Weber, Brian G. Sweeney and Leonard Tow. In light of the Distributions and the overlapping relationships created by those transactions, the Company adopted a Policy Concerning Certain Matters Relating to The Madison Square Garden Company and AMC Networks, Inc. Including Responsibilities of Overlapping Directors and Officers (the “Overlap Policy”). In the Overlap Policy, Cablevision recognizes that (a) certain directors and officers (the “Overlap Persons”) of Cablevision and its subsidiaries, including CSC Holdings (collectively, the “Corporation”), have served and may serve as directors, officers, employees and agents of MSG and AMC and their respective subsidiaries and successors (each of the foregoing is an “Other Entity”), (b) the Corporation, directly or indirectly, may engage in the same, similar or related lines of business as those engaged in by any Other Entity and other business activities that overlap with or compete with those in which such Other Entity may engage, (c) the Corporation may have an interest in the same areas of business opportunity as an Other Entity, (d) the Corporation will derive substantial benefits from the service of Overlap Persons as directors or officers of the Corporation and (e) it is in the best interests of the Corporation that the rights of the Corporation, and the duties of any Overlap Persons, be determined and delineated as provided in the Overlap Policy in respect of any Potential Business Opportunities (as defined below) and in respect of the agreements and transactions referred to therein. The provisions of the Overlap Policy will, to the fullest extent permitted by law, regulate and define the conduct of the business and affairs of the Corporation and its officers and directors who are Overlap Persons in connection with any Potential Business Opportunities and in connection with any agreements and transactions referred to therein. References in the Overlap Policy to “directors,” “officers,” “employees” and “agents” of any person will be deemed to include those persons who hold similar positions or exercise similar powers and authority with respect to any other entity that is a limited liability company, partnership, joint venture or other non-corporate entity.

If a director or officer of the Corporation who is an Overlap Person is presented or offered, or otherwise acquires knowledge of, a potential transaction or matter that may constitute or present a business opportunity for the Corporation, in which the Corporation could, but for the provisions of the Overlap Policy, have an interest or expectancy (any such transaction or matter, and any such actual or potential business opportunity, a “Potential Business Opportunity”), (i) such Overlap Person will, to the fullest extent permitted by law, have no duty or obligation to refrain from referring such Potential Business Opportunity to any Other

Proxy Statement 2013 - Cablevision

Entity and, if such Overlap Person refers such Potential Business Opportunity to an Other Entity, such Overlap Person shall have no duty or obligation to refer such Potential Business Opportunity to the Corporation or to give any notice to the Corporation regarding such Potential Business Opportunity (or any matter related thereto), (ii) if such Overlap Person refers a Potential Business Opportunity to an Other Entity, such Overlap Person, to the fullest extent permitted by law, will not be liable to the Corporation as a director, officer, stockholder or otherwise, for any failure to refer such Potential Business Opportunity to the Corporation, or for referring such Potential Business Opportunity to any Other Entity, or for any failure to give any notice to the Corporation regarding such Potential Business Opportunity or any matter relating thereto; (iii) any Other Entity may participate, engage or invest in any such Potential Business Opportunity notwithstanding that such Potential Business Opportunity may have been referred to such Other Entity by an Overlap Person, and (iv) if a director or officer who is an Overlap Person refers a Potential Business Opportunity to an Other Entity, then, as between the Corporation and such Other Entity, the Corporation shall be deemed to have renounced any interest, expectancy or right in or to such Potential Business Opportunity or to receive any income or proceeds derived therefrom solely as a result of such Overlap Person having been presented or offered, or otherwise acquiring knowledge of, such Potential Business Opportunity, unless in each case referred to in clause (i), (ii), (iii) and (iv), such Potential Business Opportunity satisfies all of the following conditions (any Potential Business Opportunity that satisfies all of such conditions, a “Restricted Potential Business Opportunity”): (A) such Potential Business Opportunity was expressly presented or offered to the Overlap Person solely in his or her capacity as a director or officer of the Corporation; (B) the Overlap Person believed that the Corporation possessed, or would reasonably be expected to be able to possess, the resources necessary to exploit such Potential Business Opportunity; and (C) such opportunity relates exclusively to the business of owning and operating a cable television, high speed data or voice telephone system; provided, that the Corporation is directly engaged in such business at the time the Potential Business Opportunity is presented or offered to the Overlap Person. In the Overlap Policy, the Corporation renounces, to the fullest extent permitted by law, on behalf of itself and each of its subsidiaries, any interest or expectancy in any Potential Business Opportunity that is not a Restricted Potential Business Opportunity. In the event the Corporation’s Board of Directors declines to pursue a Restricted Potential Business Opportunity, Overlap Persons are free to refer such Restricted Potential Business Opportunity to an Other Entity.

No contract, agreement, arrangement or transaction (or any amendment, modification or termination thereof) entered into between the Corporation, on the one hand, and an Other Entity, on the other hand, before such Other Entity ceased to be an indirect, wholly-owned subsidiary of Cablevision shall be void or voidable or be considered unfair to the Corporation solely because an Other Entity is a party thereto, or because any directors, officers or employees of an Other Entity were present at or participated in any meeting of the Board of Directors, or a committee thereof, of the Corporation, that authorized the contract, agreement, arrangement or transaction (or any amendment, modification or termination thereof), or because his, her or their votes were counted for such purpose. The Corporation may from time to time enter into and perform one or

Proxy Statement 2013 - Cablevision

more contracts, agreements, arrangements or transactions (or amendments, modifications or supplements thereto) with an Other Entity. To the fullest extent permitted by law, no such contract, agreement, arrangement or transaction (nor any such amendments, modifications or supplements), nor the performance thereof by the Corporation or an Other Entity, shall be considered contrary to any fiduciary duty owed to the Corporation (or to any stockholder of the Corporation) by any director or officer of the Corporation who is an Overlap Person. To the fullest extent permitted by law, no director or officer of the Corporation who is an Overlap Person thereof shall have or be under any fiduciary duty to the Corporation (or to any stockholder of the Corporation) to refrain from acting on behalf of the Corporation or an Other Entity, in respect of any such contract, agreement, arrangement or transaction or performing any such contract, agreement, arrangement or transaction in accordance with its terms and each such director or officer of the Corporation who is an Overlap Person shall be deemed to have acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Corporation, and shall be deemed not to have breached his or her duties of loyalty to the Corporation or any of its stockholders, and not to have derived an improper personal benefit therefrom.

No alteration, amendment or repeal of, or adoption of any provision inconsistent with, any provision of the Overlap Policy will have any effect upon (a) any agreement between the Corporation and any Other Entity thereof, that was entered into before the time of such alteration, amendment or repeal or adoption of any such inconsistent provision (the “Amendment Time”), or any transaction entered into in connection with the performance of any such agreement, whether such transaction is entered into before or after the Amendment Time, (b) any transaction entered into between the Corporation and any Other Entity, before the Amendment Time, (c) the allocation of any business opportunity between the Corporation and any Other Entity before the Amendment Time, or (d) any duty or obligation owed by any director or officer of the Corporation (or the absence of any such duty or obligation) with respect to any Potential Business Opportunity which such director or officer was offered, or of which such director or officer otherwise became aware, before the Amendment Time (regardless of whether any proceeding relating to any of the above is commenced before or after the Amendment Time).

Certain Other Transactions

Patrick F. Dolan, a director of the Company and the President of News 12 Networks of the Company, earned a base salary of $308,654 and a bonus of $175,000 in 2012. The bonus was paid in 2013. Patrick F. Dolan is the son of Charles F. Dolan, the brother of James L. Dolan, Kathleen M. Dolan, Patrick F. Dolan, Deborah Dolan-Sweeney, Marianne Dolan Weber and the brother-in-law of Kristin A. Dolan and Brian G. Sweeney.

Brian G. Sweeney, a director of the Company and the Company’s Senior Executive Vice President, Strategy and Chief of Staff, earned a base salary of $710,469 and a bonus of $315,000 in 2012. The bonus was paid in 2013. Mr. Sweeney is the son-in-law of Charles F. Dolan, the spouse of Deborah Dolan-Sweeney and the brother-in-law of James L. Dolan, Kathleen M. Dolan, Kristin A. Dolan, Patrick F. Dolan, Thomas C. Dolan and Marianne Dolan Weber.

Proxy Statement 2013 - Cablevision

Thomas C. Dolan, a director of the Company and Executive Vice President, Strategy and Development — Office of the Chairman earned a base salary of $811,538 and a bonus of $487,000 in 2012. The bonus was paid in 2013. Thomas C. Dolan is the son of Charles F. Dolan, the brother of James L. Dolan, Kathleen M. Dolan, Patrick F. Dolan, Deborah Dolan-Sweeney, Marianne Dolan Weber and the brother-in-law of Kristin A. Dolan and Brian G. Sweeney.

On April 15, 2011, Thomas C. Dolan filed a lawsuit against Cablevision and its wholly-owned subsidiary, Rainbow Media Holdings LLC, in New York Supreme Court. The lawsuit raises compensation-related claims (seeking approximately $11 million) related to events in 2005. The matter is being handled under the direction of an independent committee of the Board of Directors of the Company.

Rosemary E. Aigner is employed by the Company as a coordinator. Ms. Aigner is the mother of Kristin A. Dolan and the mother-in-law of James L. Dolan. She earned a base salary (including overtime) of $124,438 and a bonus of $3,567 in 2012.

Kristin A. Dolan is a director and President, Optimum Services of the Company. Ms. Dolan earned a base salary of $573,923 and a bonus of $372,000 in 2012. The bonus was paid in 2013. Kristin A. Dolan is the daughter-in-law of Charles F. Dolan, the spouse of James L. Dolan and the sister-in-law of Kathleen M. Dolan, Patrick F. Dolan, Thomas C. Dolan, Brian G. Sweeney, Deborah Dolan-Sweeney and Marianne Dolan Weber.

Edward C. Atwood, is a director and a Vice President — Multimedia Services of the Company, earned a base salary of $268,067 and a bonus of $73,000 in 2012. The bonus was paid in 2013. Mr. Atwood is the brother-in-law of Charles F. Dolan and the uncle of James L. Dolan, Kathleen M. Dolan, Patrick F. Dolan, Deborah Dolan-Sweeney, Thomas C. Dolan and Marianne Dolan Weber.

Each of Patrick F. Dolan, Thomas C. Dolan, Brian G. Sweeney, Kristin A. Dolan and Edward C. Atwood also received long-term incentive awards in amounts equivalent to award amounts granted to other employees in similarly situated positions.

In November 2006, the Company entered into a time sharing agreement with each of Messrs. Charles F. Dolan and James L. Dolan pursuant to which they may lease an aircraft from the Company for their personal use. The agreements provide for reimbursement to the Company for such usage at the maximum amount the Company legally may charge under Part 91 of the Federal Aviation Regulations (the “FAA Maximum Rate”). In 2012, Messrs. Charles F. Dolan and James L. Dolan paid the Company $276,845 and $119,405, respectively, for the use of the aircraft under these agreements. Messrs. Charles F. Dolan and James L. Dolan were imputed income for tax purposes related to certain personal flights where Standard Industry Fare Level rates published by the IRS exceeded the time share reimbursement.

In March 2011, the Company entered into a time sharing agreement with Mr. Gregg G. Seibert pursuant to which he may lease an aircraft from the Company for his personal use. In

Proxy Statement 2013 - Cablevision

February 2012, the Company entered into a time sharing agreement with Mr. David G. Ellen pursuant to which he may lease an aircraft from the Company for his personal use. The agreements each provide for reimbursement to the Company for such usage at a rate no greater than the FAA Maximum Rate. In addition, each of Messrs. Seibert and Ellen are permitted to use for personal travel certain aircraft operated by entities controlled by Mr. Charles F. Dolan or other members of the Dolan family with reimbursement for such usage at a rate no greater than the FAA Maximum Rate.

The Company has time sharing agreements with an entity owned by Mr. Charles F. Dolan pursuant to which that entity may use helicopters owned by the Company and reimburses the Company for the usage at the FAA Maximum Rate. That entity paid the Company $6,309 for usage of the helicopters in 2012. The Company has an aircraft lease agreement with an entity owned by Mr. Patrick F. Dolan pursuant to which the Company may lease a helicopter owned by that entity and two aircraft lease agreements with entities owned by Messrs. Charles F. Dolan and Patrick F. Dolan pursuant to which the Company may lease aircraft owned by each such entity, in each case at a fixed hourly cost for Company usage, if any. The Company paid $47,506 in 2012 for use of these aircraft. Under aircraft management agreements, the Company also provides aircraft management services for those aircraft for a monthly management fee and reimbursement of certain costs and expenses. The entities paid the Company $20,971 and $172,935, respectively, for management of the aircraft in 2012. The Company leases excess hangar space to an entity owned by Mr. Charles F. Dolan for a monthly fee. That entity paid the Company $14,099 for lease of the hangar space and certain other costs and expenses in 2012.

In July 2009, an entity owned by Mr. Charles F. Dolan entered into a time sharing agreement with the Company pursuant to which the Company may lease a Gulfstream IV from the Dolan entity for its use. The agreement provides for reimbursement to the Dolan entity for such usage at a rate no greater than the FAA Maximum Rate. In February 2011, the parties replaced the time sharing agreement with a dry lease agreement pursuant to which the Company may lease the Gulfstream IV at the same reimbursement rate set forth in the prior agreement. The Company paid $67,896 in 2012 for usage of this aircraft. In connection with this aircraft, the Dolan entity has an aircraft support services agreement with the Company whereby the Company provides aircraft support services for such aircraft for a monthly fee and reimbursement of certain costs and expenses. The Dolan entity paid the Company $805,899 in 2012 for management of this aircraft.

Certain cable television programming content is produced for a subsidiary of the Company by a production company, which is owned by members of the Dolan family, including Messrs. Charles F. Dolan and James L. Dolan. The Company paid the production company $2,489,983 for its services in 2012.

In addition to the services described above, from time to time, certain other services, including employee services, of the Company are made available to members of the Dolan family and to entities owned by members of the Dolan family. It is the Company’s policy to receive reimbursement for the costs of these services.

Proxy Statement 2013 - Cablevision

Conflicts of Interest

Mr. Charles F. Dolan and certain other principal officers of the Company and various affiliates of the Company are subject to certain conflicts of interest. These conflicts include, but are not limited to, the following:

Business Opportunities. Mr. Charles F. Dolan may from time to time be presented with business opportunities, which would be suitable for the Company and affiliates of the Company in which Mr. Dolan and his family have varying interests. Mr. Dolan has agreed that he will own and operate cable television systems only through the Company, except for cable television systems which the Company elects not to acquire under its right of first refusal. Mr. Dolan will offer to the Company the opportunity to acquire or invest in any cable television system or franchise therefore or interest therein that is offered or available to him or certain Dolan family interests. If a majority of the members of the Board, who are not employees of the Company or any of its affiliates (the “Independent Directors”) rejects such offer, Mr. Dolan or such family interests may acquire or invest in such cable television system or franchise therefore or interest therein individually or with others on terms no more favorable to Mr. Dolan than those offered to the Company. Mr. Dolan’s interests in companies other than the Company, may conflict with his interest in the Company.

Except for the limitations on the ownership and operation of cable television systems as described above, Mr. Dolan is not subject to any contractual limitations with respect to his other business activities and may engage in programming and other businesses related to cable television. A significant portion of Mr. Dolan’s time may be spent, from time to time, in the management of such affiliates. Mr. Dolan will devote as much of his time to the business of the Company as is reasonably required to fulfill the duties of his office. Mr. Charles F. Dolan currently devotes most all of his business time to the Company’s affairs.

In the event that Mr. Charles F. Dolan or certain Dolan family interests decides to offer (other than to certain Dolan family interests or an entity affiliated with Mr. Dolan) for sale for his, her or its account any of his, her or its ownership interests in any cable television system or franchise therefore, he, she or it will (subject to the rights of third parties existing at such time) offer such interest to the Company. Mr. Dolan or such Dolan family interests may elect to require that, if the Company accepts such offer, up to one-half of the consideration for such interests would consist of shares of Class B common stock, which shares will be valued at the prevailing market price of the Class A common stock and the remainder would consist, at the election of Mr. Dolan, of shares of Class A common stock and/or cash. If a majority of the Independent Directors rejects such offer, Mr. Dolan or such Dolan family interests may sell such interests to third parties on terms no more favorable to such third parties than those offered to the Company. Neither Mr. Charles F. Dolan nor any family interests currently owns interests in any cable television system or franchise therefore, other than through the Company. The provisions described in this paragraph are not applicable to the sale of any ownership interests in the Company. See “— Policy Concerning Certain Matters Relating to MSG and AMC.”

Proxy Statement 2013 - Cablevision

STOCK OWNERSHIP TABLE

This table shows the number and percentage of shares of the Company’s Class A common stock and the Company’s Class B common stock owned of record and beneficially as of March 28, 2013 by each director and each executive officer of the Company named in the summary compensation table. The table also shows the name, address and the number and percentage of shares owned by persons beneficially owning more than five (5%) percent of any class based upon filings made by those persons with the Securities and Exchange Commission on or prior to March 28, 2013.

Name and Address	Title of Stock Class(1)	Beneficial Ownership(1)(2)	Percent of Class	Combined Voting Power of all Classes of Stock Beneficially Owned(1)(2)
Dolan Family Group(3)	Class A common stock	8,928,685	4.2%	72.9%
340 Crossways Park Drive	Class B common stock	54,137,673	100%
Woodbury, NY 11797
Charles F. Dolan(3)(4)(5)(6)(7)(13)(28)(29)	Class A common stock	3,251,806	1.5%	43.0%
340 Crossways Park Drive	Class B common stock	32,081,005	59.3%
Woodbury, NY 11797
Helen A. Dolan(3)(4)(5)(6)(7)(13)(28)(29)	Class A common stock	3,251,806	1.5%	43.0%
340 Crossways Park Drive	Class B common stock	32,081,005	59.3%
Woodbury, NY 11797
Charles F. Dolan 2012 Grantor Retained	Class A common stock	—	*	6.8%
Annuity Trust #1C(3)(5)	Class B common stock	5,110,113	9.4%
340 Crossways Park Drive Woodbury, NY 11797
Helen A. Dolan 2012 Grantor Retained	Class A common stock	—	*	5.2%
Annuity Trust #1C(3)(7)	Class B common stock	3,940,625	7.3%
340 Crossways Park Drive Woodbury, NY 11797
GAMCO Investors, Inc.(8)	Class A common stock	16,679,959	7.8%	2.2%
One Corporate Center	Class B common stock	—	—
Rye, NY 10580
ClearBridge Advisors, LLC(9)	Class A common stock	21,157,396	9.9%	2.8%
620 8th Avenue	Class B common stock	—	—
New York, NY 10018
T. Rowe Price Associates, Inc.(10)	Class A common stock	26,282,420	12.3%	3.5%
100 East Pratt Street	Class B common stock	—	—
Baltimore, MD 21202
Paulson & Co. Inc.	Class A common stock	12,147,800	5.7%	1.6%
1251 Avenue of the Americas	Class B common stock	—	—
New York, NY 10020
The Vanguard Group, Inc.(12)	Class A common stock	11,992,153	5.6%	1.6%
Vanguard Fiduciary Trust Company 100 Vanguard Blvd.	Class B common stock	—	—
Malvern, PA 19355
Rand V. Araskog(14)(15)	Class A common stock	108,000	*	*
	Class B common stock	—	—

Proxy Statement 2013 - Cablevision

Name and Address	Title of Stock Class(1)	Beneficial Ownership(1)(2)	Percent of Class	Combined Voting Power of all Classes of Stock Beneficially Owned(1)(2)
Edward C. Atwood(13)(21)	Class A common stock	460,061	*	*
	Class B common stock	—	—
Frank J. Biondi(14)(15)	Class A common stock	8,230	*	*
	Class B common stock	—	—
Zachary W. Carter(14)(15)	Class A common stock	—	*	*
	Class B common stock	—	—
James L. Dolan(3)(13)(16)(18)(35)	Class A common stock	3,834,976	1.8%	5.5%
P.O. Box 420 Oyster Bay, NY 11771	Class B common stock	3,768,461	7.0%
Kathleen M. Dolan	Class A common stock	1,102,999	*	29.3%
(3)(14)(15)(17)(30)(31)(32)(33)(34)(35) P.O. Box 420 Oyster Bay, NY 11771	Class B common stock	21,996,041	40.6%
Kristin A. Dolan(3)(13)(16)(18)(35)	Class A common stock	3,834,976	1.8%	5.5%
P.O. Box 420 Oyster Bay, NY 11771	Class B common stock	3,768,461	7.0%
Patrick F. Dolan(3)(13)(19)(33)	Class A common stock	446,890	*	4.8%
340 Crossways Park Drive Woodbury, NY 11797	Class B common stock	3,544,063	6.5%
Thomas C. Dolan(3)(13)(20)(34)	Class A common stock	515,663	*	5.0%
340 Crossways Park Drive Woodbury, NY 11797	Class B common stock	3,707,834	6.8%
David G. Ellen(13)	Class A common stock	474,241	*	*
	Class B common stock	—	—
Thomas V. Reifenheiser(14)(15)	Class A common stock	46,000	*	*
	Class B common stock	—	—
John R. Ryan(14)(15)	Class A common stock	19,820	*	*
	Class B common stock	—	—
Victoria D. Salhus(13)	Class A common stock	172,345	*	*
	Class B common stock	—	—
Gregg G. Seibert(13)	Class A common stock	1,104,798	*	*
	Class B common stock	—	—
Brian G. Sweeney	Class A common stock	456,876	*	4.9%
(3)(13)(14)(15)(22)(23)(31) 340 Crossways Park Drive Woodbury, NY 11797	Class B common stock	3,675,924	6.8%
Deborah A. Dolan-Sweeney	Class A common stock	456,876	*	4.9%
(3)(13)(14)(15)(22)(23) (31) 340 Crossways Park Drive Woodbury, NY 11797	Class B common stock	3,675,924	6.8%
Vincent Tese(14)(15)	Class A common stock	18,977	*	*
	Class B common stock	—	—
Leonard Tow(14)(15)	Class A common stock	8,000	*	*
	Class B common stock	—	—

Proxy Statement 2013 - Cablevision

Name and Address	Title of Stock Class(1)	Beneficial Ownership(1)(2)	Percent of Class	Combined Voting Power of all Classes of Stock Beneficially Owned(1)(2)
Marianne Dolan Weber(3)(14)(15)(24)(32)	Class A common stock	212,937	*	4.8%
P.O. Box 420 Oyster Bay, NY 11771	Class B common stock	3,563,208	6.6%
All executive officers and directors as a	Class A common stock	12,424,663	5.8%	73.4%
group 22 Persons(4)(5)(6)(7)(13)(14)(16) (17)(18)(19)(20)(21)(22)(23)(24)(30) (31)(32)(33)(34)(35)	Class B common stock	54,137,673	100%
Paul J. Dolan(3)(25)(30)(35)	Class A common stock	760,838	*	9.9%
Progressive Field 2401 Ontario St.	Class B common stock	7,383,758	13.6%
Cleveland, OH 44115
Mary S. Dolan(3)(26)(31)(33)	Class A common stock	443,199	*	9.6%
300 So. Riverside Plaza, Suite 1480	Class B common stock	7,219,987	13.3%
Chicago, IL 60606
Matthew J. Dolan(3)(27)(32)(34)	Class A common stock	366,203	*	9.7%
231 Main Street Court House Annex	Class B common stock	7,271,042	13.4%
Chardon, OH 44024
Lawrence J. Dolan(3)(28)	Class A common stock	9,200	*	18.0%
Progressive Field 2401 Ontario St.	Class B common stock	13,587,319	25.1%
Cleveland, OH 44115
David M. Dolan(3)(29)	Class A common stock	1,239,459	*	18.2%
7 Glenmaro Lane	Class B common stock	13,587,319	25.1%
St. Louis, MO 63131
Charles F. Dolan Children Trust(3)(30)	Class A common stock	191,456	*	4.9%
FBO Kathleen M. Dolan P.O. Box 420 Oyster Bay, NY 11771	Class B common stock	3,675,924	6.8%
Charles F. Dolan Children Trust(3)(31)	Class A common stock	191,456	*	4.9%
FBO Deborah A. Dolan-Sweeney 340 Crossways Park Drive Woodbury, NY 11797	Class B common stock	3,675,924	6.8%
Charles F. Dolan Children Trust(3)(32)	Class A common stock	191,456	*	4.7%
FBO Marianne Dolan Weber P.O. Box 420 Oyster Bay, NY 11771	Class B common stock	3,563,208	6.6%
Charles F. Dolan Children Trust(3)(33)	Class A common stock	191,456	*	4.7%
FBO Patrick F. Dolan 340 Crossways Park Drive Woodbury, NY 11797	Class B common stock	3,544,063	6.5%
Charles F. Dolan Children Trust(3)(34)	Class A common stock	159,547	*	4.9%
FBO Thomas C. Dolan 340 Crossways Park Drive Woodbury, NY 11797	Class B common stock	3,707,834	6.8%
Charles F. Dolan Children Trust(3)(35)	Class A common stock	159,547	*	4.9%
FBO James L. Dolan P.O. Box 420 Oyster Bay, NY 11771	Class B common stock	3,707,834	6.8%

Proxy Statement 2013 - Cablevision

*	Less than 1%

(1)	Beneficial ownership of a security consists of sole or shared voting power (including the power to vote or to direct the vote) and/or sole or shared investment power (including the power to dispose or direct the disposition) with respect to the security through any contract, arrangement, understanding and relationship or otherwise. Unless indicated, beneficial ownership disclosed consists of sole voting and investment power. Beneficial ownership of Class A common stock is exclusive of the shares of Class A common stock that are issuable upon conversion of shares of Class B common stock.

(2)	Shares of Class B common stock are convertible into shares of Class A common stock at the option of the holder on a share for share basis. The holder of one share of Class A common stock has one vote per share at a meeting of our stockholders and the holder of one share of Class B common stock has 10 votes per share at a meeting of our stockholders, except in the separate elections of directors. Holders of Class A common stock have the right to elect 25% of the Board of Directors rounded up to the nearest whole director and the holders of Class B common stock have the right to elect the remaining members of the Board of Directors.

(3)

Members of the Dolan family have formed a “group” for purposes of Section 13(d) of the Securities Exchange Act of 1934. The members of this group (the “Group Members”) are: Charles F. Dolan, individually and as Trustee of the Charles F. Dolan 2012 Grantor Retained Annuity Trust #1C (the “CFD 2012 GRAT”) and the Charles F. Dolan 2009 Revocable Trust (the “CFD 2009 Trust”); Helen A. Dolan, individually and as Trustee of the Helen A. Dolan 2012 Grantor Retained Annuity Trust #1C (the “HAD 2012 GRAT”) and the Helen A. Dolan 2009 Revocable Trust (the “HAD 2009 Trust”); James L. Dolan; Thomas C. Dolan; Patrick F. Dolan; Kathleen M. Dolan, individually and as a Trustee of the Charles F. Dolan Children Trust FBO Kathleen M. Dolan, the Charles F. Dolan Children Trust FBO Deborah Dolan-Sweeney, the Charles F. Dolan Children Trust FBO Marianne Dolan Weber, the Charles F. Dolan Children Trust FBO Patrick F. Dolan, the Charles F. Dolan Children Trust FBO Thomas C. Dolan and the Charles F. Dolan Children Trust FBO James L. Dolan (hereinafter collectively referred to as the “Dolan Children Trusts” and individually, a “Dolan Children Trust”), and as sole Trustee of the Ryan Dolan 1989 Trust and the Tara Dolan 1989 Trust; Marianne Dolan Weber; Deborah A. Dolan-Sweeney; Lawrence J. Dolan, as a Trustee of the Charles F. Dolan 2009 Family Trust FBO Patrick F. Dolan, the Charles F. Dolan 2009 Family Trust FBO Thomas C. Dolan, the Charles F. Dolan 2009 Family Trust FBO James L. Dolan, the Charles F. Dolan 2009 Family Trust FBO Marianne Dolan Weber, the Charles F. Dolan 2009 Family Trust FBO Kathleen M. Dolan and the Charles F. Dolan 2009 Family Trust FBO Deborah Dolan-Sweeney (collectively, the “2009 Family Trusts” and individually, a “2009 Family Trust”) and as a Trustee of the CFD 2010 Grandchildren Trust FBO Descendants of James L. Dolan, CFD 2010 Grandchildren Trust FBO Descendants of Kathleen M. Dolan, CFD 2010 Grandchildren Trust FBO Descendants of Deborah A. Dolan-Sweeney, CFD 2010 Grandchildren Trust FBO Descendants of Marianne E. Dolan Weber and CFD 2010 Grandchildren Trust FBO Descendants of Patrick F. Dolan (collectively, the “CFD 2010 Grandchildren Trusts” and individually, a “2010 Grandchildren Trust”); David M. Dolan, as a Trustee of each of the 2009 Family Trusts and each of the CFD 2010 Grandchildren Trusts; Paul J. Dolan, as a Trustee of the Dolan Children Trusts FBO Kathleen M. Dolan and James L. Dolan; Matthew J. Dolan, as a Trustee of the Dolan Children Trusts FBO Marianne Dolan Weber and Thomas C. Dolan; Mary S. Dolan, as a Trustee of the Dolan Children Trusts FBO Deborah Dolan-Sweeney and Patrick F. Dolan; Dolan Children Trust FBO Kathleen M. Dolan; Dolan Children Trust FBO Marianne Dolan Weber; Dolan Children Trust FBO Deborah Dolan-Sweeney; Dolan Children Trust FBO James L. Dolan; Dolan Children Trust FBO Thomas C. Dolan; Dolan Children Trust FBO Patrick F. Dolan; 2009 Family Trust FBO James L. Dolan; 2009 Family Trust FBO Thomas C. Dolan; 2009 Family Trust FBO Patrick F. Dolan; 2009 Family Trust FBO Kathleen M. Dolan; 2009 Family Trust FBO Marianne Dolan Weber;

Proxy Statement 2013 - Cablevision

2009 Family Trust FBO Deborah A. Dolan-Sweeney; Ryan Dolan 1989 Trust; Tara Dolan 1989 Trust; CFD 2010 Grandchildren Trust FBO Descendants of Deborah A. Dolan-Sweeney; CFD 2010 Grandchildren Trust FBO Descendants of Kathleen M. Dolan; CFD 2010 Grandchildren Trust FBO Descendants of Marianne E. Dolan Weber; CFD 2010 Grandchildren Trust FBO Descendants of Patrick F. Dolan; CFD 2010 Grandchildren Trust FBO Descendants of James L. Dolan; CFD 2012 GRAT; and HAD 2012 GRAT. The Group Members may be deemed to beneficially own an aggregate of 63,066,358 shares of Class A common stock as a result of their beneficial ownership of (i) 8,928,685 shares of Class A common stock (including 1,159,120 shares of restricted stock and 3,967,650 shares of Class A common stock issuable upon the exercise of options granted pursuant to the Company’s Employee Stock Plan, which on March 28, 2013, were unexercised but were exercisable within a period of 60 days) and (ii) 54,137,673 shares of Class B common stock and the equal number of shares of Class A common stock issuable upon conversion thereof. Individuals who are Group Members solely in their capacity as trustees of trusts that are Group Members may be deemed to beneficially own an additional 1,733,981 shares of Class A common stock. See footnotes (4) through (7), (13) through (20), (22), (23), and (24) through (35).

(4)	Charles F. Dolan may be deemed to have (i) the sole power to vote or to direct the vote of and to dispose of or to direct the disposition of 2,062,456 shares of Class A common stock (including 153,701 shares of Class A common stock, 582,200 unvested shares of restricted stock, 1,317,800 shares of Class A common stock issuable upon exercise of options which on March 28, 2013 were unexercised but were exercisable within a period of 60 days owned personally and 8,755 shares of Class A common stock owned by the CFD 2009 Trust); 5,583,573 shares of Class B common stock and the equal number of shares of Class A common stock issuable upon conversion thereof owned by the CFD 2009 Trust and 5,110,113 shares of Class B common stock and the equal number of shares of Class A common stock issuable upon conversion thereof owned by the CFD 2012 GRAT and (ii) the shared power to vote or to direct the vote of and to dispose of or to direct the disposition of 1,189,350 shares of Class A common stock owned by the Dolan Family Foundation; 3,859,375 shares of Class B common stock and the equal number of shares of Class A common stock issuable upon conversion thereof owned by the HAD 2009 Trust; 3,940,625 shares of Class B common stock and the equal number of shares of Class A common stock issuable upon conversion thereof owned by the HAD 2012 GRAT; 9,607,337 shares of Class B common stock and the equal number of shares of Class A common stock issuable upon conversion thereof owned by the 2009 Family Trusts and 3,979,982 shares of Class B common stock and the equal number of shares of Class A common stock issuable upon conversion thereof owned by the CFD 2010 Grandchildren Trusts. Includes 9,607,337 shares of Class B common stock owned by the 2009 Family Trusts and 3,979,982 shares of Class B common stock owned by the CFD 2010 Grandchildren Trusts which Charles F. Dolan may be deemed to have the right to acquire because he has the right to substitute assets with the trust, subject to the trustees’ reasonable satisfaction that the substitute assets received by the trust are of equal value to the trust property exchanged therefor. He disclaims beneficial ownership of 1,189,350 shares of Class A common stock owned by the Dolan Family Foundation; 3,859,375 shares of Class B common stock and the equal number of shares of Class A common stock issuable upon conversion thereof owned by the HAD 2009 Trust; 3,940,625 shares of Class B common stock and the equal number of shares of Class A common stock issuable upon conversion thereof owned by the HAD 2012 GRAT; 9,607,337 shares of Class B common stock and the equal number of shares of Class A common stock issuable upon conversion thereof owned by the 2009 Family Trusts and 3,979,982 shares of Class B common stock and the equal number of shares of Class A common stock issuable upon conversion thereof owned by the CFD 2010 Grandchildren Trusts. See footnotes (5), (6), (7), (13), (28), (29).

(5)	Charles F. Dolan, as trustee of the CFD 2012 GRAT, has the sole power to vote and to dispose of 5,110,113 shares of Class B common stock and the equal number of shares of Class A common stock issuable upon conversion thereof owned by the CFD 2012 GRAT.

Proxy Statement 2013 - Cablevision

(6)	Helen A. Dolan may be deemed to have (i) the sole power to vote or to direct the vote of and to dispose of or to direct the disposition of 7,800,000 shares of Class B common stock and the equal number of shares of Class A common stock issuable upon conversion thereof (including 3,859,375 shares of Class B common stock and the equal number of shares of Class A common stock issuable upon conversion thereof owned by the HAD 2009 Trust and 3,940,625 shares of Class B common stock and the equal number of shares of Class A common stock issuable upon conversion thereof owned by the HAD 2012 GRAT) and (ii) the shared power to vote or to direct the vote of and to dispose of or to direct the disposition of 1,189,350 shares of Class A common stock owned by the Dolan Family Foundation; an aggregate of 2,062,456 shares of Class A common stock (including 153,701 shares of Class A common stock, 582,200 unvested shares of restricted stock, 1,317,800 shares of Class A common stock issuable upon exercise of options which on March 28, 2013 were unexercised but were exercisable within a period of 60 days owned personally by her spouse, Charles F. Dolan and 8,755 shares of Class A common stock owned by the CFD 2009 Trust); 5,583,573 shares of Class B common stock and the equal number of shares of Class A common stock issuable upon conversion thereof owned by the CFD 2009 Trust; 5,110,113 shares of Class B common stock and the equal number of shares of Class A common stock issuable upon conversion thereof owned by the CFD 2012 GRAT; 9,607,337 shares of Class B common stock and the equal number of shares of Class A common stock issuable upon conversion thereof owned by the 2009 Family Trusts and 3,979,982 shares of Class B common stock and the equal number of shares of Class A common stock issuable upon conversion thereof owned by the CFD 2010 Grandchildren Trusts. Includes 9,607,337 shares of Class B common stock owned by the 2009 Family Trusts and 3,979,982 shares of Class B common stock owned by the CFD 2010 Grandchildren Trusts which Helen A. Dolan’s spouse, Charles F. Dolan, may be deemed to have the right to acquire because he has the right to substitute assets with the trust, subject to the trustees’ reasonable satisfaction that the substitute assets received by the trust are of equal value to the trust property exchanged therefor. She disclaims beneficial ownership of 1,189,350 shares of Class A common stock owned of the Dolan Family Foundation; an aggregate of 2,062,456 shares of Class A common stock (including 153,701 shares of Class A common stock, 582,200 unvested shares of restricted stock, 1,317,800 shares of Class A common stock issuable upon exercise of options which on March 28, 2013 were unexercised but were exercisable within a period of 60 days owned personally by her spouse and 8,755 shares of Class A common stock owned by the CFD 2009 Trust); 5,583,573 shares of Class B common stock and the equal number of shares of Class A common stock issuable upon conversion thereof owned by the CFD 2009 Trust; 5,110,113 shares of Class B common stock and the equal number of shares of Class A common stock issuable upon conversion thereof owned by the CFD 2012 GRAT; 9,607,337 shares of Class B common stock and the equal number of shares of Class A common stock issuable upon conversion thereof owned by the 2009 Family Trusts and 3,979,982 shares of Class B common stock and the equal number of shares of Class A common stock issuable upon conversion thereof owned by the CFD 2010 Grandchildren Trusts. See footnotes (5), (6), (7), (13), (28), (29).

(7)	Helen A. Dolan, as trustee of the HAD 2012 GRAT, has the sole power to vote and to dispose of 3,940,625 shares of Class B common stock and the equal number of shares of Class A common stock issuable upon conversion thereof owned by the HAD 2012 GRAT.

(8)	The Company has been informed that certain operating subsidiaries of GAMCO Investors, Inc. beneficially owned, or exercised investment discretion over various institutional accounts which held an aggregate of 16,679,959 shares of Class A common stock as of December 14, 2012.

(9)	The Company has been informed that ClearBridge Advisors, LLC, an investment advisor, beneficially owned and had sole dispositive power over 21,157,396 shares of Class A common stock and sole voting power over 20,744,278 shares of Class A common stock as of February 28, 2013.

Proxy Statement 2013 - Cablevision

(10)	The Company has been informed that T. Rowe Price Associates, Inc. (“Price Associates”) beneficially owned 26,282,420 shares of Class A common stock and sole voting power over 7,126,550 shares of Class A common stock and sole dispositive power over 26,206,320 shares of Class A common stock as of December 31, 2012. These securities are owned by various individual and institutional investors, which Price Associates serves as investment advisor with power to direct investments and/or sole power to vote the securities. For purposes of the reporting requirements of the Securities Exchange Act of 1934, Price Associates is deemed to be a beneficial owner of such securities; however, Price Associates expressly disclaims that it is, in fact, the beneficial owner of such securities.

(11)	The Company has been informed that Paulson & Co. Inc. (“Paulson”), an investment advisor, beneficially owned 12,147,800 shares of Class A common stock and sole voting power and sole dispositive power over 12,147,800 shares of Class A common stock as of December 31, 2012. Its affiliates furnish investment advice to and manage onshore and offshore investment funds and separate managed accounts (such investment funds and accounts, the “Funds”). In its role as investment advisor, or manager, Paulson possesses voting and/or investment power over the securities that are owned by the Funds. All securities are owned by the Funds. Paulson disclaims beneficial ownership of such securities.

(12)	The Company has been informed that The Vanguard Group, Inc., an investment advisor, beneficially owned 11,992,153 shares of Class A common stock and sole voting power over 366,165 shares of Class A common stock, shared dispositive power over 345,165 shares of Class A common stock and sole dispositive power over 11,646,988 shares of Class A common stock as of December 31, 2012.

(13)	Includes shares of Class A common stock issuable upon the exercise of options granted pursuant to the Company’s 2006 Employee Stock Plan and predecessor plans, which on March 28, 2013, were unexercised but were exercisable within a period of 60 days. These amounts include the following number of shares of Class A common stock for the following individuals: Mr. Atwood 4,000; Mr. Charles F. Dolan 1,317,800; Mr. James L. Dolan 2,385,400; Ms. Kristin A. Dolan 33,900; Mr. Patrick F. Dolan 59,900; Mr. Thomas C. Dolan 99,750; Mr. David G. Ellen 224,450; Ms. Victoria D. Salhus 57,400; Mr. Seibert 621,950 and Mr. Sweeney 62,900; all executive officers and directors as a group 4,978,350.

(14)	Includes shares of Class A common stock issuable upon the exercise of options granted pursuant to the Company’s 2006 Stock Plan for Non-Employee Directors and predecessor plans, which on March 28, 2013, were unexercised but were exercisable within a period of 60 days. These amounts include the following number of shares of Class A common stock for the following individuals: Mr. Araskog, 0; Mr. Biondi; 8,000; Mr. Carter, 0; Ms. Kathleen M. Dolan, 0; Ms. Deborah Dolan-Sweeney, 0; Mr. Reifenheiser, 8,000; Mr. Ryan, 16,000; Mr. Tese, 16,000; Dr. Tow, 8,000 and Ms. Dolan Weber, 8,000.

(15)	Does not include restricted stock units granted under the Company’s 2006 Stock Plan for Non-Employee Directors and predecessor plans. These amounts include the following number of restricted stock units for the following individuals: Mr. Araskog, 34,484; Mr. Biondi; 34,484; Mr. Carter, 30,921; Ms. Kathleen M. Dolan, 27,846; Ms. Deborah Dolan-Sweeney, 23,614; Mr. Reifenheiser, 38,233; Mr. Ryan, 38,233; Mr. Tese, 38,233; Dr. Tow, 34,484 and Ms. Dolan Weber, 34,484.

(16)

James L. Dolan may be deemed to have (i) the sole power to vote or to direct the vote of and to dispose of or to direct the disposition of 3,526,803 shares of Class A common stock (including 814,403 shares of Class A common stock, 327,000 unvested shares of restricted stock and 2,385,400 shares of Class A common stock issuable upon exercise of options which on March 28, 2013 were unexercised but were

Proxy Statement 2013 - Cablevision

exercisable within a period of 60 days) owned personally; 60,627 shares of Class B common stock and the equal number of shares of Class A common stock issuable upon conversion thereof owned personally and an aggregate of 7,700 shares of Class A common stock held as custodian for one or more of his children; (ii) the shared power to vote or to direct the vote of and to dispose of or to direct the disposition of 122,126 shares of Class A common stock (including 22,641 shares of Class A common stock; 63,820 unvested shares of restricted stock, 33,900 shares of Class A common stock issuable upon exercise of options which on March 28, 2013 were unexercised but were exercisable within a period of 60 days and 1,765 shares of Class A common stock held in the Cablevision 401(k) Savings Plan’s Cablevision Stock Fund) owned personally by his spouse, Kristin A. Dolan; 5,000 shares of Class A common stock owned jointly with his spouse; 13,800 shares of Class A common stock owned by members of his household; 159,547 shares of Class A common stock and 3,707,834 shares of Class B common stock and the equal number of shares of Class A common stock issuable upon conversion thereof owned by the Dolan Children Trust for his benefit. He disclaims beneficial ownership of an aggregate of 7,700 shares of Class A common stock held as custodian for one or more minor children; 13,800 shares of Class A common stock owned by members of his household; 122,126 shares of Class A common stock (including 22,641 shares of Class A common stock, 63,820 unvested shares of restricted stock, 33,900 shares of Class A common stock issuable upon exercise of options which on March 28, 2013 were unexercised but were exercisable within a period of 60 days and 1,765 shares of Class A common stock held in the Cablevision 401(k) Savings Plan’s Cablevision Stock Fund) owned personally by his spouse and 159,547 shares of Class A common stock and 3,707,834 shares of Class B common stock and the equal number of shares of Class A common stock issuable upon conversion-thereof owned by the Dolan Children Trust for his benefit.

(17)	Kathleen M. Dolan may be deemed to have (i) the sole power to vote or to direct the vote of and to dispose of or to direct the disposition of 8,881 shares of Class A common stock owned personally; an aggregate of 9,200 shares of Class A common stock held as custodian for one or more minor children and an aggregate of 121,254 shares of Class B common stock and the equal number of shares of Class A common stock issuable upon conversion thereof owned by the Ryan Dolan 1989 Trust and the Tara Dolan 1989 Trust for which she serves as trustee and (ii) the shared power to vote or to direct the vote of and to dispose of or to direct the disposition of an aggregate of 1,084,918 shares of Class A common stock owned by the Dolan Children Trusts (of which 191,456 shares are held for her benefit) and an aggregate of 21,874,787 shares of Class B common stock and the equal number of shares of Class A common stock issuable upon conversion thereof owned by the Dolan Children Trusts (of which 3,675,924 shares are held for her benefit) and for which she serves as co-trustee. She disclaims beneficial ownership of an aggregate of 9,200 shares of Class A common stock held as custodian for one or more minor children; an aggregate of 121,254 shares of Class B common stock and the equal number of shares of Class A common stock issuable upon conversion thereof owned by the Ryan Dolan 1989 Trust and the Tara Dolan 1989 Trust for which she serves as trustee; an aggregate of 1,084,918 shares of Class A common stock owned by the Dolan Children Trusts (of which 191,456 shares are held for her benefit) and an aggregate of 21,874,787 shares of Class B common stock and the equal number of shares of Class A common stock issuable upon conversion thereof owned by the Dolan Children Trusts (of which 3,675,924 shares are held for her benefit) and for which she serves as co-trustee.

(18)

Kristin A. Dolan may be deemed to have (i) the sole power to vote or to direct the vote of and to dispose of or to direct the disposition of 122,126 shares of Class A common stock (including 22,641 shares of Class A common stock; 63,820 unvested shares of restricted stock, 33,900 shares of Class A common stock issuable upon exercise of options which on March 28, 2013 were unexercised but were exercisable within a period of 60 days and 1,765 shares of Class A common stock held in the Cablevision 401(k) Savings Plan’s Cablevision Stock Fund) owned personally and (ii) the shared power to vote or to direct the vote of and to dispose of or to direct the disposition of an aggregate of

Proxy Statement 2013 - Cablevision

3,526,803 shares of Class A common stock (including 814,403 shares of Class A common stock, 327,000 unvested shares of restricted stock and 2,385,400 shares of Class A common stock issuable upon exercise of options which on March 28, 2013 were unexercised but were exercisable within a period of 60 days) owned personally by her spouse, James L. Dolan; 60,627 shares of Class B common stock and the equal number of shares of Class A common stock issuable upon conversion thereof owned personally by her spouse; 5,000 shares of Class A common stock owned jointly with her spouse; an aggregate of 7,700 shares of Class A common stock held by her spouse as custodian for one or more minor children; 13,800 shares of Class A common stock owned by members of her household; 159,547 shares of Class A common stock and 3,707,834 shares of Class B common stock and the equal number of shares of Class A common stock issuable upon conversion thereof owned by the Dolan Children Trust for the benefit of her spouse. She disclaims beneficial ownership of an aggregate of 7,700 shares of Class A common stock held by her spouse as custodian for one or more minor children; 13,800 shares of Class A common stock owned by members of her household; 3,526,803 shares of Class A common stock (including 814,403 shares of Class A common stock, 327,000 unvested shares of restricted stock and 2,385,400 shares of Class A common stock issuable upon exercise of options which on March 28, 2013 were unexercised but were exercisable within a period of 60 days) owned personally by her spouse; 60,627 shares of Class B common stock and the equal number of shares of Class A common stock issuable upon conversion thereof owned personally by her spouse and 159,547 shares of Class A common stock and 3,707,834 shares of Class B common stock and the equal number of shares of Class A common stock issuable upon conversion thereof owned by the Dolan Children Trust for the benefit of her spouse.

(19)	Patrick F. Dolan may be deemed to have (i) the sole power to vote or to direct the vote of and to dispose of or to direct the disposition of 236,034 shares of Class A common stock (including 127,934 shares of Class A common stock, 48,200 unvested shares of restricted stock and 59,900 shares of Class A common stock issuable upon exercise of options which on March 28, 2013 were unexercised but were exercisable within a period of 60 days) owned personally and (ii) the shared power to vote or to direct the vote of and to dispose of or to direct the disposition of 5,000 shares of Class A common stock owned jointly with his spouse; 2,100 shares of Class A common stock owned personally by his spouse; 9,200 shares of Class A common stock owned by members of his household; 3,100 shares owned by the Daniel P. Mucci Trust (the “Mucci Trust”) for which he serves as co-trustee and 191,456 shares of Class A common stock owned by the Dolan Children Trust for his benefit and 3,544,063 shares of Class B common stock and the equal number of shares of Class A common stock issuable upon conversion thereof owned by the Dolan Children Trust for his benefit. He disclaims beneficial ownership of 2,100 shares of Class A common stock owned personally by his spouse; 9,200 shares of Class A common stock owned by members of his household; 3,100 shares of Class A common stock held by the Mucci Trust and 191,456 shares of Class A common stock and 3,544,063 shares of Class B common stock and the equal number of shares of Class A common stock issuable upon conversion thereof owned by the Dolan Children Trust for his benefit.

(20)	Thomas C. Dolan may be deemed to have (i) the sole power to vote or to direct the vote of and to dispose of or to direct the disposition of 356,116 shares of Class A common stock (including 175,166 shares of Class A common stock, 81,200 unvested shares of restricted stock and 99,750 shares of Class A common stock issuable upon exercise of options which on March 28, 2013 were unexercised but were exercisable within a period of 60 days) owned personally and (ii) the shared power to vote or to direct the vote of and to dispose of or to direct the disposition of 159,547 shares of Class A common stock and 3,707,834 shares of Class B common stock and the equal number of shares of Class A common stock issuable upon conversion thereof owned by the Dolan Children Trust for his benefit. He disclaims beneficial ownership of 159,547 shares of Class A common stock and 3,707,834 shares of Class B common stock and the equal number of shares of Class A common stock issuable upon conversion thereof owned by the Dolan Children Trust for his benefit.

Proxy Statement 2013 - Cablevision

(21)	Edward C. Atwood may be deemed to have (i) the sole power to vote or to direct the vote of and to dispose of or to direct the disposition of 14,680 shares of Class A common stock (including 3,370 shares of Class A common stock, 7,310 unvested shares of restricted stock and 4,000 shares of Class A common stock issuable upon exercise of options which on March 28, 2013 were unexercised but were exercisable within a period of 60 days) owned personally and (ii) the shared power to vote or to direct the vote of and to dispose of or to direct the disposition of an aggregate of 445,381 shares of Class A common stock (including 79,611 shares of Class A common stock owned jointly with his spouse and 365,770 shares of Class A common stock owned by the CFD Trust No. 10 for the benefit of his spouse). He disclaims beneficial ownership of 365,770 shares of Class A common stock owned by the CFD Trust No. 10 for the benefit of his spouse.

(22)	Brian G. Sweeney may be deemed to have (i) the sole power to vote or to direct the vote of and to dispose of or to direct the disposition of 224,489 shares of Class A common stock (including 104,889 shares of Class A common stock, 56,700 unvested shares of restricted stock and 62,900 shares of Class A common stock issuable upon exercise of options which on March 28, 2013 were unexercised but were exercisable within a period of 60 days) owned personally and (ii) the shared power to vote or to direct the vote of and to dispose of or to direct the disposition of 8,881 shares of Class A common stock owned personally by his spouse, Deborah A. Dolan-Sweeney; an aggregate of 32,050 shares Class A common stock held in trusts for his children for which he serves as co-trustee and 191,456 shares of Class A common stock and 3,675,924 shares of Class B common stock and the equal number of shares of Class A common stock issuable upon conversion thereof owned by the Dolan Children Trust for the benefit of his spouse. He disclaims beneficial ownership of the 8,881 shares of Class A common stock owned personally by his spouse; an aggregate of 32,050 shares of Class A common stock held in trusts for his children for which he serves as co-trustee and 191,456 shares of Class A common stock and 3,675,924 shares of Class B common stock and the equal number of shares of Class A common stock issuable upon conversion thereof owned by the Dolan Children Trust for the benefit of his spouse.

(23)	Deborah A. Dolan-Sweeney may be deemed to have (i) the sole power to vote or to direct the vote of and to dispose of or to direct the disposition of 8,881 shares of Class A common stock owned personally and (ii) the shared power to vote or to direct the vote of and to dispose of or to direct the disposition of 224,489 shares of Class A common stock (including 104,889 shares of Class A common stock, 56,700 unvested shares of restricted stock and 62,900 shares of Class A common stock issuable upon exercise of options which on March 28, 2013 were unexercised but were exercisable within a period of 60 days) owned personally by her spouse, Brian G. Sweeney; an aggregate of 32,050 shares of Class A common stock held in trusts for her children for which her spouse serves as co-trustee and 191,456 shares of Class A common stock and 3,675,924 shares of Class B common stock and the equal number of shares of Class A common stock issuable upon conversion thereof owned by the Dolan Children Trust for her benefit. She disclaims beneficial ownership of 224,489 shares of Class A common stock (including 104,889 shares of Class A common stock, 56,700 unvested shares of restricted stock and 62,900 shares of Class A common stock issuable upon exercise of options which on March 28, 2013 were unexercised but were exercisable within a period of 60 days) owned personally by her spouse; an aggregate of 32,050 shares of Class A common stock held in trusts for her children for which her spouse serves as co-trustee and 191,456 shares of Class A common stock and 3,675,924 shares of Class B common stock and the equal number of shares of Class A common stock issuable upon conversion thereof owned by the Dolan Children Trust for her benefit.

(24)

Marianne Dolan Weber may be deemed to have (i) the sole power to vote or to direct the vote of and to dispose of or to direct the disposition of 16,881 shares of Class A common stock (including 8,881 shares of Class A common stock and 8,000 shares of Class A common stock issuable upon exercise of

Proxy Statement 2013 - Cablevision

options which on March 28, 2013 were unexercised but were exercisable within a period of 60 days) owned personally and (ii) the shared power to vote or to direct the vote of and to dispose of or to direct the disposition of 4,600 shares of Class A common stock owned by members of her household and 191,456 shares of Class A common stock and 3,563,208 shares of Class B common stock and the equal number of shares of Class A common stock issuable upon conversion thereof owned by the Dolan Children Trust for her benefit. She disclaims beneficial ownership of 4,600 shares of Class A common stock owned by members of her household and 191,456 shares of Class A common stock and 3,563,208 shares of Class B common stock and the equal number of shares of Class A common stock issuable upon conversion thereof owned by the Dolan Children Trust for her benefit.

(25)	Paul J. Dolan may be deemed to have (i) the sole power to vote or to direct the vote of and to dispose of or to direct the disposition of 386,206 shares of Class A common stock (including 20,436 shares of Class A common stock held as custodian for one or more minor children and 365,770 shares of Class A common stock owned by the CFD Trust No. 10) and (ii) the shared power to vote or to direct the vote of and to dispose of or to direct the disposition of 23,629 shares of Class A common stock owned jointly with his spouse and an aggregate of 351,003 shares of Class A common stock and 7,383,758 shares of Class B common stock and the equal number of shares of Class A common stock issuable upon conversion thereof owned by the Dolan Children Trusts for the benefit of Kathleen M. Dolan and James L. Dolan. He disclaims beneficial ownership of an aggregate of 20,436 shares of Class A common stock held as custodian for one or more minor children; 365,770 shares of Class A common stock owned by the CFD Trust No. 10 and an aggregate of 351,003 shares of Class A common stock and 7,383,758 shares of Class B common stock and the equal number of shares of Class A common stock issuable upon conversion thereof owned by the Dolan Children Trusts for the benefit of Kathleen M. Dolan and James L. Dolan.

(26)	Mary S. Dolan may be deemed to have (i) the sole power to vote or to direct the vote and to dispose of or to direct the disposition of 27,250 shares of Class A common stock held as custodian for one or more minor children and (ii) the shared power to vote or to direct the vote of and to dispose of or to direct the disposition of 33,037 shares of Class A common stock owned jointly with her spouse; an aggregate of 382,912 shares of Class A common stock and 7,219,987 shares of Class B common stock and the equal number of shares of Class A common stock issuable upon conversion thereof owned by the Dolan Children Trusts for the benefit of Deborah Dolan-Sweeney and Patrick F. Dolan. She disclaims beneficial ownership of 27,250 shares of Class A common stock held as custodian for one or more minor children; an aggregate of 382,912 shares of Class A common stock and 7,219,987 shares of Class B common stock and the equal number of shares of Class A common stock issuable upon conversion thereof owned by the Dolan Children Trusts for the benefit of Deborah Dolan-Sweeney and Patrick F. Dolan.

(27)	Matthew J. Dolan may be deemed to have (i) the sole power to vote or to direct the vote of and to dispose of or to direct the disposition of 6,300 shares of Class A common stock owned personally and 5,550 shares of Class A common stock held as custodian for his child and (ii) the shared power to vote or to direct the vote of and to dispose of or to direct the disposition of an aggregate of 2,000 shares of Class A common stock owned of record with his spouse; 1,350 shares of Class A common stock held by his spouse as custodian for a minor child; 351,003 shares of Class A common stock and 7,271,042 shares of Class B common stock and the equal number of shares of Class A common stock issuable upon conversion thereof owned by the Dolan Children Trusts for the benefit of Marianne Dolan Weber and Thomas C. Dolan. He disclaims beneficial ownership of 5,550 shares of Class A common stock held as custodian for his child; 1,350 shares of Class A common stock held by his spouse as custodian for a minor child and an aggregate of 351,003 shares of Class A common stock and 7,271,042 shares of Class B common stock and the equal number of shares of Class A common stock issuable upon conversion thereof owned by the Dolan Children Trusts for the benefit of Marianne Dolan Weber and Thomas C. Dolan.

Proxy Statement 2013 - Cablevision

(28)	Lawrence J. Dolan may be deemed to have the shared power to vote or to direct the vote of and to dispose of or to direct the disposition of 9,200 shares of Class A common stock owned jointly with his spouse; an aggregate of 9,607,337 shares of Class B common stock and the equal number of shares of Class A common stock issuable upon conversion thereof owned by the 2009 Family Trusts and an aggregate of 3,979,982 shares of Class B common stock and the equal number of shares of Class A common stock issuable upon conversion thereof owned by the CFD 2010 Grandchildren Trusts. He disclaims beneficial ownership of an aggregate of 9,607,337 shares of Class B common stock and the equal number of shares of Class A common stock issuable upon conversion thereof owned by the 2009 Family Trusts and an aggregate of 3,979,982 shares of Class B common stock and the equal number of shares of Class A common stock issuable upon conversion thereof owned by the CFD 2010 Grandchildren Trusts.

(29)	David M. Dolan may be deemed to have (i) the sole power to vote or to direct the vote of and to dispose of or to direct the disposition of 1,206,209 shares of Class A common stock (including 9,386 shares of Class A common stock owned by the David M. Dolan Revocable Trust and 1,196,823 shares of Class A common stock owned by the Charles F. Dolan Charitable Remainder Trust) and (ii) the shared power to vote or to direct the vote of and to dispose of or to direct the disposition of 33,250 shares of Class A common stock (including 9,200 shares of Class A common stock owned jointly with his spouse; 21,000 shares of Class A common stock owned by the Ann H. Dolan Revocable Trust; 3,050 shares of Class A common stock held by his spouse as custodian for a minor child) and 13,587,319 shares of Class B common stock (including an aggregate of 9,607,337 shares of Class B common stock and the equal number of shares of Class A common stock issuable upon conversion thereof owned by the 2009 Family Trusts and an aggregate of 3,979,982 shares of Class B common stock and the equal number of shares of Class A common stock issuable upon conversion thereof owned by the CFD 2010 Grandchildren Trusts). He disclaims beneficial ownership of 1,196,823 shares of Class A common stock owned by the Charles F. Dolan Charitable Remainder Trust; 21,000 shares of Class A common stock owned by the Ann H. Dolan Revocable Trust; 3,050 shares of Class A common stock held by his spouse as custodian for a minor child; an aggregate of 9,607,337 shares of Class B common stock and the equal number of shares of Class A common stock issuable upon conversion thereof owned by the 2009 Family Trusts and an aggregate of 3,979,982 shares of Class B common stock and the equal number of shares of Class A common stock issuable upon conversion thereof owned by the CFD 2010 Grandchildren Trusts.

(30)	Kathleen M. Dolan and Paul J. Dolan serve as co-trustees and have the shared power to vote and to dispose of the 191,456 shares of Class A common stock and 3,675,924 shares of Class B common stock and the equal number of shares of Class A common stock issuable upon conversion thereof owned by the Charles F. Dolan Children Trust FBO Kathleen M. Dolan.

(31)	Kathleen M. Dolan and Mary S. Dolan serve as co-trustees and have the shared power to vote and to dispose of the 191,456 shares of Class A common stock and 3,675,924 shares of Class B common stock and the equal number of shares of Class A common stock issuable upon conversion thereof owned by the Charles F. Dolan Children Trust FBO Deborah A. Dolan-Sweeney.

(32)	Kathleen M. Dolan and Matthew J. Dolan serve as co-trustees and have the shared power to vote and to dispose of the 191,456 shares of Class A common stock and 3,563,208 shares of Class B common stock and the equal number of shares of Class A common stock issuable upon conversion thereof owned by the Charles F. Dolan Children Trust FBO Marianne Dolan-Weber.

(33)	Kathleen M. Dolan and Mary S. Dolan serve as co-trustees and have the shared power to vote and to dispose of the 191,456 shares of Class A common stock and 3,544,063 shares of Class B common stock and the equal number of shares of Class A common stock issuable upon conversion thereof owned by the Charles F. Dolan Children Trust FBO Patrick F. Dolan.

Proxy Statement 2013 - Cablevision

(34)	Kathleen M. Dolan and Matthew J. Dolan serve as co-trustees and have the shared power to vote and to dispose of the 159,547 shares of Class A common stock and 3,707,834 shares of Class B common stock and the equal number of shares of Class A common stock issuable upon conversion thereof owned by the Charles F. Dolan Children Trust FBO Thomas C. Dolan.

(35)	Kathleen M. Dolan and Paul J. Dolan serve as co-trustees and have the shared power to vote and to dispose of the 159,547 shares of Class A common stock and 3,707,834 shares of Class B common stock and the equal number of shares of Class A common stock issuable upon conversion thereof owned by the Charles F. Dolan Children Trust FBO James L. Dolan.

Charles F. Dolan, members of his family and related family entities, by virtue of their ownership of Class B common stock, are able collectively to control stockholder decisions on matters in which holders of Class A common stock and Class B common stock vote together as a class, and to elect up to 75% of the Company’s Board. In addition, Charles F. Dolan, members of the Dolan family and related family entities entered into an amended Class B Stockholders Agreement which has the effect of causing the voting power of these Class B stockholders to be cast as a block on all matters to be voted on by holders of Class B common stock.

Registration Rights. On January 13, 2010, the Company entered into a registration rights agreement (the “Dolan Registration Rights Agreement”), with Charles F. Dolan, the Chairman of the Company, and all other holders of Class B common stock (other than the Charles F. Dolan Children Trusts referred to below), the Dolan Children’s Foundation and the Dolan Family Foundation. Under this agreement, Cablevision will provide the parties to the Dolan Registration Rights Agreement (the “Dolan Parties”) (and, in certain cases, transferees and pledgees of shares of Class B common stock owned by these parties) with certain demand and piggyback registration rights with respect to their shares of Class A common stock (including those issued upon conversion of shares of Class B common stock). The Dolan Parties own approximately 32.3 million shares of Class B common stock (the “Dolan Shares”), which represent approximately 59.6% of the outstanding Class B common stock as well as approximately 9.6 million shares of Class A common stock, which represent approximately 4.5% of the outstanding Class A common stock. Such shares of Class B common stock and Class A common stock, collectively, represent approximately 15.7% of the Company’s outstanding common stock and 44% of the aggregate voting power of the Company’s outstanding common stock.

Also on January 13, 2010, the Charles F. Dolan Children Trusts (the “Children Trusts”) and the Company entered into a registration rights agreement (the “Children Trusts Registration Rights Agreement”). Under this agreement, the Company will provide the Children Trusts (and, in certain cases, transferees and pledgees of shares of Class B common stock owned by these parties) with certain demand and piggy-back registration rights with respect to their shares of Class A common stock (including those issued upon conversion of shares of Class B common stock). The Children Trusts own approximately 21.9 million shares of Class B common stock (the “Children Trust Shares”), which represent approximately 40.4 % of the outstanding Class B common stock, as well as approximately 1.1 million shares of Class A common stock, which represent approximately 0.5 % of the outstanding Class A common

Proxy Statement 2013 - Cablevision

stock. Such shares of Class B common stock and Class A common stock, collectively, represent approximately 8.6% of the Company’s common stock and 29.1% of the aggregate voting power of the Company’s outstanding common stock.

In the Children Trusts Registration Rights Agreement, each Children Trust has agreed that in the case of any sale or disposition of its shares of Class B common stock (other than to Charles F. Dolan or other Dolan family interests) by such Children Trust, or of any of the Children Trust Shares by any other Dolan family interest to which such shares of Class B common stock are transferred, such stock will be converted to Class A common stock. The Dolan Registration Rights Agreement does not include a comparable conversion obligation, and the conversion obligation in the Children Trusts Registration Rights Agreement does not apply to the Dolan Shares.

OTHER MATTERS

Section 16(a) Beneficial Ownership Reporting Compliance

Pursuant to regulations promulgated by the Securities and Exchange Commission, the Company is required to identify, based solely on a review of reports filed under Section 16(a) of the Securities Exchange Act of 1934, each person who, at any time during its fiscal year ended December 31, 2012, was a director, officer or beneficial owner of more than 10% of the Company’s Class A common stock that failed to file on a timely basis any such reports. Based on such review, the Company is aware of no such failure, except that Edward C. Atwood filed a late Form 5 reporting a gift he received in 2011 and a late amended Form 4 to report a grant of restricted shares of Company securities that was inadvertently omitted from the original Form 4.

Matters To Be Raised At The 2013 Annual Meeting Not Included In This Proxy Statement

We do not know of any matters to be acted upon at the meeting other than those discussed in this proxy statement. If any other matter is presented, proxy holders will vote on the matter in their discretion.

Under our by-laws, in order to properly bring a proposal before the annual meeting, a stockholder must give the Company notice of the proposal not less than 60, nor more than 90 days prior to the date of the meeting. If, however, less than 70 days prior notice of the meeting date is given to stockholders, stockholders may notify the Company of a proposal up until the tenth day following the announcement. Under these criteria, stockholders have until April 21, 2013, to provide the Company with notice of a matter to be brought before the 2013 annual meeting.

Proxy Statement 2013 - Cablevision

Stockholder Proposals for 2014 Annual Meeting

Stockholders who, in accordance with Rule 14a-8 of the Securities and Exchange Commission, wish to present proposals at our 2014 annual meeting and wish to have those proposals included in the proxy materials to be distributed by us in connection with our 2014 annual meeting must submit their proposals to Cablevision Systems Corporation, Corporate Secretary, 1111 Stewart Avenue, Bethpage, New York 11714 on or before December 12, 2013. Any such proposal must meet the requirements set forth in the rules and regulations of the Securities and Exchange Commission, including Rule 14a-8, in order for such proposal to be eligible for inclusion in our 2014 proxy statement.

As described above under “Matters To Be Raised At The 2013 Annual Meeting Not Included In This Proxy Statement,” in accordance with our by-laws, in order to be properly brought before the 2014 annual meeting, regardless of inclusion in our proxy statement, notice of the matter the stockholder wishes to present must be delivered to Cablevision Systems Corporation, Corporate Secretary, 1111 Stewart Avenue, Bethpage, New York 11714, not less than 60 nor more than 90 days prior to the date of the annual meeting. If, however the date of the meeting is publicly announced or disclosed less than 70 days prior to the date of the meeting, such notice must be given not more than ten days after such date is first so announced or disclosed.

Annual Report on Form 10-K

WE WILL FURNISH (UPON PAYMENT OF A REASONABLE CHARGE FOR ANY EXHIBIT REQUESTED) A COPY OF OUR ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2012, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, TO ANY STOCKHOLDER WHO REQUESTS ONE IN WRITING. Any such request should be directed to Cablevision Systems Corporation, Investor Relations, 1111 Stewart Avenue, Bethpage, New York 11714.

Victoria D. Salhus

Senior Vice President,

Deputy General Counsel

and Secretary

Bethpage, New York

April 11, 2013

1111 STEWART AVENUE BETHPAGE, NY 11714-3581

Vote by Internet or Telephone or Mail

24 Hours a Day, 7 Days a Week

Your Internet or telephone vote authorizes the named proxies to vote the shares in the same manner as if you marked, signed and returned your proxy card.

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on May 22, 2013 (May 21, 2013 for participants in the Cablevision 401(k) Savings Plan). Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE STOCKHOLDER COMMUNICATIONS

If you would like to reduce the costs incurred by CABLEVISION SYSTEMS CORPORATION in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access stockholder communications electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on May 22, 2013 (May 21, 2013 for participants in Cablevision 401(k) Savings Plan). Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign, and date your proxy card and return it in the postage-paid envelope we have provided or return it to CABLEVISION SYSTEMS CORPORATION, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

If you vote by Internet or by telephone

you do NOT need to mail back your proxy card.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M58119-P38405-Z60125	KEEP THIS PORTION FOR YOUR RECORDS

— — — —  —  — — — — — — — — — — — — — — — — — — — —  — — — — — — — — — — — — — — — — –

DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

CABLEVISION SYSTEMS CORPORATION		For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
Unless otherwise specified in the spaces provided, the undersigned’s vote is cast FOR the election of the nominees for directors listed in Proposal (1) and FOR approval of Proposal (2), below, all as more fully described in the accompanying Proxy Statement.

		☐	☐	☐

The Board of Directors recommends you vote FOR each of the following candidates:
1. Election of the following nominees as Directors:
Nominees:
01) Zachary W. Carter
02) Thomas V. Reifenheiser
03) John R. Ryan
04) Vincent Tese
05) Leonard Tow

	The Board of Directors recommends you vote FOR the following proposal:						For	Against	Abstain

	2. To ratify the appointment of KPMG LLP as independent registered public accounting firm of the Company for fiscal year 2013.						☐	☐	☐

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

Your signature should appear the same as your name appears hereon. If signing as attorney, executor, trustee or guardian, please indicate the capacity in which signing. When signing as joint tenants, all parties to the joint tenancy must sign. When a corporation gives the proxy, it should be signed by an authorized officer and the corporate seal affixed.

Signature [PLEASE SIGN WITHIN BOX]	Date				Signature (Joint Owners)	Date

Important Notice Regarding the Internet Availability of Proxy Materials for the Annual Meeting of Stockholders:
The Notice and Proxy Statement and Annual Report on Form 10-K are available at www.proxyvote.com.

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▲ FOLD AND DETACH HERE ▲	M58120-P38405-Z60125

CLASS A PROXY	CABLEVISION SYSTEMS CORPORATION

Solicited by The Board of Directors for
Annual Meeting of Stockholders, May 23, 2013

The undersigned hereby appoints GREGG G. SEIBERT, DAVID G. ELLEN and VICTORIA D. SALHUS, and each of them,

jointly and severally, proxies with full power of substitution, to vote all stock of CABLEVISION SYSTEMS CORPORATION (the “Company”) which the undersigned is entitled to vote at the Company’s Annual Meeting of Stockholders to be held at the Company’s executive offices, 1111 Stewart Avenue, Bethpage, New York, on Thursday, May 23, 2013, at 10:00 a.m., and at any adjournment or postponement thereof, hereby ratifying all that said proxies or their substitutes may do by virtue hereof, and the undersigned authorizes and instructs said proxies to vote as stated on the reverse side.

Attention participants in Cablevision 401(k) Savings Plan: If you hold shares of Cablevision NY Group Class A Common Stock through the Cablevision 401(k) Savings Plan, you should complete, sign and return this proxy card, or provide your voting instructions by telephone or internet to instruct Fidelity Management Trust Company, as Trustee to the Plan, how to vote these shares. Your voting instructions must be received no later than 11:59 p.m. EDT on May 21, 2013 so that the Trustee of the Plan (who votes the shares on behalf of Plan participants) has adequate time to tabulate the voting instructions. Your voting instructions will be kept confidential. Fidelity Management Trust Company shall not vote shares of Cablevision NY Group Class A Common Stock allocated to a Participant’s account for which it has not received instructions from the Participant. Please read the enclosed Proxy Statement for more information.

Important Notice: All meeting attendees may be asked to present a valid, government-issued photo identification card (federal, state or local), such as a driver’s license or passport, before entering the meeting. In addition, video and audio recording devices and other electronic devices will not be permitted at the meeting and attendees will be subject to security inspections.

Receipt of the Notice of said annual meeting and of the Proxy Statement and Annual Report on Form 10-K of CABLEVISION SYSTEMS CORPORATION accompanying the same is hereby acknowledged.

          (Continued and to be signed on reverse side.)

1111 STEWART AVENUE BETHPAGE, NY 11714-3581

Vote by Internet or Telephone or Mail

24 Hours a Day, 7 Days a Week

Your Internet or telephone vote authorizes the named proxies to vote the shares in the same manner as if you marked, signed and returned your proxy card.

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on May 22, 2013. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE STOCKHOLDER COMMUNICATIONS

If you would like to reduce the costs incurred by CABLEVISION SYSTEMS CORPORATION in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access stockholder communications electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on May 22, 2013. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign, and date your proxy card and return it in the postage-paid envelope we have provided or return it to CABLEVISION SYSTEMS CORPORATION, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

If you vote by Internet or by telephone

you do NOT need to mail back your proxy card.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M58121-P38405-Z60125	KEEP THIS PORTION FOR YOUR RECORDS

— — — —  —  — —  —  —  — — — — —  —  — —  —  —  — — — — —  —  — —  —  —  — — — — —  —  — —  —

DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

CABLEVISION SYSTEMS CORPORATION		For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
Unless otherwise specified in the spaces provided, the undersigned’s vote is cast FOR the election of the nominees for directors listed in Proposal (1) and FOR approval of Proposal (2), below, all as more fully described in the accompanying Proxy Statement.

		☐	☐	☐

The Board of Directors recommends you vote FOR each of the following candidates:
1. Election of the following nominees as Directors:
Nominees:
01) Rand V. Araskog	07) Kristin A. Dolan
02) Edward C. Atwood	08) Patrick F. Dolan
03) Frank J. Biondi	09) Thomas C. Dolan
04) Charles F. Dolan	10) Deborah Dolan-Sweeney
05) James L. Dolan	11) Brian G. Sweeney
06) Kathleen M. Dolan	12) Marianne Dolan Weber

	The Board of Directors recommends you vote FOR the following proposal:						For	Against	Abstain

	2. To ratify the appointment of KPMG LLP as independent registered public accounting firm of the Company for fiscal year 2013.						☐	☐	☐

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

Your signature should appear the same as your name appears hereon. If signing as attorney, executor, trustee or guardian, please indicate the capacity in which signing. When signing as joint tenants, all parties to the joint tenancy must sign. When a corporation gives the proxy, it should be signed by an authorized officer and the corporate seal affixed.

Signature [PLEASE SIGN WITHIN BOX]	Date				Signature (Joint Owners)	Date

Important Notice Regarding the Internet Availability of Proxy Materials for the Annual Meeting of Stockholders:
The Notice and Proxy Statement and Annual Report on Form 10-K are available at www.proxyvote.com.

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▲ FOLD AND DETACH HERE ▲	M58122-P38405-Z60125

CLASS B PROXY	CABLEVISION SYSTEMS CORPORATION

Solicited by The Board of Directors for
Annual Meeting of Stockholders, May 23, 2013

The undersigned hereby appoints GREGG G. SEIBERT, DAVID G. ELLEN and VICTORIA D. SALHUS,and each of them,

jointly and severally, proxies with full power of substitution, to vote all stock of CABLEVISION SYSTEMS CORPORATION (the “Company”) which the undersigned is entitled to vote at the Company’s Annual Meeting of Stockholders to be held at the Company’s executive offices, 1111 Stewart Avenue, Bethpage, New York, on Thursday, May 23, 2013, at 10:00 a.m., and at any adjournment or postponement thereof, hereby ratifying all that said proxies or their substitutes may do by virtue hereof, and the undersigned authorizes and instructs said proxies to vote as stated on the reverse side.

Important Notice: All meeting attendees may be asked to present a valid, government-issued photo identification card (federal, state or local), such as a driver’s license or passport, before entering the meeting. In addition, video and audio recording devices and other electronic devices will not be permitted at the meeting and attendees will be subject to security inspections.

Receipt of the Notice of said annual meeting and of the Proxy Statement and Annual Report on Form 10-K of CABLEVISION SYSTEMS CORPORATION accompanying the same is hereby acknowledged.

          (Continued and to be signed on reverse side.)